DLB


THE DLB FIXED INCOME FUND







                                                                   ANNUAL REPORT
                                                                OCTOBER 31, 1999










                       [EXPERIENCE TO MANAGE THE FUTURE]

                                                           DLB FIXED INCOME FUND
                                   ---------------------------------------------

FUND INVESTMENT OBJECTIVE

THE DLB FIXED INCOME FUND seeks to achieve a high level of current income consistent with preservation of capital through investment in a portfolio of fixed income securities.

MARKET OVERVIEW

DESPITE STRONG RALLIES AROUND THE END OF AUGUST AND OCTOBER, INTEREST RATES IN THE U.S. CONTINUED THEIR GRADUAL ASCENT DURING THE SECOND HALF OF 1999, THOUGH AT A SLOWER PACE THAN IN THE FIRST HALF OF THE YEAR. Thirty-year U.S. Treasuries, which started the year yielding 5.09%, are currently in the range of
6.20 to 6.30%. Short-term rates are also higher, as the Federal Reserve moved to tighten monetary policy, raising the Federal Funds rate 25 basis points in June and August.

The Fed is concerned that above average GDP growth along with tight domestic labor markets will eventually lead to rising inflation. Interestingly, solid economic prospects and declining Y2K fears have combined to improve bond market liquidity a bit in the third and into the fourth quarters, resulting in tighter quality spreads. Lower quality corporates, including high yield and emerging markets debt has outperformed handily in 1999, primarily in the first and into the fourth quarters.

PORTFOLIO STRATEGY REVIEW

AFTER SLOWING TO AROUND 2% IN 2Q99, THIRD QUARTER REAL GDP SURGED TO 5.5% ON THE BACK OF CONSUMER DEMAND THAT JUST WON'T QUIT. Fourth quarter growth looks to also be quite robust. At the same time, despite a doubling of oil prices over the past 12 months and an available labor pool that has shrunk to levels which, historically speaking, would suggest the likelihood of rising wages, inflation remains a toothless tiger. Inflation for all of 1999 is likely to come in at around 2.0 to 2.5% at the consumer level. Nonetheless, the Federal Reserve has re-affirmed its watch, pre-emptively raising rates two times thus far-to stay "ahead of the curve" and keep inflation in check. U.S. bond investors have had a difficult year amid generally rising interest rates, heavy new issuance, bouts of Y2K paranoia, below average liquidity, and above average volatility in quality spreads. Large swings in investor sentiment have buffeted the market all year. Despite year to date outperformance, spread sectors (i.e. corporates, MBS, high yield, etc.) have been volatile. Declining Treasury note issuance has resulted in Treasuries being a less reliable "benchmark" for other bond sectors. Investors are

                                                           DLB FIXED INCOME FUND
                                   ---------------------------------------------

PORTFOLIO STRATEGY REVIEW
(CONT.)

actively seeking new tools for determining relative value among securities and sectors. Shrinking balance sheets on Wall Street have led to significant reductions in dealers ability and perhaps more importantly their willingness to provide trading liquidity.

WE CONTINUE TO FOCUS ON QUALITY AND LIQUIDITY AT THE PORTFOLIO LEVEL, AS WE HAVE THROUGHOUT 1999. At the same time, we are increasingly looking to make opportunistic purchases at attractive yields. Despite some recent tightening, quality spreads remain at historically wide levels; thus we will likely be looking to increase exposure to the corporate sector as we move into the New Year.

THE FUND'S TOP TEN HOLDINGS AND SECTOR WEIGHTINGS CAN BE FOUND BELOW.

--------------------------------------------------------------------------------
TOP 10 HOLDINGS                                   % OF FUND ASSETS
--------------------------------------------------------------------------------
FNMA debenutre   6.25%   2002                           7.4
U.S. Treasury   7.875%   2021                           5.5
FHLMC   6.00%   30 year passthrough                     4.9
U.S. Treasury   8.125%   2021                           3.6
U.S. Treasury   5.625%   2006                           3.5
Ontario Province   5.50%   2008                         2.7
MBNA Credit Card Trust   5.90%   2011                   2.5
FNMA debenture   5.625%   2001                          2.5
COMED 1998-A6   5.63%   2009                            2.2
GMAC   6.85%   2004                                     2.1
Total                                                  36.9
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SECTOR                                        LEHMAN
BREAKDOWNS (%)                  PORTFOLIO    AGGREGATE      DIFFERENCE
--------------------------------------------------------------------------------
Corporate                         28           17             +11
Mortgage Backed                   17           34             -17
Treasury                          16           33             -17
Asset Backed                      13            2             +11
Agency                            11            9              +2
Yankee                             9            4              +5
Commercial Mortgage Backed         5            1              +4
Cash                               1            0              +1
--------------------------------------------------------------------------------

                                                           DLB FIXED INCOME FUND
                                   ---------------------------------------------


PORTFOLIO STRATEGY REVIEW
(CONT.)

--------------------------------------------------------------------------------
QUALITY                                       LEHMAN
BREAKDOWNS (%)                  PORTFOLIO    AGGREGATE      DIFFERENCE
--------------------------------------------------------------------------------
Treasury                          16           34             -18
Agency                            20           40             -20
AAA                               23            5             +18
AA                                 4            5              -1
A                                 17            9              +8
Baa                               20            7             +13
Below Baa                          0            0               0
--------------------------------------------------------------------------------

PERFORMANCE REVIEW

PERFORMANCE FOR THE DLB FIXED INCOME FUND FOR THE FISCAL YEAR ENDED OCTOBER 31, 1999 HAS SLIGHTLY TRAILED THE BROAD MARKET AVERAGES WITH A -1.08% DECLINE VERSUS -0.33% FOR THE LEHMAN AGGREGRATE INDEX. After suffering through the summer, corporate and mortgage backed securities have caught fire late in the year, providing strong "excess returns" over the past couple of months. Despite our overweighting in these sectors, the DLB Fixed Income Fund trails the benchmark Lehman Aggregate Index primarily due to underperformance in the first and second quarters. This can be attributed to: 1) much of the "corporate sector" outperformance in 1999 has been in sub-sectors which are recovering after being beaten up so badly in late 1998, such as emerging markets, high yield and the energy sector where the Fund did not have significant exposure, and 2) our relatively defensive posture overall during the early part of the year. One sector that has benefited the Fund this year has been our exposure to Commercial Mortgage Backed securities, which have done extremely well on a relative basis.

OUTLOOK

THE DLB FIXED INCOME FUND CONTINUES TO BE POSITIONED DURATION NEUTRAL TO THE MARKET-INTEREST RATE ANTICIPATION IS NOT PART OF THE FUND'S INVESTMENT STRATEGY. Market consensus is for the Fed to remain active into 2000, with additional tightenings currently being priced into the market.

WE MAINTAIN OUR 1999 STRATEGY THAT IT IS BEST TO FOCUS PORTFOLIO ACTIVITY AROUND THE THEMES OF LIQUIDITY AND QUALITY. There were, and continue to be, many opportunities presented due to short term technical factors in the market. While we do not anticipate significant Y2K related disruptions in the credit markets,

                                                           DLB FIXED INCOME FUND
                                   ---------------------------------------------


OUTLOOK (CONT.)

the possibility exists that liquidity--the ability to trade quickly at reasonable prices--may be diminished around year end. Barring significant Y2K problems, and in light of current valuations, we look for corporate and to a lesser extent mortgage backed securities to post solid excess returns in the New Year. The Fund should be well positioned to benefit in such an environment.

                                                           DLB FIXED INCOME FUND
                                   ---------------------------------------------


GROWTH OF A
$100,000 INVESTMENT

                CUMULATIVE TOTAL RETURN SINCE INCEPTION 7/25/95

                                  [LINE GRAPH]

                            LEHMAN                                   LEHMAN
                           BROTHERS                                 BROTHERS
             DLB FIXED     AGGREGATE                  DLB FIXED     AGGREGATE
            INCOME FUND   BOND INDEX                 INCOME FUND   BOND INDEX
            -----------   ----------                 -----------   ----------
25-Jul-95   $100,000.00   $100,000.00    30-Sep-96   $117,295.55   $117,797.41
31-Jul-95   $100,100.00   $100,150.00    31-Oct-97   $118,937.69   $119,505.48
31-Aug-95   $101,501.40   $101,361.82    30-Nov-97   $119,151.78   $120,055.20
30-Sep-95   $102,404.76   $102,345.02    31-Dec-97   $120,379.04   $121,267.76
31-Oct-95   $103,602.90   $103,675.51    31-Jan-98   $121,968.05   $122,819.99
30-Nov-95   $105,105.14   $105,230.64    28-Feb-98   $121,858.28   $122,721.73
31-Dec-95   $106,461.00   $106,703.87    31-Mar-98   $122,309.15   $123,138.98
31-Jan-96   $107,397.85   $107,408.12    30-Apr-98   $122,871.77   $123,779.31
28-Feb-96   $106,356.09   $105,539.22    31-May-98   $123,891.61   $124,955.21
31-Mar-96   $105,526.52   $104,800.44    30-Jun-98   $124,907.52   $126,017.33
30-Apr-96   $105,009.44   $104,213.56    31-Jul-98   $125,107.37   $126,281.97
30-May-96   $104,799.42   $104,005.13    31-Aug-98   $126,521.09   $128,340.36
30-Jun-96   $105,836.93   $105,398.80    30-Sep-98   $129,949.81   $131,343.53
31-Jul-96   $106,048.61   $105,683.38    31-Oct-98   $129,001.17   $130,647.40
31-Aug-96   $105,942.56   $105,503.72    30-Nov-98   $129,594.58   $131,392.10
30-Sep-96   $107,605.86   $107,339.48    31-Dec-98   $130,061.12   $131,786.27
31-Oct-96   $109,790.25   $109,722.42    31-Jan-99   $131,036.58   $132,721.95
30-Nov-96   $111,557.88   $111,598.67    28-Feb-99   $128,599.30   $130,399.32
31-Dec-96   $110,408.83   $110,560.80    31-Mar-99   $129,576.65   $131,116.52
31-Jan-97   $110,850.47   $110,903.54    30-Apr-99   $129,822.85   $131,536.09
28-Feb-97   $111,072.17   $111,180.80    31-May-99   $128,342.87   $130,378.57
31-Mar-97   $109,872.59   $109,946.69    30-Jun-99   $127,855.16   $129,961.36
30-Apr-97   $111,399.82   $111,595.89    31-Jul-99   $127,267.03   $129,402.53
31-May-97   $112,380.14   $112,656.05    31-Aug-99   $127,139.76   $129,337.82
30-Jun-97   $113,796.13   $113,996.66    30-Sep-99   $128,525.59   $130,838.14
31-Jul-97   $116,527.23   $117,074.57    31-Oct-99   $128,654.11   $131,322.24
31-Aug-97   $115,653.28   $116,079.44

--------------------------------------------------------------------------------
                  TOTAL RETURNS (%) FOR PERIODS ENDED 10/31/99
--------------------------------------------------------------------------------
                                  10 Months       One Year        Annualized
                                   1/1/99-        10/31/98-      Since Inception
                                  10/31/99        10/31/99      7/25/95-10/31/99

     DLB Fixed Income Fund        -1.08            -0.27              5.98
     Lehman Brothers Aggregate
        Bond Index                -0.33             0.53              6.50
--------------------------------------------------------------------------------

DISCLOSURE STATEMENT

LEHMAN BROTHERS AGGREGATE BOND INDEX is an unmanaged index that is composed of securities from Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indexes are rebalanced monthly by market capitalization. Securities in the Fund do not match those in the Index, and the performance of the Fund will differ.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. The Fund's total return reflects an expense limitation in effect during the periods shown. In the absence of such expense limitation, returns would have been lower.

                                                           DLB FIXED INCOME FUND
                                   ---------------------------------------------


This report and the Fund financial statements contained herein are submitted for the general information of the shareholders of the DLB Fixed Income Fund. The report is not intended for distribution to prospective investors unless preceded or accompanied by a current prospectus.












                          BABSON SECURITIES CORPORATION
                     One Memorial Drive, Cambridge, MA 02142
                                  December 1999

        ---------------------------------------
        DLB FIXED INCOME FUND

        FINANCIAL STATEMENTS FOR THE TEN MONTHS
        Ended October 31, 1999 and the Year
        Ended December 31,1998

DLB FIXED INCOME FUND

TABLE OF CONTENTS

------------------------------------------------------------------------------------------------
INDEPENDENT AUDITORS' REPORT                                                                1

FINANCIAL STATEMENTS:

       Portfolio of Investments as of October 31, 1999                                    2 - 4

       Statement of Assets and Liabilities as of October 31, 1999                           5

       Statements of Operations for the Ten Months Ended October 31, 1999
           and the Year Ended December 31, 1998                                             6

       Statements of Changes in Net Assets for the Ten Months Ended
           October 31, 1999 and the Years Ended December 31, 1998 and 1997                  7

       Financial Highlights for the Ten Months Ended October 31, 1999 and
           the Four-Year Period Ended December 31, 1998                                     8

       Notes to Financial Statements                                                      9 - 11

DELOITTE &                   ---------------------------------------------------
    TOUCHE                   DELOITTE & TOUCHE LLP     Telephone: (617) 437-2000
----------                   200 Berkeley Street       Facsimile: (617) 437-2111
[LOGO]                       Boston, Massachusetts 02116-5022


INDEPENDENT AUDITORS' REPORT

To the Trustees of The DLB Fund Group and
 Shareholders of DLB Fixed Income Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of DLB Fixed Income Fund (the "Fund") (a series of The DLB Fund Group) as of October 31, 1999, and the related statements of operations for the ten months then ended and the year ended December 31, 1998, the statements of changes in net assets for the ten months ended October 31, 1999 and the years ended December 31, 1998 and 1997, and the financial highlights for the ten months ended October 31, 1999 and each of the years in the four-year period ended December 31, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of DLB Fixed Income Fund at October 31, 1999, the results of its operations for the ten months then ended and the year ended December 31, 1998, the changes in its net assets for the ten months ended October 31, 1999 and the years ended December 31, 1998 and 1997, and the financial highlights for the ten months ended October 31, 1999 and each of the years in the four-year period ended December 31, 1998, in conformity with generally accepted accounting principles.

/s/ Deloitte & Touche LLP

December 10, 1999

-------------------
DELOITTE TOUCHE
TOHMATSU
-------------------

DLB FIXED INCOME FUND

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 1999

----------------------------------------------------------------------------------------------------------------------

                       BONDS - 98.5%

     S&P/MOODY'S                               ISSUER                                PRINCIPAL            VALUE
     BOND RATING                                                                      AMOUNT
     (UNAUDITED)
                       US GOVERNMENT - 15.7%
         AAA           US Treasury Note, 11.625%, 2002                              $  500,000           $    577,110
         AAA           US Treasury Note, 11.125%, 2003                                  25,000                 29,176
         AAA           US Treasury Note, 7.25%, 2004                                   100,000                104,984
         AAA           US Treasury Note, 7.50%, 2005                                    75,000                 79,700
         AAA           US Treasury Note, 5.625%, 2006                                1,300,000              1,268,514
         AAA           US Treasury Note, 6.50%, 2006                                   400,000                406,880
         AAA           US Treasury Note, 7.875%, 2021                                1,700,000              1,966,152
         AAA           US Treasury Note, 8.125%, 2021                                1,110,000              1,316,738
                                                                                                         ------------
                                                                                                            5,749,254
                                                                                                         ------------
                       US GOVERNMENT AGENCY  - 9.7%
         AAA           Federal National Mortgage Association, 5.625%, 2001             925,000                919,940
         AAA           Federal National Mortgage Association, 4.625%, 2001           2,700,000              2,628,504
                                                                                                         ------------
                                                                                                            3,548,444
                                                                                                         ------------
                       MORTGAGES - 18.4%
         AAA           FHLMC Gold Pool #G00143, 7.50%, 2023                            164,473                165,039
         AAA           FHLMC Gold Pool #C00680, 6.00%, 2028                          1,911,880              1,783,421
         AAA           FNMA Pool #346537, 6.00%, 2011                                  373,346                358,764
         AAA           FNMA Pool #323380, 6.50%, 2028                                  935,681                896,494
         AAA           FNMA Pool #490107, 6.50%, 2029                                  736,222                705,389
         AAA           FNMA Pool #252717, 7.50%, 2029                                  746,809                748,213
         AAA           GNMA Pool #780332, 8.00%, 2009                                  196,663                201,949
         AAA           GNMA Pool #410343, 7.50%, 2011                                  341,842                346,757
         AAA           GNMA Pool #423828, 6.00%, 2011                                  328,433                315,397
         AAA           GNMA Pool #398964, 7.50%, 2011                                  191,364                194,116
         AAA           GNMA Pool #357262, 7.50%, 2023                                  239,488                240,087
         AAA           GNMA Pool #380866, 7.00%, 2024                                   62,322                 61,114
         AAA           GNMA Pool #432175, 8.00%, 2026                                   28,136                 28,752
         AAA           GNMA Pool #441009, 8.00%, 2026                                  147,780                151,014
         BAA           Green Tree Financial 1994-A, 6.90%, 2004                         16,631                 16,493
         BAA           Green Tree Financial 1995-A, 7.25%, 2005                        155,740                146,566
         AAA           Green Tree Financial 1995-3 A-4, 7.05%, 2025                     18,291                 18,369
         AAA           Green Tree Financial 1995-1 A-5, 8.40%, 2025                    140,722                142,119
         AAA           Green Tree Financial 1996-2 A-3, 6.90%, 2027                    200,000                200,276
                                                                                                         ------------
                                                                                                            6,720,329
                                                                                                         ------------


     S&P/MOODY'S                               ISSUER                                PRINCIPAL            VALUE
     BOND RATING                                                                      AMOUNT
     (UNAUDITED)

                       ASSET BACKED - 12.1%
         AAA           California Infrastructure PG&E-1, 6.42%, 2008                $  650,000           $    634,784
         AAA           California Infrastructure SCE-1, 6.22%, 2004                    300,000                298,311
         AAA           Comed Transitional Funding Trust, 5.63%, 2009                   850,000                787,168
         AAA           DLJ Commercial Mortgage Corp., 6.11%, 2007                      688,789                659,515
         AAA           JP Morgan Commercial Mortgage Finance Corp.,
                         6.507%, 2035                                                  400,000                381,000
         AAA           MBNA Master Cr. Card Trust, 5.9%, 2011                        1,000,000                932,340
         AAA           Nomura Asset Securities Corporation, 6.59%, 2028                750,000                713,320
                                                                                                         ------------
                                                                                                            4,406,438
                                                                                                         ------------
                       BANKS - 1.0%
          A            Suntrust Banks, 6.00%, 2026                                     400,000                375,996
                                                                                                         ------------

                       FINANCIAL - 6.9%
          AA           Associates Corp. N.A., 5.8%, 2004                               500,000                479,880
         BAA           AT&T Capital Corp., 6.875%, 2001                                350,000                349,811
          A            Ford Capital BV, 10.125%, 2000                                  100,000                103,559
          A            Ford Motor Credit, 7.375%, 2009                                 700,000                706,622
          A            General Motors Acceptance Corp., 6.85%, 2004                    750,000                746,707
          AA           Norwest Corp., 6.00%, 2000                                      150,000                150,138
                                                                                                         ------------
                                                                                                            2,536,717
                                                                                                         ------------
                       INDUSTRIAL - 17.8%
         BAA           Airgas Inc., 7.14%, 2004                                        415,000                415,037
          A            Aluminum Company of America, 5.75%, 2001                        500,000                495,805
         BAA           American Stores, 8.00%, 2026                                    450,000                452,889
          A            Cardinal Health, 6.00%, 2006                                    150,000                138,013
          A            Cardinal Health, 6.25%, 2008                                    400,000                362,112
         BAA           Champion International, 7.20%, 2026                             675,000                653,319
         BAA           Comdisco Inc., 6.375%, 2001                                     300,000                295,152
         BAA           Comdisco Inc., 6.13%, 2001                                      250,000                247,815
          A            Consolidated Edison, 6.15%, 2008                                400,000                369,100
         BAA           Georgia-Pacific Corporation, 9.95%, 2002                        175,000                186,858
          A            International Business Machines, 6.22%, 2027                    400,000                390,824
          A            McDonnell Douglas, 8.25%, 2000                                   50,000                 50,652
          A            Philip Morris Companies, 7.125%, 1999                           300,000                300,219
          A            Philip Morris Companies, 7.20%, 2007                            175,000                167,389
         BAA           Ryder System Inc., 8.45%, 1999                                  100,000                100,260
          A            Sears, Roebuck & Co., 6.50%, 2000                               100,000                 99,991
          A            Sears, Roebuck & Co., 6.95%, 2002                                50,000                 49,866
         BAA           Service Corp. International, 6.375%, 2000                       500,000                480,555
         BAA           Telecommunications Inc., 9.80%, 2012                            170,000                203,886
         BAA           Time Warner Inc., 9.15%, 2023                                   150,000                172,128
         BAA           Time Warner Entertainment, 8.375%, 2023                         325,000                348,666
         BAA           Worldcom Incorporated, 7.75%, 2007                              525,000                543,487
                                                                                                         ------------
                                                                                                            6,524,023
                                                                                                         ------------

     S&P/MOODY'S                               ISSUER                                PRINCIPAL            VALUE
     BOND RATING                                                                      AMOUNT
     (UNAUDITED)

                       INTERNATIONAL - 10.6%
         BAA           Canadian National Railroad, 7.00%, 2004                      $  350,000           $    349,807
         BAA           Hellenic Republic, 6.95%, 2008                                  400,000                392,368
          A            Quebec Province, 7.5%, 2029                                     450,000                452,160
          AA           Ontario Province, 5.5%, 2008                                  1,075,000                974,713
         BAA           Oslo Seismic Services, 8.28%, 2011                              396,635                400,348
         BAA           Petro Geo-Services, 7.50%, 2007                                 400,000                397,188
         BAA           Province of Newfoundland, 7.32%, 2023                           350,000                336,235
         BAA           Republic of Chile, 6.875%, 2009                                 175,000                161,737
         BAA           Southern Investments UK, 6.375%, 2001                           400,000                392,512
                                                                                                         ------------
                                                                                                            3,857,068
                                                                                                         ------------
                       TRANSPORTATION - 4.5%
          A            Atchison, Topeka & Santa Fe Railway Company,
                          7.75%, 1999                                                   75,000                 75,009
         BAA           Burlington Northern Santa Fe Corporation, 6.05%, 2001           525,000                520,427
         BAA           JB Hunt Transport Services, Inc., 6.25%, 2000                   500,000                500,785
         BAA           United Air Lines Inc., 7.27%, 2013                              282,272                258,945
         BAA           Wisconsin Central Transportation, 6.625%, 2008                  300,000                278,841
                                                                                                         ------------
                                                                                                            1,634,007
                                                                                                         ------------
                       OTHER CORPORATE - 1.8%
         AAA           New Jersey Economic Development Authority,
                           7.425%, 2029                                                650,000                642,622
                                                                                                         ------------

                       TOTAL BONDS (identified cost, $37,153,601)                                          35,994,898

                       REPURCHASE AGREEMENT - 0.3%
                       Investors Bank & Trust Repurchase Agreement, 4.51%,
                         dated 10/29/99, $124,814 due on 11/1/99 (secured by
                         Federal Government Agency securities), at cost                124,767                124,767
                                                                                                         ------------
                       TOTAL INVESTMENTS (identified cost, $37,278,368)                                    36,119,665

                       Other assets, less liabilities - 1.2%                                                  420,443
                                                                                                         ------------
                       NET ASSETS - 100%                                                                 $ 36,540,108
                                                                                                         ============

                       See notes to financial statements.

DLB FIXED INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 1999

------------------------------------------------------------------------------------------------
ASSETS:

    Investments, at value (identified cost, $37,278,368)                            $ 36,119,665
    Receivable for investments sold                                                       11,100
    Interest receivable                                                                  444,904
    Receivable from investment manager                                                    13,761
                                                                                    ------------

                                                                                      36,589,430
                                                                                    ------------
LIABILITIES:
    Accrued management fees                                                               12,361
    Accrued expenses                                                                      36,961
                                                                                    ------------
                                                                                          49,322
                                                                                    ------------
NET ASSETS                                                                          $ 36,540,108
                                                                                    ============

NET ASSETS CONSIST OF:
    Paid-in capital                                                                 $ 37,666,303
    Unrealized depreciation of investments                                            (1,158,703)
    Accumulated undistributed net realized gain on investment transactions                15,363
    Accumulated undistributed net investment income                                       17,145
                                                                                    ------------

             Total                                                                  $ 36,540,108
                                                                                    ============

SHARES OF BENEFICIAL INTEREST OUTSTANDING                                              3,610,461
                                                                                    ============
NET ASSET VALUE, OFFERING PRICE, AND REDEMPTION PRICE
   PER SHARE (NET ASSETS / SHARES OF BENEFICIAL INTEREST
   OUTSTANDING)                                                                     $      10.12
                                                                                    ============

See notes to financial statements.

DLB FIXED INCOME FUND

STATEMENTS OF OPERATIONS

------------------------------------------------------------------------------------------------------------------
                                                                          Ten Months Ended         Year Ended
                                                                             October 31,           December 31,
                                                                                1999                  1998
                                                                             -----------           -----------
INTEREST INCOME                                                              $ 1,876,059           $ 2,058,768
                                                                             -----------           -----------
EXPENSES:
    Management fee                                                               121,361               131,644
    Trustees' fees                                                                 3,838                 4,669
    Custodian fees                                                                44,421                52,318
    Accounting and audit fees                                                     29,708                28,425
    Legal fees                                                                    12,619                10,495
    Registration fees                                                             16,746                25,840
    Transfer agent fee                                                             6,407                 8,000
    Printing                                                                       3,091                 2,627
    Miscellaneous                                                                    952                   233
                                                                             -----------           -----------
                                                                                 239,143               264,251

    Reduction of expenses by investment manager                                  (72,271)              (83,268)
                                                                             -----------           -----------
             Net expenses                                                        166,872               180,983
                                                                             -----------           -----------
             Net investment income                                             1,709,187             1,877,785
                                                                             -----------           -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
      INVESTMENTS:

    Realized gain (identified cost basis)                                         28,638               291,288

    Change in unrealized appreciation (depreciation)                          (2,150,902)              368,912
                                                                             -----------           -----------
             Net realized and unrealized gain (loss) on investments           (2,122,264)              660,200
                                                                             -----------           -----------
             Increase (decrease) in net assets from operations               $  (413,077)          $ 2,537,985
                                                                             ===========           ===========

See notes to financial statements.

DLB FIXED INCOME FUND

STATEMENTS OF CHANGES IN NET ASSETS

----------------------------------------------------------------------------------------------------------------------------
                                                  Ten Months Ended        Years Ended December 31,
                                                     October 31,       -------------------------------
                                                        1999               1998               1997
                                                    ------------       ------------       ------------
INCREASE (DECREASE) IN NET ASSETS:
  From operations:
    Net investment income                           $  1,709,187       $  1,877,785       $  1,240,912
    Net realized gain on investments                      28,638            291,288             26,429
    Net unrealized appreciation (depreciation)
      of investments                                  (2,150,902)           368,912            715,791
                                                    ------------       ------------       ------------
                                                        (413,077)         2,537,985          1,983,132
                                                    ------------       ------------       ------------
  Distributions to shareholders:
    From net investment income                        (1,699,687)        (1,894,627)        (1,212,012)
    From net realized gain on investments                 (4,038)          (290,918)              --
                                                    ------------       ------------       ------------
                                                      (1,703,725)        (2,185,545)        (1,212,012)
                                                    ------------       ------------       ------------
  Fund share transactions:
    Net proceeds from sales of shares                  5,422,205          2,275,531         17,272,202
    Net asset value of shares issued in
        reinvestment of distributions                  1,229,402          1,669,653            887,748
    Cost of shares reacquired                         (1,852,775)        (2,594,499)        (2,036,662)
                                                    ------------       ------------       ------------
                                                       4,798,832          1,350,685         16,123,288
                                                    ------------       ------------       ------------
           Total increase in net assets                2,682,030          1,703,125         16,894,408

NET ASSETS:
  At beginning of period                              33,858,078         32,154,953         15,260,545
                                                    ------------       ------------       ------------
  At end of period (including accumulated
    undistributed net investment income of
    $17,145, $6,502 and $22,557, respectively)      $ 36,540,108       $ 33,858,078       $ 32,154,953
                                                    ============       ============       ============

  See notes to financial statements.

DLB FIXED INCOME FUND

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------------------------------------------------------
                                                          Ten Months
                                                             Ended                Years Ended December 31,          Period Ended
                                                          October 31,   -------------------------------------------  December 31,
                                                             1999            1998          1997           1996          1995**
                                                         -------------  -------------  -------------  -------------  ------------
Per share data (for a share outstanding throughout
   each period):
   Net asset value- beginning of period                  $       10.72  $       10.61  $       10.11  $       10.26  $      10.00
                                                         -------------  -------------  -------------  -------------  ------------

   Income from investment operations:
     Net investment income                                         .48            .63            .42            .53           .28
     Net realized and unrealized gain (loss) on                   (.60)           .20            .49           (.15)          .37
                                                         -------------  -------------  -------------  -------------  ------------
       investments
                                                                  (.12)           .83            .91            .38           .65
                                                         -------------  -------------  -------------  -------------  ------------
   Less distributions to shareholders:
     From net investment income (1)                               (.48)          (.63)          (.41)          (.53)         (.28)
     From net realized gain on investments                        --             (.09)          --             --            (.11)
                                                         -------------  -------------  -------------  -------------  ------------

                                                                  (.48)          (.72)          (.41)          (.53)         (.39)
                                                         -------------  -------------  -------------  -------------  ------------

   Net asset value- end of period                        $       10.12  $       10.72  $       10.61  $       10.11  $      10.26
                                                         =============  =============  =============  =============  ============

   Total return                                                  (1.08%)         8.04%          9.03%          3.70%        14.75% *

   Ratios and Supplemental Data:
     Ratio of expenses to average net assets                       .55% *         .55%           .55%           .55%          .55% *
     Ratio of net investment income to average net assets         5.63% *        5.71%          5.74%          6.36%         6.24% *
     Portfolio turnover                                             58%            50%            44%            65%           42%
     Net assets at end of period (000 omitted)           $      36,540  $      33,858  $      32,155  $      15,261  $      5,325

The manager has agreed with the Fund to reduce its management fee and/or bear certain expenses, such that the Fund's total expenses do not exceed .55% of average daily net assets. Without such agreement and had the 1995 expenses been limited to that permitted by state securities law, the investment income per share and ratios would have been:



     Net investment income                               $         .46  $         .60  $         .38  $         .44  $        .19

     Ratios (to average net assets):
       Expenses                                                    .79% *         .80%          1.06%         1.66%          2.50% *
       Net investment income                                      5.40% *        5.45%          5.22%         5.25%          4.33% *

  *      Annualized
  **     For the period from July 25, 1995 (commencement of operations) to December 31, 1995.
  (1)    Distributions in excess of net investment income for the year ended December 31, 1996 were less than $.01 per share.


See notes to financial statements.

DLB FIXED INCOME FUND

NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------

1.   BUSINESS AND ORGANIZATION

     DLB Fixed Income Fund (the "Fund") is a non-diversified series of The DLB Fund Group (the "Trust"), a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

     During 1999, the Fund changed its year end from December 31 to October 31, and the financial statements are presented for the ten months ended October 31, 1999.

2.   SIGNIFICANT ACCOUNTING POLICIES

     INVESTMENT VALUATION - Debt securities other than short-term obligations, including listed issues, are valued on the basis of valuations furnished by dealers or by a pricing service, with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon exchange or over-the-counter prices. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value.

     REPURCHASE AGREEMENTS - Securities purchased under agreements to resell to the original owner are recorded at cost. The Fund may enter into such agreements with institutions that the Fund's investment adviser has determined to be creditworthy. The Fund requires that the securities so purchased be transferred to the custodian under terms that enable the Fund to obtain such securities in the event of a default. The Fund monitors, on a daily basis, the value of the securities to assure that such value, including accrued interest, is greater than amounts owed to the Fund.

     INVESTMENT TRANSACTIONS AND INCOME - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount are amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations.

     TAXES AND DISTRIBUTIONS - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the "Code") applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gains on investments. Accordingly, no provision for federal income or excise tax is necessary.

     The Fund files a tax return annually using tax accounting methods required by the Code, which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the net investment income and net realized gain reported in these financial statements may differ from the amounts reported on the Fund's tax return, and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV.

     Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions for tax purposes and financial reporting purposes. Differences between income for financial reporting purposes and tax-basis earnings and profits may result in the reporting of temporary over-distributions in the financial statements. Such over-distributions are classified as distributions in excess of net investment income or accumulated net realized gains. Distributions, if any, in excess of tax-basis earnings and profits are reported as return of capital. During the ten months ended October 31, 1999, $1,143 was reclassified from accumulated undistributed net realized gain on investment transactions to accumulated undistributed net investment income due to differences between book and tax accounting for mortgage-backed securities. This change had no effect on the net assets or net asset value per share.

     USE OF ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements. Actual results could differ from those such estimates.

3.   TRANSACTIONS WITH AFFILIATES

     The Fund engages David L. Babson & Co. Inc. ("Babson") to provide investment advisory and administrative services and general office facilities. The fee for such services is computed daily and paid monthly at an effective annual rate of .40% of average daily net assets. For the ten months ended October 31, 1999, the management fee amounted to $121,361. Babson has agreed to pay the Fund's operating expenses such that the Fund's total aggregate expenses do not exceed .55% of average daily net assets. For the ten months ended October 31, 1999, $72,271 of fund expenses were borne by Babson.

     The Fund pays no compensation directly to the Trustees who also are officers of the investment manager, nor to the officers of the Fund, all of whom receive remuneration for their services to the Fund from Babson.

4.   PORTFOLIO SECURITIES

     Purchases and sales of investments, other than short-term obligations, for the ten months ended October 31, 1999 were as follows:

                                                                  Purchases          Sales
                                                                -------------     ------------
        U. S. Government securities                             $  1,980,291      $  4,194,451
                                                                =============     ============
        Investments (non-U.S. Government securities)            $ 23,807,703      $ 16,008,458
                                                                =============     ============

     The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

        Aggregate cost                                           $ 37,294,262
                                                                 ============

        Gross unrealized appreciation                            $     48,531
        Gross unrealized depreciation                              (1,223,128)
                                                                 ------------
           Net unrealized depreciation                           $ (1,174,597)
                                                                 ============

5.   SHARES OF BENEFICIAL INTEREST

     The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                               Ten Months
                                                  Ended                  Years Ended December 31,
                                               October 31,           -------------------------------
                                                   1999                 1998                 1997
                                                ---------            ---------             ---------
        Shares sold                               514,248              208,434             1,635,464
        Shares issued in reinvestment
           of  distributions                      119,145              155,364                83,908
        Redemptions                              (179,883)            (237,538)             (197,835)
                                                ---------            ---------             ---------
           Net increase                           453,510              126,260             1,521,537
                                                =========            =========             =========

                                      DLB





THE DLB GLOBAL SMALL CAP FUND









                                                                   ANNUAL REPORT
                                                                OCTOBER 31, 1999









                       [EXPERIENCE TO MANAGE THE FUTURE]

                                                       DLB GLOBAL SMALL CAP FUND
                                   ---------------------------------------------

FUND INVESTMENT OBJECTIVE

THE DLB GLOBAL SMALL CAPITALIZATION FUND seeks long-term capital appreciation through investment primarily in common stocks of foreign and domestic companies with market capitalization at the time of investment by the Fund of up to $1.5 billion.

MARKET OVERVIEW

INTERNATIONAL MARKETS CONTINUED TO RECOVER FROM THE ASIAN CRISIS IN 1999 AND ECONOMIC GROWTH RETURNED TO ALL MAJOR AREAS. Asia led the way, with Japan to the fore, but by the end of the period under review Europe was also experiencing a rebound. In terms of individual markets, Japan was the strongest as signs of much-needed corporate restructuring began to emerge. The only negative was the euro, which declined by about 15% against the US dollar following its launch on 1st January 1999.

ON THE DOMESTIC FRONT, IT WAS A YEAR FILLED WITH VOLATILITY, SECTOR ROTATION, ENORMOUS RETURNS IN TECHNOLOGY AND THE "DOT.COM" SECTOR, AND LAGGING VALUE STOCKS (AGAIN). The S&P 500 Index finished the fiscal year ending October 31 up 12%, led by large growth stocks that advanced nearly 15%. Small company stocks, represented by the Russell 2000 Index, increased by a modest 3%, and the value component of this market segment declined by 5%.

PORTFOLIO STRATEGY REVIEW-
INTERNATIONAL

STRATEGY FOR THE INTERNATIONAL COMPONENT OF THE FUND'S PORTFOLIO IS DRIVEN PRINCIPALLY BY STOCK SELECTION, WITH THE FUND'S INVESTMENT SUB-ADVISOR INVESTING IN THE BEST OPPORTUNITIES AVAILABLE ACROSS THE GLOBAL MARKETS. Concerning the non-U.S. markets during the period, some money was switched out of Europe and into Asia, mainly Japan as the Fund took profit in European stocks which had performed well in 1998. Smaller companies in Japan had suffered for several years in the face of recession and were consequently trading on very attractive multiples at a time when growth was returning. Typically investment was made in companies operating in a niche (Aderans and Q'Sai) or service companies (Japan Airport Terminal).

AS ECONOMIC GROWTH HAS STRENGTHENED OVER THE PERIOD, IT HAS BEEN A BETTER ENVIRONMENT FOR FINDING CANDIDATES FOR INCLUSION IN THE PORTFOLIO. The European markets, in particular, have been expanding in terms of new companies coming to the stockmarket. The portfolio has invested in number

                                                       DLB GLOBAL SMALL CAP FUND
                                   ---------------------------------------------

PORTFOLIO STRATEGY REVIEW-
INTERNATIONAL (CONT.)

of new holdings-Classeditori (Italy), Beru (Germany) and a Baltimore Technologies (UK).

THE FUND'S TOP TEN U.S. HOLDINGS AND SECTOR WEIGHTINGS CAN BE FOUND BELOW.

--------------------------------------------------------------------------------
TOP 10 EQUITY HOLDINGS                            % OF FUND ASSETS
--------------------------------------------------------------------------------
M6 (Metropole Television)                              5.34
BIPOP-CARIRE                                           3.78
BellSystems 24                                         3.74
C Two-Network                                          2.83
Manutan International                                  2.61
Rhoen Klinikum                                         2.61
Infogrames Entertainment                               2.58
Hosiden                                                2.54
Beru                                                   2.40
Classeditori                                           2.35
Total                                                 30.78
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SECTOR DIVERSIFICATION (%)                          PORTFOLIO
--------------------------------------------------------------------------------
Basic Industries                                      2.30
General Industrials                                   9.13
Cyclical Goods                                        2.40
Non-Cyclical Consumer Goods                          23.09
Cyclical Services                                    28.46
Non-Cyclical Services                                 8.84
Information Technology                                2.41
Resources                                             0.89
Financials                                           18.21
Cash                                                  4.23
--------------------------------------------------------------------------------

PORTFOLIO STRATEGY REVIEW-
DOMESTIC

IN THE UNITED STATES, THE STRONGEST ECONOMIC SECTOR WITHIN THE RUSSELL 2500-BY A WIDE MARGIN-WAS TECHNOLOGY WHICH GAINED 39% DURING THE FISCAL YEAR ENDING OCTOBER 31. Our value orientation led to our underweighting that sector which hurt our performance. Indeed, the increased exposure that the Fund had in economically sensitive sectors also hurt performance, particularly in the later part of the year. The Financial and Materials & Processing sectors were particularly hard hit.

OUR INVESTMENT APPROACH FOCUSES ON IDENTIFYING ATTRACTIVE STOCKS-NOT SECTORS. In

                                                       DLB GLOBAL SMALL CAP FUND
                                   ---------------------------------------------


PORTFOLIO STRATEGY REVIEW-
DOMESTIC (CONT.)

particular, we try to find superior companies who possess a competitive advantage, whose stocks are attractively valued, and who have a catalyst which should enable the company to grow earnings faster than other investors are expecting. Our approach led us to purchase some very strong companies who have compelling forward looking prospects - but who also happen to be fairly economically sensitive. While we continue to be positive about our companies' future prospects, the market voted otherwise over the past several months, and the investment performance of those companies was disappointing.

THE FUND'S TOP TEN NON-U.S. HOLDINGS AND SECTOR WEIGHTINGS CAN BE FOUND BELOW.

--------------------------------------------------------------------------------
TOP 10 EQUITY HOLDINGS                            % OF FUND ASSETS
--------------------------------------------------------------------------------
Unova                                                   3.1
Golden State Bancorp                                    3.0
Ryerson Tull                                            2.9
Wallace Computer Systems                                2.9
HSB Group                                               2.9
Nabors Industries                                       2.8
Perkin Elmer                                            2.8
Yellow Corporation                                      2.8
Central Newspapers                                      2.8
Ralcorp Holdings                                        2.8
Total                                                  28.8
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SECTOR                                        RUSSELL
DIVERSIFICATION (%)             PORTFOLIO      2500         DIFFERENCE
--------------------------------------------------------------------------------
Technology                         5.4         17.8          -12.4
Healthcare                         1.9          7.7           -5.8
Consumer Discretionary            26.4         17.2           +9.2
Consumer Staples                   7.3          3.0           +4.3
Energy                             8.4          4.3           +4.1
Materials & Processing            15.8          9.1           +6.7
Producer Durables                  6.7          6.6           +0.1
Autos & Transportation             9.0          3.3           +5.7
Financials                        16.8         19.7           -2.9
Utilities                          0.0          9.8           -9.8
Other                              2.3          1.5           +0.8
--------------------------------------------------------------------------------

                                                       DLB GLOBAL SMALL CAP FUND
                                   ---------------------------------------------

PERFORMANCE REVIEW

FOR THE NON-U.S. PORTION, THE TEN MONTH FISCAL PERFORMANCE HAS BEEN STRONG. All of the regions have done well but performance in Japan has been particularly noteworthy with several stocks rising by over 100 per cent.

THE U.S. PORTION OF THE FUND DID NOT FARE AS WELL. The ten month fiscal year of January through October 1999 has been a difficult period for small cap value investors. While the Russell 2500 Index posted a 6% gain in that time period, the Russell 2500 Value Index lost 2.4% of its value.

Overall, the Fund returned 9.48% for fiscal year ending October 31, compared to 12.00% for the Salomon EMI World (ex-U.S.) Index, 6.01% for the Russell 2500 Index and 9.60% for the Combined Index, an index calculated solely for the purpose of presenting an "index" that resembles the Fund's mix of domestic and foreign investments (see the next page for additional information about the Combined Index).

OUTLOOK

WE FIRMLY BELIEVE THAT WE ARE BEING GIVEN A SUPERB OPPORTUNITY TO INVEST IN GOOD COMPANIES ON A GLOBAL BASIS, WITH ATTRACTIVE FORWARD LOOKING OPPORTUNITIES, AT "BARGAIN BASEMENT" PRICES. Eventually, investors will shift their gaze from the technology sector and search for companies with solid market positions, good cash flow generation capabilities, and whose stocks are attractively valued.

IN A STOCK MARKET WITH LOFTY VALUATIONS AND HIGH INVESTOR EXPECTATIONS FOR FUTURE EARNINGS GROWTH AND FUTURE STOCK RETURNS, we are convinced that our low risk investment approach is particularly well suited to deliver superior investment performance to our investors. We look forward to continuing to demonstrate our value-adding capabilities.

                                                       DLB GLOBAL SMALL CAP FUND
                                   ---------------------------------------------

GROWTH OF A
$100,000 INVESTMENT

                CUMULATIVE TOTAL RETURN SINCE INCEPTION 7/19/95

                                  [LINE GRAPH]

                 DLB GLOBAL       COMBINED        SALOMON         RUSSELL
                 SMALL CAP         INDEX        EMI(ex-U.S.)        2500
                 ---------         -----        ------------        ----
  19-Jul-95     $100,000.00     $100,000.00     $100,000.00     $100,000.00
  30-Jul-95     $100,300.00     $105,860.00     $105,830.00     $102,170.00
  30-Aug-95      $98,795.50     $104,928.43     $103,152.50     $103,804.72
  30-Sep-95      $99,793.33     $111,454.98     $103,957.09     $105,745.87
  31-Oct-95      $98,396.23     $108,133.62     $100,963.13     $102,436.02
  30-Nov-95     $100,993.89     $111,572.27     $102,033.34     $106,810.04
  31-Dec-95     $104,013.61     $114,897.12     $105,941.21     $108,636.49
  31-Jan-96     $106,426.72     $116,390.79     $107,826.97     $109,407.81
  28-Feb-96     $109,853.66     $118,904.83     $109,509.07     $112,700.99
  31-Mar-96     $112,567.05     $121,508.84     $112,027.77     $115,000.09
  30-Apr-96     $115,291.17     $127,584.29     $117,920.44     $120,313.09
  31-May-96     $116,605.49     $128,413.58     $116,965.28     $123,573.58
  30-Jun-96     $115,089.62     $126,795.57     $116,976.98     $119,779.87
  31-Jul-96     $109,450.23     $120,176.84     $112,555.25     $111,011.98
  31-Aug-96     $110,763.63     $123,758.11     $113,692.06     $117,395.17
  30-Sep-96     $111,062.69     $126,394.16     $114,328.73     $122,478.38
  31-Oct-96     $110,562.91     $125,762.19     $113,882.85     $121,670.02
  30-Nov-96     $113,481.77     $129,535.06     $115,750.53     $127,546.69
  31-Dec-96     $114,264.79     $128,952.15     $113,620.72     $129,294.07
  31-Jan-97     $110,996.82     $129,016.63     $111,166.51     $132,862.59
  28-Feb-97     $109,450.23     $120,465.27     $114,446.18     $109,357.90
  31-Mar-97     $108,749.74     $117,104.29     $112,924.04     $104,403.99
  30-Apr-97     $106,737.87     $116,858.37     $111,241.47     $105,729.92
  31-May-97     $112,480.37     $125,903.21     $118,372.05     $115,467.65
  30-Jun-97     $116,507.17     $129,869.16     $121,047.26     $120,190.27
  31-Jul-97     $119,326.64     $132,765.24     $119,219.45     $127,233.42
  31-Aug-97     $118,014.05     $131,012.74     $114,128.78     $129,001.97
  30-Sep-96     $120,929.00     $136,620.08     $116,160.27     $137,438.70
  31-Oct-97     $116,696.48     $130,827.39     $111,571.94     $131,267.70
  30-Nov-97     $115,482.84     $128,433.25     $106,595.83     $131,858.40
  31-Dec-97     $117,907.98     $128,484.62     $104,240.06     $134,350.53
  31-Jan-98     $117,176.95     $129,962.20     $108,586.87     $132,294.96
  28-Feb-98     $125,543.38     $139,527.42     $116,687.45     $141,899.58
  31-Mar-98     $133,490.28     $145,861.96     $122,171.76     $148,128.97
  30-Apr-98     $134,224.48     $146,678.79     $123,100.27     $148,691.86
  31-May-98     $135,271.43     $144,654.62     $125,389.93     $141,792.56
  30-Jun-98     $130,455.76     $142,614.99     $121,728.55     $141,962.71
  31-Jul-98     $127,624.87     $137,395.28     $120,888.62     $132,209.87
  31-Aug-98     $109,846.73     $116,373.80     $106,067.68     $107,275.09
  30-Sep-98     $107,968.35     $118,806.02     $103,309.92     $114,891.62
  31-Oct-98     $116,238.73     $126,290.79     $110,603.60     $121,176.19
  30-Nov-98     $119,167.94     $131,392.94     $114,142.91     $127,174.41
  31-Dec-98     $122,302.06     $136,858.89     $116,905.17     $134,881.18
  31-Jan-99     $119,807.10     $136,530.43     $116,542.76     $134,651.88
  28-Feb-99     $114,475.68     $130,973.64     $114,281.83     $125,805.26
  31-Mar-99     $117,429.15     $134,915.95     $118,567.40     $128,497.49
  30-Apr-99     $124,921.13     $144,454.50     $124,981.90     $139,998.01
  31-May-99     $129,805.55     $143,558.88     $121,707.37     $142,167.98
  30-Jun-99     $135,711.70     $149,545.29     $125,857.59     $149,560.72
  31-Jul-99     $134,571.72     $151,294.97     $130,564.67     $146,614.37
  31-Aug-99     $134,464.07     $150,659.53     $132,575.36     $142,025.34
  30-Sep-99     $134,235.48     $149,484.39     $132,257.18     $139,909.16
  31-Oct-99     $133,899.89     $149,992.63     $130,934.61     $142,973.17

*Salomon EMI (ex-U.S.), 58.0%
 Russell 2500, 42.0%

--------------------------------------------------------------------------------
                  TOTAL RETURNS (%) FOR PERIODS ENDED 10/31/99
--------------------------------------------------------------------------------
                                  10 Months       One Year        Annualized
                                   1/1/99-        10/31/98-      Since Inception
                                  10/31/99        10/31/99      7/19/95-10/31/99

     DLB Global Small Cap Fund     9.48            15.21              7.32
     Combined Index                9.60            18.77             11.48
     Salomon EMI (ex-U.S.) Index  12.00            18.38              6.11
     Russell 2500 Index            6.01            18.00             13.76
--------------------------------------------------------------------------------

DISCLOSURE STATEMENT

THE DLB GLOBAL SMALL CAPITALIZATION FUND invests in a combination of domestic and international securities. The relative proportions of the Fund's assets fluctuate over time.

The "COMBINED INDEX" used as a benchmark to measure the performance of this Fund is a composite of the Russell 2500 Index and Salomon Brothers Extended Market Index, ex-U.S., (EMI), weighted in each (monthly) period to reflect the proportions of the Fund's assets invested in domestic and international securities, respectfully, during such period. As of October 31, 1999, such proportions were 42.0% domestic, 58.0% international. The Fund calculates the Combined Index solely for the purpose of presenting an "index" that resembles the Fund's mix of domestic and foreign investments. Securities in the Fund do not match those in the Index and the performance of the Fund will differ.

SALOMON BROTHERS EXTENDED MARKET INDEX, EX-U.S., (EMI) is an unmanaged index that represents the bottom 20% of the cumulative available market capital of the BMI. The EMI defines the small stock index outside the U.S. Salomon Brothers Broad Market Index (BMI) is an unmanaged index that fully represents the universe of institutionally available global stocks. All companies with an available market capitalization greater than U.S. $100 million are included in the index. Securities in the Fund do not match those in the Index and the performance of the Fund will differ.

RUSSELL 2500 INDEX is an unmanaged index that measures the performance of the smallest 2500 companies in the Russell 3000 Index, representing approximately 17% of the Russell 3000 total market capitalization. This index is a good measure of small to medium-small stock performance in the U.S. Securities in the Fund do not match those in the Index and the performance of the Fund will differ.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. The Fund's total return reflects an expense limitation in effect during the periods shown. In the absence of such expense limitation, returns would have been lower.

                                                       DLB GLOBAL SMALL CAP FUND
                                   ---------------------------------------------


This report and the Fund financial statements contained herein are submitted for the general information of the shareholders of the DLB Global Small Capitalization Fund. The report is not intended for distribution to prospective investors unless preceded or accompanied by a current prospectus.












                          BABSON SECURITIES CORPORATION
                     One Memorial Drive, Cambridge, MA 02142
                                  December 1999

        ---------------------------------------

        DLB GLOBAL SMALL
        CAPITALIZATION FUND

        FINANCIAL STATEMENTS FOR THE TEN MONTHS
        ENDED OCTOBER 31, 1999 AND THE YEAR
        ENDED DECEMBER 31, 1998

DLB GLOBAL SMALL CAPITALIZATION FUND

TABLE OF CONTENTS

----------------------------------------------------------------------------------------------------
INDEPENDENT AUDITORS' REPORT                                                                 1

FINANCIAL STATEMENTS:

        Portfolio of Investments as of October 31, 1999                                    2 - 6

        Statement of Assets and Liabilities as of October 31, 1999                           7

        Statements of Operations for the Ten Months Ended October 31, 1999
             and the Year Ended December 31, 1998                                            8

        Statements of Changes in Net Assets for the Ten Months Ended
             October 31, 1999 and the Years Ended December 31, 1998 and 1997                 9

        Financial Highlights for the Ten Months Ended October 31, 1999
             and the Four-Year Period Ended December 31, 1998                               10

        Notes to Financial Statements                                                     11 - 14

DELOITTE &                   ---------------------------------------------------
    TOUCHE                   DELOITTE & TOUCHE LLP     Telephone: (617) 437-2000
----------                   200 Berkeley Street       Facsimile: (617) 437-2111
[LOGO]                       Boston, Massachusetts 02116-5022

INDEPENDENT AUDITORS' REPORT

To the Trustees of The DLB Fund Group and Shareholders of DLB Global Small
   Capitalization Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of DLB Global Small Capitalization Fund (the "Fund") (a series of The DLB Fund Group) as of October 31, 1999, and the related statements of operations for the ten months then ended and the year ended December 31, 1998, the statements of changes in net assets for the ten months ended October 31, 1999 and the years ended December 31, 1998 and 1997, and the financial highlights for the ten months ended October 31, 1999 and each of the years in the four-year period ended December 31, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1999, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of DLB Global Small Capitalization Fund at October 31, 1999, the results of its operations for the ten months then ended and the year ended December 31, 1998, the changes in its net assets for the ten months ended October 31, 1999 and the years ended December 31, 1998 and 1997, and the financial highlights for the ten months ended October 31, 1999 and each of the years in the four-year period ended December 31, 1998, in conformity with generally accepted accounting principles.

/s/ Deloitte & Touche LLP

December 10, 1999

-------------------
DELOITTE TOUCHE
TOHMATSU
-------------------

DLB GLOBAL SMALL CAPITALIZATION FUND

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 1999

---------------------------------------------------------------------------------------------------
COMMON AND PREFERRED STOCKS - 93.9%

                ISSUER                                              SHARES              VALUE
DOMESTIC

AEROSPACE - 1.2%
Perkinelmer, Inc.                                                     4,700           $   191,819
                                                                                      -----------
APPAREL - 1.7%
The Stride Rite Corporation                                          15,400               101,063
Unifi Inc. (*)                                                       13,000               156,000
                                                                                      -----------
                                                                                          257,063
                                                                                      -----------
AUTO PARTS - 1.8%
Bandag Incorporated                                                     200                 4,150
Exide Corporation                                                    14,700               130,463
Snap-On Inc.                                                          4,300               130,613
                                                                                      -----------
                                                                                          265,226
                                                                                      -----------
BANKS - 2.4%
Dime Bancorp, Inc.                                                   10,100               180,538
Golden State Bancorp, Inc. (*)                                        9,200               192,050
Golden State Bancorp, Inc. Warrants (*)                               3,300                 3,300
                                                                                      -----------
                                                                                          375,888
                                                                                      -----------
BUILDING SUPPLIES - 1.2%
Dal-Tile International Inc. (*)                                      20,100               187,181
                                                                                      -----------
COAL GAS & PIPE - 1.1%
Nabors Industries Inc. (*)                                            7,800               176,963
                                                                                      -----------
COMPUTER RELATED - .1%
Filtronic PLC                                                         5,000                92,818
                                                                                      -----------
ELECTRICAL EQUIPMENT - 1.5%
Gerber Scientific Inc.                                                7,300               137,788
Magnetek, Inc.                                                       13,200                90,750
                                                                                      -----------
                                                                                          228,538
                                                                                      -----------
ELECTRONICS & INSTRUMENTS - .9%
Scitex Corporation Ltd. (*)                                          10,500               133,219
                                                                                      -----------
ENVIRONMENTAL - .9%
Safety-Kleen Corp (*)                                                11,800               134,963
                                                                                      -----------
FOOD PRODUCERS - 2.2%
Ralcorp Holdings Inc. (*)                                             9,600               187,200
Vlasic Foods International (*)                                       20,100               154,519
                                                                                      -----------
                                                                                          341,719
                                                                                      -----------


                ISSUER                                              SHARES              VALUE
FURNITURE & APPLIANCES - .4%
La-Z-Boy Incorporated                                                 3,300           $    60,225
                                                                                      -----------
HEALTHCARE - .7%
Total Renal Care Holdings, Inc.                                      15,100               110,419
                                                                                      -----------
INSURANCE COMPANIES - 3.2%
HCC Insurance Holdings, Inc.                                         14,100               158,625
HSB Group, Inc.                                                       5,200               198,900
SSL Interantional PLC                                                13,000               138,283
                                                                                      -----------
                                                                                          495,808
                                                                                      -----------
MACHINERY & EQUIPMENT - 4.1%
Foster Wheeler Corporation                                           10,600               119,250
Harsco Corporation                                                    5,100               150,131
Roper Industries, Inc.                                                6,000               185,250
Unova Inc. (*)                                                       14,900               198,356
                                                                                      -----------
                                                                                          652,987
                                                                                      -----------
METALS & MINING - 2.1%
Martin Marietta Corporation                                           4,000               155,750
Ryerson Tull, Inc.                                                    8,100               166,050
                                                                                      -----------
                                                                                          321,800
                                                                                      -----------
NATURAL GAS - 1.0%
Equitable Resources, Inc.                                             4,400               160,600
                                                                                      -----------
OFFICE SUPPLIES - 1.1%
Wallace Computer Services                                             7,800               172,575
                                                                                      -----------
OIL SERVICES - 1.0%
Stolt Comex Seaway S. A.                                             14,200               151,763
                                                                                      -----------
PAPER & FOREST PRODUCTS - .6%
Albany International Corp.                                            7,093               107,725
                                                                                      -----------
PRINTING & PUBLISHING - 4.2%
ACNeilsen Corporation (*)                                             6,600               145,200
Central Newspapers, Inc.                                              4,400               188,925
Hollinger International                                              16,900               175,338
Lee Enterprises Inc.                                                  5,100               150,450
                                                                                      -----------
                                                                                          659,913
                                                                                      -----------
PROFESSIONAL SERVICES - 1.9%
CDI Corporation (*)                                                   5,400               143,100
Policy Management Systems Corporation (*)                             8,000               153,500
                                                                                      -----------
                                                                                          296,600
                                                                                      -----------
REAL ESTATE - .8%
Prentiss Properties Trust                                             5,900               126,481
                                                                                      -----------


                ISSUER                                              SHARES              VALUE
SPECIALTY RETAIL - .9%
Enesco Group Inc.                                                    10,500           $   132,563
                                                                                      -----------
TOBACCO - .5%
Dimon Incorporated                                                   20,500                71,750
                                                                                      -----------
TRANSPORTATION - 1.0%
Fritz Companies Inc. (*)                                             14,000               156,625
                                                                                      -----------
TRUCKING & SHIPPING - 1.5%
Yellow Corporation (*)                                               10,900               185,300
Halter Marine Corp.                                                   8,200                44,588
                                                                                      -----------
                                                                                          229,888
                                                                                      -----------
FOREIGN
AUSTRALIA - 1.6%
F. H. Faulding & Company Ltd. (Pharmaceuticals)                      15,000                91,776
Infratil Australia Limited (Holding Company)                        150,000                68,904
United Construction Group Ltd. (Aerospace & Defense)                 60,000                88,810
                                                                                      -----------
                                                                                          249,490
                                                                                      -----------
BELGIUM - .7%
Colruyt NV (Food Retailers)                                           2,000               109,650
Dolmen Computer Applications (Software & Computer Services)(*)          200                 3,832
                                                                                      -----------
                                                                                          113,482
                                                                                      -----------
FRANCE - 8.6%
Brioche Pasquier, SA (Food Producers)                                 2,000               191,098
Infogrames Entertainment (Leisure) (*)                                2,500               231,769
M6 - Metropole Television (Media)                                     1,750               478,797
Societe Manutan International SA (Distributors)                       4,000               233,611
Royal Canin SA (Food Producers)                                       3,000               199,832
                                                                                      -----------
                                                                                        1,335,107
                                                                                      -----------
GERMANY - 4.2%
Beru AG (Automobile parts)                                           10,000               215,195
MLP Pref., Non Voting (Life Insurance) (**)                             900               189,888
Rhoen-Klinikum, AG (Private Healthcare)                               6,000               243,081
                                                                                      -----------
                                                                                          648,164
                                                                                      -----------
HONG KONG - 1.6%
Asia Satellite Telecoms Hldgs. (Media)                               35,000                82,445
Four Seas Mercantile Holding (Food Producer)                        210,000                56,766
Vitasoy International Holdings, Ltd. (Food Producers)               348,500               102,054
                                                                                      -----------
                                                                                          241,265
                                                                                      -----------
ITALY - 4.2%
Banca Popolare Di Milano (Banking)                                   15,000               100,784
BIPOP Spa (Banking)                                                   8,000               338,925
Classeditori Spa (Media)                                             25,000               214,038
                                                                                      -----------
                                                                                          653,747
                                                                                      -----------


                ISSUER                                              SHARES              VALUE
JAPAN - 16.6%
Aderans Company, Ltd. (Healthcare)                                    3,000           $   150,259
Bellsystem24 Inc. (Telemarketing)                                       350               335,828
C Two-Network Co. Ltd. (Retailing)                                    1,000               254,270
Fancl Corporation (Cosmetics, Toiletries)                               700               201,497
Fuji Seal Inc. (Labeling Products)                                    2,000               184,226
Hoshiden Corporation (Electronic Components)                          6,000               227,404
Japan Airport Terminal Co., Ltd. (Airport Services)                  15,000               190,271
Misumi Corporation (Distributors)                                     2,000               144,886
Mycal Card Inc. (Consumer Credit)                                     3,300               145,653
Nippon Konpo UNYU (Tobacco)                                          16,000               116,676
Q'sai Co. Ltd. (Health Beverages)                                     3,000               206,966
Ryohin Keikaku Company, Ltd.(Retailer)                                1,000               192,477
T&K Toka Company Ltd. (Chemicals)                                     3,500               138,025
Union Tool Co. (Engineering)                                          1,000               106,889
                                                                                      -----------
                                                                                        2,595,327
                                                                                      -----------
MALAYSIA - .1%
Perlis Plantations Berhad (Diversified Industrial)                   15,000                15,472
                                                                                      -----------
NETHERLANDS - .6%
Kempen & Company, NV (Banking)                                        2,250                94,707
                                                                                      -----------
NEW ZEALAND - .3%
Guinness Peat Group (Other Financial)                                66,551                50,909
                                                                                      -----------
NORWAY - .7%
Tomra Systems ASA (Diversified Industrial)                            3,000               114,606
                                                                                      -----------
SINGAPORE - .4%
Overseas Union Enterprises (Real Estate)                             15,000                41,298
TIBS Holdings Limited (Transport)                                    21,000                25,374
                                                                                      -----------
                                                                                           66,672
                                                                                      -----------
SPAIN - 2.5%
Azkoyen S.A. (Vending Machines)                                      14,000               135,831
Mapfre Vida Seguros (Life Insurance)                                  4,000               104,472
Superdiplo S.A. (Supermarkets) (*)                                    8,000               146,733
                                                                                      -----------
                                                                                          387,036
                                                                                      -----------
SWITZERLAND - 1.9%
Bank Sarasin Ltd. (Banking)                                             110               204,158
Phoenix Mecano AG (Engineering)                                         200                96,800
                                                                                      -----------
                                                                                          300,958
                                                                                      -----------
THAILAND - .3%
Matichon Public Co. Ltd (Media)                                      24,000                44,297
                                                                                      -----------


                ISSUER                                              SHARES              VALUE
UNITED KINGDOM - 9.3%
Baltimore Technologies PLC (Software) (*)                             4,000           $   123,210
Peter Black Holdings, PLC (Household Goods)                          19,000               105,813
Brake Brothers PLC (Food Retailers)                                   9,000                91,890
N Brown Group PLC (General Retailers)                                20,000               124,524
Capita Group, PLC (Service Outsourcing)                              10,000               132,903
Cattles PLC (Other Financial)                                        26,000               121,304
Columbus Group PLC (Business Publishing)                            110,000                70,476
Expro International Group, PLC (Oil Exploration)                     14,000                79,692
IMS Group, (Telecommunications)                                      18,000               105,418
Independent Insurance Group, PLC (General Insurer)                   19,000                85,056
Kingston Communications (Telecommunications) (*)                     24,000               176,240
Redrow Group PLC (Housebuilder)                                      26,000                68,554
Rotork PLC (Engineering)                                             13,000                86,066
St. James's Place Capital PLC (Life Insurance)                       27,000                86,937
                                                                                      -----------
                                                                                        1,458,083
                                                                                      -----------
TOTAL COMMON AND PREFERRED STOCKS
    (identified cost, $12,886,202)                                                     14,662,409

                                                                  PRINCIPAL
                                                                    AMOUNT

REPURCHASE AGREEMENT - 5.63%
Investors Bank & Trust Repurchase Agreement, 4.51%,
  dated 10/29/99, $879,893 due on 11/1/99 (secured by
  Federal Government Agency securities), at cost                  $ 879,562               879,562
                                                                                      -----------
TOTAL INVESTMENTS (identified cost, $13,765,764)                                       15,541,971

Other assets, less liabilities - 0.5%                                                      73,487
                                                                                      -----------

NET ASSETS - 100%                                                                     $15,615,458
                                                                                      ===========

(*)   Non-income producing security
(**)  Preferred Stock

See notes to financial statements.

DLB GLOBAL SMALL CAPITALIZATION FUND

STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 1999

----------------------------------------------------------------------------------------------
ASSETS:
    Investments, at value (identified cost, $13,765,764)                          $ 15,541,971
    Foreign cash, at value (cost, $789)                                                    789
    Receivable for investments sold                                                    277,605
    Dividends and interest receivable                                                   11,030
    Receivable for fund shares sold                                                     12,277
    Receivable from investment manager                                                  12,740
    Other assets                                                                         8,680
                                                                                  ------------
                                                                                    15,865,092

LIABILITIES:
    Payable for investments purchased                                                  201,387
    Accrued management fees                                                             13,157
    Accrued expenses                                                                    35,090
                                                                                  ------------
                                                                                       249,634

NET ASSETS                                                                        $ 15,615,458
                                                                                  ============
NET ASSETS CONSIST OF:
    Paid-in capital                                                               $ 13,065,061
    Unrealized appreciation of investments and translation of assets and
      liabilities in foreign currencies                                              1,777,135
    Accumulated undistributed net realized gain on investments and
      foreign currency transactions                                                    800,590
    Accumulated distributions in excess of net investment income                       (27,328)

             Total                                                                $ 15,615,458
                                                                                  ============
SHARES OF BENEFICIAL INTEREST OUTSTANDING                                            1,323,026

NET ASSET VALUE, OFFERING PRICE, AND REDEMPTION PRICE
   PER SHARE (NET ASSETS / SHARES OF BENEFICIAL INTEREST
   OUTSTANDING)                                                                   $      11.80
                                                                                  ============

See notes to financial statements.

DLB GLOBAL SMALL CAPITALIZATION FUND

STATEMENTS OF OPERATIONS

----------------------------------------------------------------------------------------------------------------------
                                                                                     Ten Months
                                                                                        Ended             Year Ended
                                                                                     October 31,          December 31,
                                                                                        1999                  1998
                                                                                     -----------           -----------
NET INVESTMENT INCOME:
    Dividends (net of foreign tax withheld of $14,884 and
      and $16,205, respectively)                                                     $   173,303           $   206,307
    Interest                                                                              23,456                23,203
                                                                                     -----------           -----------
                                                                                         196,759               229,510
                                                                                     -----------           -----------
EXPENSES:
    Management fee                                                                       123,274               143,177
    Trustees' fees                                                                         3,838                 4,669
    Custodian fees                                                                        54,810                67,107
    Accounting and audit fees                                                             30,831                29,428
    Legal fees                                                                            12,619                11,258
    Registration fees                                                                     14,837                20,578
    Transfer agent fee                                                                     6,407                 8,000
    Miscellaneous                                                                          3,949                 2,782
                                                                                     -----------           -----------
                                                                                         250,565               286,999
    Reduction of expenses by investment manager                                          (65,657)              (72,251)
                                                                                     -----------           -----------
             Net expenses                                                                184,908               214,748
                                                                                     -----------           -----------
             Net investment income                                                        11,851                14,762
                                                                                     -----------           -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
    Realized gain (loss) (identified cost basis):
      Investment transactions                                                            845,800             1,051,146
      Foreign currency transactions and forward foreign currency exchange
         contracts and other transactions denominated in foreign currency                (11,474)               (6,746)
                                                                                     -----------           -----------
             Net realized gain on investments and foreign currency                       834,326             1,044,400
                                                                                     -----------           -----------
    Change in unrealized appreciation:
      Investments                                                                        502,366              (539,253)
      Foreign currency and forward foreign currency exchange contracts
        and other transactions denominated in foreign currency                               207                 1,006
                                                                                     -----------           -----------
             Net unrealized gain (loss) on investments and foreign currency              502,573              (538,247)
                                                                                     -----------           -----------
             Net realized and unrealized gain on investments and foreign
                currency                                                               1,336,899               506,153
                                                                                     -----------           -----------
             Increase in net assets from operations                                  $ 1,348,750           $   520,915
                                                                                     ===========           ===========

See notes to financial statements.

DLB GLOBAL SMALL CAPITALIZATION FUND

STATEMENTS OF CHANGES IN NET ASSETS

---------------------------------------------------------------------------------------------------------------
                                                              Ten Months
                                                                 Ended              Years Ended December 31,
                                                              October 31,       -------------------------------
                                                                 1999               1998               1997
                                                             ------------       ------------       ------------
INCREASE (DECREASE) IN NET ASSETS:
  From operations:
     Net investment income                                   $     11,851       $     14,762       $     29,173
     Net realized gain on investments
       and foreign currency                                       834,326          1,044,400             27,312
     Net unrealized appreciation (depreciation)
       of investments and foreign currency                        502,573           (538,247)           572,764
                                                             ------------       ------------       ------------
                                                                1,348,750            520,915            629,249
                                                             ------------       ------------       ------------

  Distributions to shareholders:
     From net investment income                                      --              (14,762)            (9,121)
     In excess of net investment income                              --              (93,233)              --
     From net realized gain on investments and
       foreign currency transactions                                  (72)          (989,096)           (27,312)
     In excess of net realized gain on investments
       and foreign currency transactions                             --                 --               (9,806)
     Tax return of capital                                           --                 --             (474,986)
                                                             ------------       ------------       ------------
                                                                      (72)        (1,097,091)          (521,225)
                                                             ------------       ------------       ------------
  Fund share transactions:
     Net proceeds from sales of shares                            572,236            827,306            906,178
     Net asset value of shares issued in
       reinvestment of distributions                                   72          1,097,091            521,225
     Cost of shares reacquired                                   (615,352)          (925,539)          (233,889)
                                                             ------------       ------------       ------------
                                                                  (43,044)           998,858          1,193,514
                                                             ------------       ------------       ------------
             Total increase in net assets                       1,305,634            422,682          1,301,538

NET ASSETS:
  At beginning of period                                       14,309,824         13,887,142         12,585,604
                                                             ------------       ------------       ------------
  At end of period (including accumulated distributions
       in excess of net investment income of
      $27,328, $70,207 and $26,926, respectively)            $ 15,615,458       $ 14,309,824       $ 13,887,142
                                                             ============       ============       ============

See notes to financial statements.

DLB GLOBAL SMALL CAPITALIZATION FUND

FINANCIAL HIGHLIGHTS

-----------------------------------------------------------------------------------------------------------------------------
                                                              Ten Months
                                                                 Ended           Years Ended December 31,        Period Ended
                                                               October 31,   --------------------------------     December 31,
                                                                 1999         1998         1997         1996         1995**
                                                                ------       ------       ------       ------       ------
Per share data (for a share outstanding throughout
  each period):
  Net asset value- beginning of period                          $10.78       $11.27       $11.19       $10.33       $10.00
                                                                ------       ------       ------       ------       ------
  Income from investment operations:
    Net investment income                                          .01          .01          .02          .01          .07
    Net realized and unrealized gain on investments
       and foreign currency                                       1.01          .40          .50         1.01          .33
                                                                ------       ------       ------       ------       ------
                                                                  1.02          .41          .52         1.02          .40
                                                                ------       ------       ------       ------       ------
  Less distributions to shareholders:
    From net investment income                                    --           (.01)        (.01)        (.01)        (.07)
    In excess of net investment income                            --           (.08)        --           --           --
    From net realized gain on investments and foreign
       currency transactions (1)                                  --           (.81)        (.02)        (.11)        --
    In excess of net realized gain on investments and
       foreign currency transactions                              --           --           (.01)        (.04)        --
    Tax return of capital                                         --           --           (.40)        --           --
                                                                ------       ------       ------       ------       ------
                                                                  --           (.90)        (.44)        (.16)        (.07)
                                                                ------       ------       ------       ------       ------
  Net asset value- end of period                                $11.80       $10.78       $11.27       $11.19       $10.33
                                                                ======       ======       ======       ======       ======

      Total return                                               9.48%        3.73%        4.66%        9.85%        4.07%

      Ratios and Supplemental Data:
        Ratio of expenses to average net assets                  1.50% *      1.50%        1.50%        1.50%        1.46%  *
        Ratio of net investment income to average net assets     .10% *        .10%         .22%         .09%        1.46%  *
        Portfolio turnover                                        45%           36%          44%          22%           5%
        Net assets at end of period (000 omitted)              $15,615      $14,310      $13,887      $12,586      $10,509

The manager has agreed with the Fund to reduce its management fee and/or bear certain expenses, such that the Fund's total expenses do not exceed 1.50% of average daily net assets.  Without such agreement and had the 1995 expenses been limited to that permitted by state securities law, the investment income (loss) per share and ratios would have been:

        Net investment income (loss)                            $ (.04)      $ (.08)      $ (.05)      $ (.10)       $ .02

        Ratios (to average net assets):
           Expenses                                              2.03% *      2.00%        2.14%        2.36%        2.50%  *
           Net investment income (loss)                          (.43%)*      (.40%)       (.42%)       (.77%)        .42%  *

    *      Annualized

    **     For the period from July 19, 1995 (commencement of operations) to December 31, 1995.

    (1)    Distributions from net realized gain on investments for the ten months ended October 31, 1999 was less than $.01 per share.

    See notes to financial statements.

DLB GLOBAL SMALL CAPITALIZATION FUND

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1.   BUSINESS AND ORGANIZATION

     DLB Global Small Capitalization Fund (the "Fund") is a non-diversified series of The DLB Fund Group (the "Trust"), a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

     During 1999, the Fund changed its year end from December 31 to October 31, and the financial statements are presented for the ten months ended October 31, 1999.

2.   SIGNIFICANT ACCOUNTING POLICIES

     INVESTMENT VALUATION - Equity securities listed on securities exchanges or reported through the NASDAQ system are valued at last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are valued at last quoted bid prices. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value.

     REPURCHASE AGREEMENTS - Securities purchased under agreements to resell to the original owner are recorded at cost. The Fund may enter into such agreements with institutions that the Fund's investment adviser has determined to be creditworthy. The Fund requires that the securities so purchased be transferred to the custodian under terms that enable the Fund to obtain such securities in the event of a default. The Fund monitors, on a daily basis, the value of the securities to assure that such value, including accrued interest, is greater than amounts owed to the Fund.

     FOREIGN CURRENCY TRANSLATION - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars at current exchange rates. Purchases and sales of foreign investments and income and expenses are converted into U.S. dollars at currency exchange rates prevailing on the respective dates of such transactions. Security transaction gains and losses attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. Income and expense gains and losses that are attributable to changes in foreign exchange rates are recorded for financial statement purposes as foreign currency transaction gains and losses. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

     FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS - The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The risks associated with these contracts include the possible inability of counterparties to meet the terms of the contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Fund enters into forward contracts for hedging purposes only. The Fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. It may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value resulting from unfavorable exchange rate movements. Forward foreign currency exchange contracts are adjusted by the daily change in the exchange rates of the underlying currencies, and any gains or losses are recorded for financial statement purposes as unreal

     INVESTMENT TRANSACTIONS AND INCOME - Investment transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Dividend payments received in additional securities are recorded in an amount equal to the value of the securities received. Interest income is recorded on the accrual basis.

     TAXES AND DISTRIBUTIONS - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the "Code") applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gains on investments. Accordingly, no provision for federal income or excise tax is necessary.

     The Fund files a tax return annually using tax accounting methods required by the Code, which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the net investment income and net realized gain reported in these financial statements may differ from the amounts reported on the Fund's tax return, and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV.

     Foreign taxes are provided with respect to interest and dividend income earned in foreign currencies in accordance with applicable tax rates. To the extent that such taxes are unrecoverable, they are recorded as a reduction of net investment income.

     Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions for tax purposes and financial reporting purposes. Differences between income for financial reporting purposes and tax-basis earnings and profits may result in the reporting of temporary over-distributions in the financial statements. Such over-distributions are classified as distributions in excess of net investment income or accumulated net realized gains. Distributions, if any, in excess of tax-basis earnings and profits are reported as return of capital. During the ten months ended October 31, 1999, $31,028 was reclassified from accumulated undistributed net realized gain on investment transactions to accumulated undistributed net investment income due to differences between book and tax accounting for foreign currency transactions and the offset of net investment loss against short-term capital gains. This change had no effect on the net assets or net asset value per share.

     USE OF ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements. Actual results could differ from those such estimates.

3.   TRANSACTIONS WITH AFFILIATES

     The Fund engages David L. Babson & Co. Inc. ("Babson") to provide investment advisory and administrative services and general office facilities. The fee for such services is computed daily and paid monthly at an effective annual rate of 1.00% of average daily net assets. For the ten months ended October 31, 1999, the management fee amounted to $123,274. Babson has agreed to pay the Fund's operating expenses such that the Fund's total aggregate expenses do not exceed 1.50% of average daily net assets. For the ten months ended October 31, 1999, $65,657 of fund expenses were borne by Babson.

     Babson has entered into a sub-advisory agreement with Babson-Stewart Ivory International ("BSII"), an affiliate of Babson, with respect to the management of the international component of the Fund's portfolio. Under the sub-advisory agreement, Babson pays BSII a monthly fee at the effective annual rate of .50% of average daily net assets.

     The Fund pays no compensation directly to theTrustees who also are officers of the investment manager, nor to the officers of the Fund, all of whom receive remuneration for their services to the Fund from Babson.

4.   PORTFOLIO SECURITIES

     Purchases and sales of investments, other than short-term obligations, for the ten months ended October 31, 1999 aggregated $6,372,829 and $6,668,226, respectively.

     The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

        Aggregate cost                                        $ 13,795,800
                                                              ============

        Gross unrealized appreciation                         $  3,699,967
        Gross unrealized depreciation                           (1,953,796)

           Net unrealized appreciation                        $  1,746,171
                                                              ============

5.   SHARES OF BENEFICIAL INTEREST

     The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                              Ten Months
                                                 Ended                Years Ended December 31,
                                              October 31,          -----------------------------
                                                  1999                1998               1997
                                               ----------          ----------         ----------
        Shares sold                               50,868              74,346             81,079
        Shares issued in reinvestment
           of  distributions                           6             103,499             46,413
        Redemptions                              (55,596)            (81,996)           (20,517)
                                               ----------          ----------         ----------
           Net increase (decrease)                (4,722)             95,849            106,975
                                               ==========          ==========         ==========


6.   RISKS ASSOCIATED WITH FOREIGN INVESTMENTS

     Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Fund, political or financial instability or diplomatic and other developments that could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States.

                                      DLB

THE DLB ENTERPRISE III FUND






                                                                   ANNUAL REPORT
                                                                OCTOBER 31, 1999











                       [EXPERIENCE TO MANAGE THE FUTURE]

                                                         DLB ENTERPRISE III FUND
                                   ---------------------------------------------


FUND INVESTMENT OBJECTIVE

THE DLB ENTERPRISE III FUND seeks long-term capital appreciation primarily through investment in small to medium-size companies.

MARKET OVERVIEW

THE FISCAL YEAR ENDING OCTOBER 30, 1999 (A 10 MONTH PERIOD DUE TO A CHANGE IN THE FISCAL CALENDAR FROM DECEMBER 31 TO OCTOBER 31) WAS A YEAR FILLED WITH VOLATILITY, SECTOR ROTATION, ENORMOUS RETURNS IN TECHNOLOGY AND THE "DOT.COM" SECTOR, AND LAGGING VALUE STOCKS (AGAIN).

IN THE FIRST QUARTER OF 1999 WE WITNESSED THE SAME TRENDS THAT TOOK PLACE THROUGH MOST OF CALENDAR YEAR 1998: LARGE GROWTH STOCKS LEADING THE MARKET TO NEW HIGHS AT THE EXPENSE OF ALL OTHER EQUITY ASSET CLASSES. Small company stocks and value stocks were all flat or down in this time period. The tables turned dramatically in the second quarter, with small cap stocks and value stocks surging 15% or more, leaving large growth stocks in the dust. This rally was short-lived however, and most of these gains were lost in the third quarter. At fiscal year-end, large growth stocks still ruled the day, leaving many value and small company managers frustrated with yet another year of an out-of-favor asset class.

THE S&P 500 INDEX FINISHED THE FISCAL YEAR UP 12%, LED BY LARGE GROWTH STOCKS THAT ADVANCED NEARLY 15%. Small company stocks represented by the Russell 2000 Index increased by a modest 3%, and the value component of this market segment declined by 5%.

THE REAL STANDOUT IN THE MARKET IN FISCAL 1999 WAS THE TECHNOLOGY SECTOR. This segment of the market, up over 35%, was the only component of the S&P 500 Index that was consistently in positive territory throughout the year. Much of this performance came from telecommunications and Internet companies that benefited from accelerating growth in the buildout and use of the Internet.

                                                         DLB ENTERPRISE III FUND
                                   ---------------------------------------------

THE STRONGEST ECONOMIC SECTOR WITHIN THE RUSSELL 2500-BY A WIDE MARGIN-WAS TECHNOLOGY WHICH GAINED 39% DURING THE FISCAL YEAR ENDING OCTOBER 31. Our value orientation led to our underweighting that sector which hurt our performance. Indeed, the increased exposure that the Fund had in economically sensitive sectors also hurt performance, particularly in the later part of the year. The Financial and Materials & Processing sectors were particularly hard hit.

OUR INVESTMENT APPROACH FOCUSES ON IDENTIFYING ATTRACTIVE STOCKS-NOT SECTORS. In particular, we try to find superior companies who possess a competitive advantage, whose stocks are attractively valued, and who have a catalyst which should enable the company to grow earnings faster than other investors are expecting. Our approach led us to purchase some very strong companies who have compelling forward looking prospects - but who also happen to be fairly economically sensitive. While we continue to be positive about our companies' future prospects, the market voted otherwise over the past several months, and the investment performance of those companies was disappointing.

THE BEST AND WORST PERFORMERS IN THE FUND FOR THE JANUARY THROUGH OCTOBER 1999 FISCAL YEAR ARE LISTED BELOW:

--------------------------------------------------------------------------------
BEST PERFORMERS               BUSINESS                      GAIN (%)
--------------------------------------------------------------------------------
CommScope                     Coaxial Cables                 110
Nabors Industries             Oil Service                     68
Unisource Worldwide           Paper Distribution              66
Life USA                      Insurance & Annuities           61
PRI Automation                Semiconductor Equipment         60
--------------------------------------------------------------------------------

COMMSCOPE is benefiting from heavy spending by AT&T and other cable television operators to upgrade their systems. The stock was sold during the fourth quarter of 1999 for valuation reasons. NABORS INDUSTRIES is benefiting from improved oil and gas prices. UNISOURCE WORLDWIDE was acquired by Georgia-Pacific, the large paper manufac- turer, during the second quarter of 1999. LIFE USA was acquired by its partner, Allianz, the German insurance company, during the second quarter of 1999. PRI AUTOMATION is benefiting from a pick up in demand from semiconductor producers. The stock was sold during the first quarter after a sharp run-up in price.

                                                         DLB ENTERPRISE III FUND
                                   ---------------------------------------------

PORTFOLIO STRATEGY REVIEW
(CONT.)

--------------------------------------------------------------------------------
UNDERPERFORMERS               BUSINESS                      LOSS (%)
--------------------------------------------------------------------------------
Vlasic International          Pickles and Frozen Foods        63
Policy Management Systems     Insurance Software              62
Dimon                         Tobacco Processor               53
Total Renal Care              Dialysis Centers                50
Enesco Group                  Collectibles                    46
--------------------------------------------------------------------------------

VLASIC, a spin out from Campbell Soups, reported much greater than expected losses in its non-core operations. Management plans to fix or exit those businesses which should boost the company's earnings power. POLICY MANAGEMENT SYSTEMS reported weak earnings due to client deferrals on its software upgrades. We believe the issue is temporary and have added to the position. DIMON is being squeezed from successive bumper tobacco leaf crops (i.e., too much supply) coupled with weak demand from the only growth markets for cigarette consumption, the developing word (Asia, Latin America, and Eastern Europe). TOTAL RENAL CARE reported much greater than expected difficulty integrating a large acquisition. ENESCO has seen its growth rate slow due to its recent restructuring.

THE FUND'S TOP TEN HOLDINGS AND SECTOR WEIGHTINGS CAN BE FOUND BELOW.

--------------------------------------------------------------------------------
TOP 10 EQUITY HOLDINGS                            % OF FUND ASSETS
--------------------------------------------------------------------------------
Unova                                                   3.1
Golden State Bancorp                                    3.0
Ryerson Tull                                            2.9
Wallace Computer Systems                                2.9
HSB Group                                               2.9
Nabors Industries                                       2.8
Perkin Elmer                                            2.8
Yellow Corporation                                      2.8
Central Newspapers                                      2.8
Ralcorp Holdings                                        2.8
TOTAL                                                  28.8
--------------------------------------------------------------------------------

                                                         DLB ENTERPRISE III FUND
                                   ---------------------------------------------

PORTFOLIO STRATEGY REVIEW
(CONT.)

--------------------------------------------------------------------------------
SECTOR                                        RUSSELL
DIVERSIFICATION (%)             PORTFOLIO      2000         DIFFERENCE
--------------------------------------------------------------------------------
Technology                         5.4         18.1          -12.7
Healthcare                         1.9          9.0           -7.1
Consumer Discretionary            26.4         17.3           +9.1
Consumer Staples                   7.3          2.6           +4.7
Energy                             8.4          3.1           +5.3
Materials & Processing            15.8          9.2           +6.6
Producer Durables                  6.7          8.2           -1.5
Autos & Transportation             9.0          3.5           +5.5
Financials                        16.8         21.4           -4.6
Utilities                          0.0          6.5           -6.5
Other                              2.3          1.0           +1.3
--------------------------------------------------------------------------------

PERFORMANCE REVIEW

THE TEN MONTH FISCAL YEAR OF JANUARY THROUGH OCTOBER 1999 HAS BEEN A DIFFICULT PERIOD FOR SMALL CAP VALUE INVESTORS. While the Russell 2500 Index posted a 6.01% gain in that time period and the Russell 2000 Index a 2.79% gain, the Russell 2000 Value Index lost 4.92% of its value. As a result of the value orientation of our approach, the DLB Enterprise III Fund posted a loss of 8.11% for the ten month period, dramatically underperforming its benchmark.

OUTLOOK

CLEARLY, THE SMALL CAP VALUE AREA OF THE MARKET HAS NOT BEEN AN ATTRACTIVE AREA IN WHICH TO INVEST IN 1999. Additionally, our portfolios have been hurt by increased exposure to economically sensitive sectors at a time when interest rates are rising and investors are concerned about the potential for an economic slowdown.

WE FIRMLY BELIEVE THAT WE ARE BEING GIVEN A SUPERB OPPORTUNITY TO INVEST IN GOOD COMPANIES, WITH ATTRACTIVE FORWARD LOOKING OPPORTUNITIES, AT "BARGAIN BASEMENT" PRICES. Eventually, investors will shift their gaze from the technology sector and search for companies with solid market positions, good cash flow generation capabilities, and whose stocks are attractively valued.

                                                         DLB ENTERPRISE III FUND
                                   ---------------------------------------------

OUTLOOK(CONT.)

IN A STOCK MARKET WITH LOFTY VALUATIONS AND HIGH INVESTOR EXPECTATIONS FOR FUTURE EARNINGS GROWTH AND FUTURE STOCK RETURNS, we are convinced that our investment approach is particularly well suited to deliver superior investment performance to our investors. We look forward to continuing to demonstrate our value-adding capabilities.

                                                         DLB ENTERPRISE III FUND
                                   ---------------------------------------------

Growth of a
$100,000 Investment

                CUMULATIVE TOTAL RETURN SINCE INCEPTION 7/25/95

                                  [LINE GRAPH]

                    DLB            RUSSELL         RUSSELL       RUSSELL 2000
               ENTERPRISE III    2500 INDEX      2000 INDEX      VALUE INDEX
               --------------    ----------      ----------      -----------
   25-Jul-95     $100,000.00     $100,000.00     $100,000.00     $100,000.00
   31-Jul-95     $100,500.00     $102,210.00     $102,200.00     $101,240.00
   31-Aug-95      $99,696.00     $103,845.36     $104,315.54     $104,246.83
   30-Sep-95     $100,792.66     $105,787.27     $106,182.79     $105,800.11
   31-Oct-95      $98,595.38     $102,476.13     $101,436.42     $101,578.68
   30-Nov-95     $106,897.11     $106,851.86     $105,696.75     $105,611.36
   31-Dec-95     $109,270.22     $108,679.02     $108,487.14     $108,885.31
   31-Jan-96     $111,302.65     $109,450.65     $108,367.81     $109,603.95
   28-Feb-96     $114,652.86     $112,745.11     $111,748.88     $111,324.73
   31-Mar-96     $117,702.62     $115,045.11     $114,028.56     $113,662.55
   30-Apr-96     $119,232.76     $120,360.19     $120,129.09     $116,765.54
   30-May-96     $121,879.73     $123,621.96     $124,862.17     $119,719.71
   30-Jun-96     $119,746.83     $119,826.76     $119,730.34     $118,307.01
   31-Jul-96     $112,118.96     $111,055.44     $109,277.88     $112,013.08
   31-Aug-96     $116,087.97     $117,441.13     $115,626.92     $116,874.45
   30-Sep-96     $117,202.41     $122,526.33     $120,147.94     $120,065.12
   31-Oct-96     $115,983.51     $121,717.66     $118,297.66     $121,457.88
   30-Nov-96     $122,188.63     $127,596.62     $123,171.52     $127,992.31
   31-Dec-96     $125,402.19     $129,344.69     $126,398.61     $132,152.06
   31-Jan-97     $126,380.32     $132,914.61     $128,926.59     $134,187.20
   28-Feb-97     $127,467.19     $130,934.18     $125,806.56     $135,461.98
   31-Mar-97     $127,581.91     $125,002.86     $119,868.49     $131,831.60
   30-Apr-97     $127,581.91     $126,590.40     $120,204.13     $133,769.52
   31-May-97     $137,711.92     $138,249.37     $133,570.82     $144,417.58
   30-Jun-97     $146,318.91     $143,903.77     $139,301.01     $151,725.11
   31-Jul-97     $156,663.66     $152,336.53     $145,778.51     $158,097.56
   31-Aug-97     $158,731.62     $154,454.01     $149,116.84     $160,611.31
   30-Sep-96     $164,398.34     $164,555.30     $160,032.19     $171,291.97
   31-Oct-97     $160,469.22     $157,166.77     $153,006.78     $166,632.83
   30-Nov-97     $159,923.62     $157,874.02     $152,012.23     $168,465.79
   31-Dec-97     $166,784.35     $160,857.84     $154,672.45     $174,176.78
   31-Jan-98     $160,429.86     $158,396.72     $152,228.62     $171,024.18
   28-Feb-98     $171,130.54     $169,896.32     $163,478.32     $181,371.14
   31-Mar-98     $177,479.48     $177,354.77     $170,213.62     $188,734.81
   30-Apr-98     $180,762.85     $178,028.71     $171,149.80     $189,659.61
   31-May-98     $174,888.06     $169,768.18     $161,924.83     $182,945.66
   30-Jun-98     $167,490.29     $169,971.90     $162,264.87     $181,921.16
   31-Jul-98     $159,166.02     $158,294.83     $149,121.41     $167,676.74
   31-Aug-98     $132,251.05     $128,440.43     $120,162.03     $141,418.56
   30-Sep-98     $136,840.16     $137,559.70     $129,570.72     $149,408.71
   31-Oct-98     $144,831.63     $145,084.21     $134,857.21     $153,846.15
   30-Nov-98     $149,176.58     $152,265.88     $141,923.73     $158,015.38
   31-Dec-98     $152,383.87     $161,493.19     $150,708.80     $162,977.06
   31-Jan-99     $148,802.85     $161,218.66     $152,713.23     $159,277.48
   28-Feb-99     $137,925.36     $150,626.59     $140,343.46     $148,398.83
   31-Mar-99     $140,876.97     $153,850.00     $142,532.82     $147,181.96
   30-Apr-99     $151,245.51     $167,619.57     $155,303.76     $160,619.67
   31-May-99     $161,999.07     $170,217.68     $157,571.19     $165,550.69
   30-Jun-99     $165,579.25     $179,069.00     $164,693.41     $171,543.63
   31-Jul-99     $157,200.94     $175,541.34     $160,180.81     $167,478.05
   31-Aug-99     $147,721.72     $170,046.89     $154,254.12     $161,348.35
   30-Sep-99     $145,033.18     $167,513.20     $154,284.97     $158,121.38
   31-Oct-99     $140,029.54     $171,181.73     $154,917.54     $154,958.95

--------------------------------------------------------------------------------
                  TOTAL RETURNS (%) FOR PERIODS ENDED 10/31/99
--------------------------------------------------------------------------------
                                  10 Months       One Year        Annualized
                                   1/1/99-        10/31/98-      Since Inception
                                  10/31/99        10/31/99      7/25/95-10/31/99

     DLB Enterprise III Fund       -8.11           -3.34            8.06
     Russell 2500 Index             6.01           18.00           13.03
     Russell 2000 Index             2.79           14.87           10.51
     Russell 2000 Value Index      -4.92            0.72           10.59
--------------------------------------------------------------------------------

DISCLOSURE STATEMENT

IN PAST YEARS, the Fund has compared its returns to those of the Russell 2500 Index. In future semi-annual and annual reports, the Fund will compare its returns to those of the Russell 2000 Index and the Russell 2000 Value Index. The reason for this change is that while the market capitalization of the companies included in the Russell 2500 Index has increased since the Fund's inception, the Fund's investment policies continue to require the Fund to invest in companies with a market capitalization between $400 million and $2 billion at the time of investment by the Fund. As a result, the Fund believes that the Russell 2000 Index and the Russell 2000 Value Index, which have a lower weighted average market capitalization than the Russell 2500 Index, provides a more appropriate comparison based on market capitalization.

THE RUSSELL 2500 INDEX is an unmanaged index that measures the performance of the smallest 2500 companies in the Russell 3000 Index, representing approximately 17% of the Russell 3000 total market capitalization. Securities in the Fund do not match those in the Index, and performance of the Fund will differ.

THE RUSSELL 2000 INDEX measures the performance of the 2000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. Securities in the Fund do not match those in the Index, and performance of the Fund will differ.

THE RUSSELL 2000 VALUE INDEX measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. Securities in the Fund do not match those in the Index, and performance of the Fund will differ.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. The Fund's total return reflects an expense limitation in effect during the periods shown. In the absence of such expense limitation, returns would have been lower.

                                                         DLB ENTERPRISE III FUND
                                   ---------------------------------------------


This report and the Fund financial statements contained herein are submitted for the general information of the shareholders of the DLB Enterprise III Fund. The report is not intended for distribution to prospective investors unless preceded or accompanied by a current prospectus.
















                         BABSON SECURITIES CORPORATION
                    One Memorial Drive, Cambridge, MA 02142
                                 December 1999

        ---------------------------------------
        DLB ENTERPRISE III
        FUND

        FINANCIAL STATEMENTS FOR THE TEN MONTHS
        ENDED OCTOBER 31, 1999 AND THE YEAR
        ENDED DECEMBER 31, 1998

DLB ENTERPRISE III FUND

TABLE OF CONTENTS

------------------------------------------------------------------------------------------------------------------
INDEPENDENT AUDITORS' REPORT                                                                              1

FINANCIAL STATEMENTS:

        Portfolio of Investments as of October 31, 1999                                                 2 - 4

        Statement of Assets and Liabilities as of October 31, 1999                                        5

        Statements of Operations for the Ten Months Ended October 31, 1999
             and the Year Ended December 31, 1998                                                         6

        Statements of Changes in Net Assets for the Ten Months Ended
             October 31, 1999 and the Years Ended December 31, 1998 and 1997                              7

        Financial Highlights for the Ten Months Ended October 31, 1999 and
             the Four-Year Period Ended December 31, 1998                                                 8

        Notes to Financial Statements                                                                   9 - 10

DELOITTE &                   ---------------------------------------------------
    TOUCHE                   DELOITTE & TOUCHE LLP     Telephone: (617) 437-2000
----------                   200 Berkeley Street       Facsimile: (617) 437-2111
[LOGO]                       Boston, Massachusetts 02116-5022

INDEPENDENT AUDITORS' REPORT


To the Trustees of The DLB Fund Group and Shareholders of DLB Enterprise III
   Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of DLB Enterprise III Fund (the "Fund") (formerly known as DLB Mid Capitalization Fund) (a series of The DLB Fund Group) as of October 31, 1999, and the related statements of operations for the ten months then ended and the year ended December 31, 1998, the statements of changes in net assets for the ten months ended October 31, 1999 and the years ended December 31, 1998 and 1997, and the financial highlights for the ten months ended October 31, 1999 and each of the years in the four-year period ended December 31, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1999, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of DLB Enterprise III Fund at October 31, 1999, the results of its operations for the ten months ended October 31, 1999 and the year ended December 31, 1998, the changes in its net assets for the ten months ended October 31, 1999 and the years ended December 31, 1998 and 1997, and the financial highlights for the ten months ended October 31, 1999 and each of the years in the four-year period ended Decemeber 31, 1998, in conformity with generally accepted accounting principles.

/s/ Deloitte & Touche LLP

December 10, 1999

-------------------
DELOITTE TOUCHE
TOHMATSU
-------------------

DLB ENTERPRISE III FUND

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 1999

-------------------------------------------------------------------------------------------

COMMON STOCKS - 93.0%

                    ISSUER                                  SHARES              VALUE
AEROSPACE - 2.8%
Perkinelmer, Inc.                                            22,600           $   922,363
                                                                              -----------

APPAREL - 3.9%
The Stride Rite Corporation                                  77,800               510,563
Unifi Inc. (*)                                               62,200               746,400
                                                                              -----------
                                                                                1,256,963
                                                                              -----------
AUTO PARTS - 4.0%
Bandag Incorporated                                             900                18,675
Exide Corporation                                            74,600               662,075
Snap-On Inc.                                                 20,800               631,800
                                                                              -----------
                                                                                1,312,550
                                                                              -----------
BANKS - 5.6%
Dime Bancorp, Inc.                                           47,400               847,275
Golden State Bancorp, Inc. (*)                               46,600               972,775
Golden State Bancorp, Inc. Warrants (*)                      13,100                13,100
                                                                              -----------
                                                                                1,833,150
                                                                              -----------
BUILDING SUPPLIES - 2.7%
Dal-Tile International Inc. (*)                              93,100               866,994
                                                                              -----------

COAL GAS & PIPE - 2.8%
Nabors Industries Inc. (*)                                   40,900               927,919
                                                                              -----------

ELECTRICAL EQUIPMENT - 3.3%
Gerber Scientific Inc.                                       32,000               604,000
Magnetek Incorporated (*)                                    67,200               462,000
                                                                              -----------
                                                                                1,066,000
                                                                              -----------
ELECTRONICS & INSTRUMENTS - 2.0%
Scitex Corporation Ltd. (*)                                  51,300               650,869
                                                                              -----------

ENVIRONMENTAL - 2.3%
Safety-Kleen Corp. (*)                                       65,700               751,444
                                                                              -----------

FOOD PRODUCERS - 5.4%
Ralcorp Holdings Inc. (*)                                    46,700               910,650
Vlasic Foods International (*)                              112,500               864,844
                                                                              -----------
                                                                                1,775,494
                                                                              -----------
FURNITURE & APPLIANCES - 1.0%
La-Z-Boy Incorporated                                        17,100               312,075
                                                                              -----------

DLB ENTERPRISE III FUND


                    ISSUER                                  SHARES              VALUE
HEALTHCARE - 1.7%
Total Renal Care Holdings, Inc. (*)                          76,200           $   557,213
                                                                              -----------

INSURANCE COMPANIES - 5.2%
HCC Insurance Holdings, Inc.                                 68,500               770,625
HSB Group, Inc.                                              24,450               935,213
                                                                              -----------
                                                                                1,705,838
                                                                              -----------
MACHINERY & EQUIPMENT - 10.2%
Foster Wheeler Corporation                                   59,400               668,250
Harsco Corporation                                           27,600               812,475
Roper Industries, Inc.                                       27,500               849,063
Unova Inc. (*)                                               75,000               998,438
                                                                              -----------
                                                                                3,328,226
                                                                              -----------
METALS & MINING - 5.2%
Martin Marietta Materials                                    19,400               755,388
Ryerson Tull Inc.                                            46,500               953,250
                                                                              -----------
                                                                                1,708,638
                                                                              -----------
NATURAL GAS - 2.5%
Equitable Resources, Inc.                                    22,500               821,250
                                                                              -----------

OFFICE EQUIPMENT - 2.9%
Wallace Computer Services                                    42,400               938,100
                                                                              -----------

OIL SERVICES - 2.2%
Stolt Comex Seaway S. A.                                     68,300               729,956
                                                                              -----------

PAPER & FOREST PRODUCTS - 1.6%
Albany International Corp.                                   33,426               507,672
                                                                              -----------

PRINTING & PUBLISHING - 9.9%
ACNeilsen Corporation (*)                                    30,700               675,400
Central Newspapers, Inc.                                     21,300               914,569
Hollinger International                                      85,300               884,988
Lee Enterprises Inc.                                         25,900               764,050
                                                                              -----------
                                                                                3,239,007
                                                                              -----------
PROFESSIONAL SERVICES - 4.6%
CDI Corporation (*)                                          28,200               747,300
Policy Management Systems Corporation (*)                    38,500               738,719
                                                                              -----------
                                                                                1,486,019
                                                                              -----------
REAL ESTATE - 2.1%
Prentiss Properties Trust                                    31,800               681,713
                                                                              -----------

SPECIALTY RETAIL - 2.0%
Enesco Group Inc.                                            50,500               637,563
                                                                              -----------

                    ISSUER                                  SHARES              VALUE
TOBACCO - 1.1%
Dimon Incorporated                                          106,000           $   371,000
                                                                              -----------

TRANSPORTATION - 2.5%
Fritz Companies Inc. (*)                                     71,500               799,906
                                                                              -----------

TRUCKING & SHIPPING - 3.5%
Yellow Corporation (*)                                       54,000               918,000
Halter Marine Group, Inc.                                    43,700               237,613
                                                                              -----------
                                                                                1,155,613
                                                                              -----------
TOTAL COMMON STOCKS
     (identified cost, $34,670,355)                                            30,343,535

                                                         PRINCIPAL
                                                          AMOUNT

REPURCHASE AGREEMENT - 6.4%
Investors Bank & Trust Repurchase Agreement, 4.51%,
  dated 10/29/99, $2,081,290 due on 11/1/99 (secured by
  Federal Government Agency securities), at cost         $2,080,508             2,080,508
                                                                              -----------
TOTAL INVESTMENTS (identified cost, $36,750,863)                               32,424,043

Other assets, less liabilities - 0.6%                                             188,006
                                                                              -----------

NET ASSETS - 100%                                                             $32,612,049
                                                                              ===========

(*) Non-income producing security


See notes to financial statements.

DLB ENTERPRISE III FUND

STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 1999

-------------------------------------------------------------------------------
ASSETS:

    Investments, at value (identified cost, $36,750,863)          $ 32,424,043
    Receivable for investments sold                                    250,128
    Receivable for fund shares sold                                     13,364
    Dividends and interest receivable                                   14,542
    Receivable from investment manager                                   7,930
                                                                  ------------
                                                                    32,710,007
                                                                  ------------
LIABILITIES:
    Payable for investments purchased                                   46,655
    Payable for Fund shares reacquired                                   4,354
    Accrued management fee                                              16,407
    Accrued expenses                                                    30,542
                                                                  ------------
                                                                        97,958
                                                                  ------------
NET ASSETS                                                        $ 32,612,049
                                                                  ============
NET ASSETS CONSIST OF:
    Paid-in capital                                               $ 35,178,101
    Unrealized depreciation of investments                          (4,326,820)
    Accumulated undistributed net realized gain on investment
       transactions                                                  1,556,753
    Accumulated undistributed net investment income                    204,015
                                                                  ------------
             Total                                                $ 32,612,049
                                                                  ============

SHARES OF BENEFICIAL INTEREST OUTSTANDING                            2,985,062
                                                                  ============
NET ASSET VALUE, OFFERING PRICE, AND REDEMPTION PRICE
   PER SHARE (NET ASSETS / SHARES OF BENEFICIAL INTEREST
   OUTSTANDING)                                                   $      10.93
                                                                  ============

See notes to financial statements.

DLB ENTERPRISE III FUND

STATEMENTS OF OPERATIONS

-------------------------------------------------------------------------------------------------------
                                                                      Ten Months            Year Ended
                                                                    Ended October 31,       December 31,
                                                                         1999                  1998
                                                                      -----------           -----------
NET INVESTMENT INCOME:
    Dividends                                                         $   377,848           $   380,770
    Interest                                                               84,457                61,061
                                                                      -----------           -----------
                                                                          462,305               441,831
                                                                      -----------           -----------
EXPENSES:
    Management fee                                                        172,193               173,748
    Trustees' fees                                                          3,847                 4,655
    Custodian fees                                                         40,361                43,782
    Accounting and audit fees                                              28,239                26,380
    Legal fees                                                             13,668                11,258
    Registration fees                                                      17,425                24,095
    Transfer agent fee                                                      6,407                 8,000
    Miscellaneous                                                           4,011                   241
                                                                      -----------           -----------
                                                                          286,151               292,159

    Reduction of expenses by investment manager                           (27,861)              (75,477)
                                                                      -----------           -----------
             Net expenses                                                 258,290               219,309
                                                                      -----------           -----------
             Net investment income                                        204,015               222,522
                                                                      -----------           -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON
      INVESTMENTS:

    Realized gain (identified cost basis)                               1,556,752             2,187,410

    Change in unrealized depreciation                                  (3,928,866)           (5,034,660)
                                                                      -----------           -----------
             Net realized and unrealized loss on investments           (2,372,114)           (2,847,250)
                                                                      -----------           -----------
             Decrease in net assets from operations                   $(2,168,099)          $(2,624,728)
                                                                      ===========           ===========

See notes to financial statements.

DLB ENTERPRISE III FUND

STATEMENTS OF CHANGES IN NET ASSETS

------------------------------------------------------------------------------------------------------------------------
                                                                        Ten Months
                                                                          Ended              Years Ended December 31,
                                                                       October 31,        ------------------------------
                                                                           1999               1998              1997
                                                                       ------------       ------------      ------------
INCREASE (DECREASE) IN NET ASSETS:
  From operations:
     Net investment income                                             $    204,015       $    222,522      $    143,687
     Net realized gain on investments                                     1,556,752          2,187,410         1,834,448
     Net unrealized appreciation (depreciation)
       of investments                                                    (3,928,866)        (5,034,660)        3,124,915
                                                                       ------------       ------------      ------------
                                                                         (2,168,099)        (2,624,728)        5,103,050
                                                                       ------------       ------------      ------------

  Distributions to shareholders:
     From net investment income                                              (2,565)          (223,867)         (139,420)
     From net realized gain on investments                                  (12,380)        (2,175,064)       (1,834,045)
                                                                       ------------       ------------      ------------
                                                                            (14,945)        (2,398,931)       (1,973,465)
                                                                       ------------       ------------      ------------
  Fund share transactions:
     Net proceeds from sales of shares                                   15,739,311          9,402,929         9,389,016
     Net asset value of shares issued in
       reinvestment of distributions                                         14,945          2,398,931         1,973,465
     Cost of shares reacquired                                          (10,899,305)        (4,195,749)         (824,091)
                                                                       ------------       ------------      ------------
                                                                          4,854,951          7,606,111        10,538,390
                                                                       ------------       ------------      ------------
             Total increase in net assets                                 2,671,907          2,582,452        13,667,975

NET ASSETS:
  At beginning of period                                                 29,940,142         27,357,690        13,689,715
                                                                       ------------       ------------      ------------
  At end of period (including accumulated
     undistributed net investment income of
     $204,015, $2,565 and $3,910, respectively)                        $ 32,612,049       $ 29,940,142      $ 27,357,690
                                                                       ============       ============      ============

See notes to financial statements.

DLB ENTERPRISE III FUND

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------------------------------------------------

                                                   Ten Months             Years Ended December 31,
                                                     Ended        ----------------------------------------    Period Ended
                                                   October 31,                                                December 31,
                                                      1999           1998           1997           1996           1995**
                                                   ----------     ----------     ----------     ----------     ----------
Per share data (for a share outstanding throughout
each period):
Net asset value- beginning of period               $    11.90     $    14.19     $    11.51     $    10.75     $    10.00
                                                   ----------     ----------     ----------     ----------     ----------

Income from investment operations:
   Net investment income                                  .07            .10            .08            .15            .08
   Net realized and unrealized gain (loss) on           (1.04)         (1.36)          3.72           1.44            .84
                                                   ----------     ----------     ----------     ----------     ----------
     investments
                                                         (.97)         (1.26)          3.80           1.59            .92
                                                   ----------     ----------     ----------     ----------     ----------
Less distributions to shareholders:
   From net investment income (1) (2)                    --             (.10)          (.08)          (.15)          (.08)
   From net realized gain on investments (1) (2)         --             (.93)         (1.04)          (.68)          (.09)
                                                   ----------     ----------     ----------     ----------     ----------

                                                         --            (1.03)         (1.12)          (.83)          (.17)
                                                   ----------     ----------     ----------     ----------     ----------

Net asset value- end of period                     $    10.93     $    11.90     $    14.19     $    11.51     $    10.75
                                                   ==========     ==========     ==========     ==========     ==========

Total Return                                           (8.11%)        (8.63%)        32.95%         14.75%         21.17% *

Ratios and Supplemental Data:
   Ratio of expenses to average net assets               .90% *         .76%           .90%           .90%           .90% *
   Ratio of net investment income to
     average net assets                                  .71% *         .77%           .78%          1.28%          1.90% *
   Portfolio turnover                                     48%            28%            32%            25%             6%
   Net assets at end of period (000 omitted)       $   32,612     $   29,940     $   27,358     $   13,690     $   10,929

The manager has agreed with the Fund to reduce its management fee and/or bear certain expenses, such that the Fund's total expenses do not exceed .90% of average daily net assets. Without such agreement and had the 1995 expenses been limited to that permitted by state securities law, the investment income per share and ratios would have been:

       Net investment income                       $      .06     $      .06     $      .04     $      .05     $      .01

       Ratios (to average net assets):
         Expenses                                       1.00% *        1.02%          1.33%          1.77%          2.50% *
         Net investment income                           .61% *         .51%           .36%           .41%           .32% *

  *      Annualized

  * *    For the period from July 25, 1995 (commencement of operations) to December 31, 1995.

  (1)    Distributions in excess of net investment income and distributions in excess of net realized gain on investments for the year ended December 31, 1996 were less than $.01 per share.

  (2)    Distributions from net investment income and from net realized gains on investments for the ten months ended
         October 31, 1999 were less than $.01 per share.

  See notes to financial statements.

DLB ENTERPRISE III FUND

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
1.   BUSINESS AND ORGANIZATION

     DLB Enterprise III Fund (the "Fund"), formerly know as DLB Mid Capitalization Fund, is a non-diversified series of The DLB Fund Group (the "Trust"), a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

     During 1999, the Fund changed its year end from December 31 to October 31, and the financial statements are presented for the ten months ended October 31, 1999.

2.   SIGNIFICANT ACCOUNTING POLICIES

     INVESTMENT VALUATION - Equity securities listed on securities exchanges or reported through the NASDAQ system are valued at last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are valued at last quoted bid prices. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value.

     REPURCHASE AGREEMENTS - Securities purchased under agreements to resell to the original owner are recorded at cost. The Fund may enter into such agreements with institutions that the Fund's investment adviser has determined to be creditworthy. The Fund requires that the securities so purchased be transferred to the custodian under terms that enable the Fund to obtain such securities in the event of a default. The Fund monitors, on a daily basis, the value of the securities to assure that such value, including accrued interest, is greater than amounts owed to the Fund.

     INVESTMENT TRANSACTIONS AND INCOME - Investment transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Dividend payments received in additional securities are recorded in an amount equal to the value of the securities received. Interest income is recorded on the accrual basis.

     TAXES AND DISTRIBUTIONS - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the "Code") applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gains on investments. Accordingly, no provision for federal income or excise tax is necessary.

     The Fund files a tax return annually using tax accounting methods required by the Code, which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the net investment income and net realized gain reported in these financial statements may differ from the amounts reported on the Fund's tax return, and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV.

     Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions for tax purposes and financial reporting purposes. Differences between income for financial reporting purposes and tax-basis earnings and profits may result in the reporting of temporary over-distributions in the financial statements. Such over-distributions are classified as distributions in excess of net investment income or accumulated net realized gains. Distributions, if any, in excess of tax-basis earnings and profits are reported as return of capital.

     USE OF ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements. Actual results could differ from those such estimates.

3.   TRANSACTIONS WITH AFFILIATES

     The Fund engages David L. Babson & Co. Inc. ("Babson") to provide investment advisory and administrative services and general office facilities. The fee for such services is computed daily and paid monthly at an effective annual rate of .60% of average daily net assets. For the ten months ended October 31, 1999, the management fee amounted to $172,193. Babson has agreed to pay the Fund's operating expenses such that the Fund's total aggregate expenses do not exceed .90% of average daily net assets. For the ten months ended October 31, 1999, $27,861 of fund expenses were borne by Babson.

     The Fund pays no compensation directly to the Trustees who also are officers of the investment manager, nor to the officers of the Fund, all of whom receive remuneration for their services to the Fund from Babson.

4.   PORTFOLIO SECURITIES

     Purchases and sales of investments, other than short-term obligations, for the ten months ended October 31, 1999 aggregated $20,295,052 and $15,283,839, respectively.

     The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

           Aggregate cost                                     $ 36,797,619
                                                              ============
           Gross unrealized appreciation                      $  2,298,875
           Gross unrealized depreciation                        (6,672,451)
                                                              ------------

              Net unrealized depreciation                     $ (4,373,576)
                                                              ============

5.   SHARES OF BENEFICIAL INTEREST

     The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                                  Ten Months
                                                     Ended      Years Ended December 31,
                                                  October 31,   ------------------------
                                                     1999         1998             1997
                                                    -------     -------          -------
            Shares sold                           1,355,408     701,642          659,292
            Shares issued in reinvestment
                of  distributions                     1,208     208,181          140,061
            Redemptions                            (888,231)   (321,680)         (60,046)
                                                    -------     -------          -------
                     Net increase                   468,385     588,143          739,307
                                                    =======     =======          =======


                                      DLB



THE DLB DISCIPLINED GROWTH FUND








                                                                   ANNUAL REPORT
                                                                OCTOBER 31, 1999













                       [EXPERIENCE TO MANAGE THE FUTURE]

                                                     DLB DISCIPLINED GROWTH FUND
                                   ---------------------------------------------

FUND INVESTMENT OBJECTIVE

THE DLB DISCIPLINED GROWTH FUND seeks long-term capital appreciation.

MARKET OVERVIEW

THE FISCAL YEAR ENDING OCTOBER 30, 1999 (A 10 MONTH PERIOD DUE TO A CHANGE IN THE FISCAL CALENDAR FROM DECEMBER 31 TO OCTOBER 31) WAS A YEAR FILLED WITH VOLATILITY, SECTOR ROTATION, ENORMOUS RETURNS IN TECHNOLOGY AND THE "DOT.COM" SECTOR, AND LAGGING VALUE STOCKS (AGAIN).

IN THE FIRST QUARTER OF 1999 WE WITNESSED THE SAME TRENDS THAT TOOK PLACE THROUGH MOST OF CALENDAR YEAR 1998: LARGE GROWTH STOCKS LEADING THE MARKET TO NEW HIGHS AT THE EXPENSE OF ALL OTHER EQUITY ASSET CLASSES. Small company stocks and value stocks were all flat or down in this time period. The tables turned dramatically in the second quarter, with small cap stocks and value stocks surging 15% or more, leaving large growth stocks in the dust. This rally was short-lived however, and most of these gains were lost in the third quarter. At fiscal year- end, large growth stocks still ruled the day, leaving many value and small company managers frustrated with yet another year of an out-of-favor asset class.

THE S&P 500 INDEX FINISHED THE FISCAL YEAR UP 12%, LED BY LARGE GROWTH STOCKS THAT ADVANCED NEARLY 15%. Small company stocks represented by the Russell 2000 Index increased by a modest 3%, and the value component of this market segment declined by 5%.

THE REAL STANDOUT IN THE MARKET IN FISCAL 1999 WAS THE TECHNOLOGY SECTOR. This segment of the market, up over 35%, was the only component of the S&P 500 Index that was consistently in positive territory throughout the year. Much of this performance came from telecommunications and Internet companies that benefited from accelerating growth in the buildout and use of the Internet.

                                                     DLB DISCIPLINED GROWTH FUND
                                   ---------------------------------------------


PORTFOLIO STRATEGY REVIEW

THE BASIC STRATEGY OF THIS FUND IS TO FIND UNDER-PRICED STOCKS THAT ARE EXPERIENCING A POSITIVE CHANGE IN MARKET SENTIMENT. These stocks will tend to get the largest returns as the market revalues the stock to a "fairer" market value. The strategy builds a diversified portfolio sensitive to its benchmark, the Russell 1000 Growth Index, by using powerful stock selection techniques and a disciplined portfolio construction process. The two factors used in the strategy are Earnings Revision and Relative Valuation, both of which have a strong basis in economic theory, but have not necessarily worked well in the past 18 months.

ALTHOUGH THE PAST TEN MONTHS HAVE SHOWN ENORMOUS SWINGS IN PERFORMANCE BETWEEN HIGH P/E AND LOW P/E STOCKS AND UPWARD MARKET MOVEMENT HAS BEEN VERY NARROW, WE HAVE NOT ADJUSTED THE MANNER IN WHICH THE PORTFOLIO IS MANAGED. We are committed to maintaining our lower than benchmark P/E strategy as this tends to outperform on a long-term basis. With the recent wide and counter-historical performance disparity between high and low P/E stocks, we feel that we are positioned to take advantage of a return to the more typical performance relationship, i.e., low P/E stocks outperform high P/E stocks.

WE ALSO REMAIN COMMITTED TO MAINTAINING SECTOR EXPOSURES THAT ARE NEUTRAL TO OUR BENCHMARK (THE RUSSELL 1000 GROWTH INDEX) AND HAVE NOT INCREASED OR DECREASED EXPOSURES IN ANY OF THE SECTORS DUE TO A SECTOR'S PERFORMANCE OVER THE 10 MONTHS. As an example, we have not increased our relative exposure (relative to the Russell 1000 Growth Index's exposure) to technology stocks despite the technology sector's outstanding performance this year. We expect most of our value-added to come from stock selection and not by picking sectors; by maintaining our neutrality to the benchmark, we allow our stock selection to work for us.

WE FEEL THIS SORT OF DISCIPLINE, BASED ON A LONG-TERM ANALYSIS OF THE FACTORS THAT DRIVE THE STOCK MARKET, WILL REWARD THE INVESTOR OVER A THREE TO FIVE YEAR TIME FRAME. We continue to monitor different ways to systematically add value in this context, however we feel our present position allows us to take advantage of a change in the market.

THE FUND'S TOP TEN HOLDINGS AND SECTOR WEIGHTINGS CAN BE FOUND ON THE FOLLOWING PAGE.

                                                     DLB DISCIPLINED GROWTH FUND
                                   ---------------------------------------------


PORTFOLIO STRATEGY REVIEW
(CONT.)

--------------------------------------------------------------------------------
TOP 10 EQUITY HOLDINGS                            % OF FUND ASSETS
--------------------------------------------------------------------------------
Microsoft Corp.                                        7.19
General Electric Co.                                   5.30
Bristol Myers Squibb                                   4.86
Merck & Co.                                            4.71
Wal-Mart Stores                                        4.65
Intel Corp.                                            4.36
Applied Materials Inc.                                 3.21
Computer Associates International                      2.76
Micron Technology Inc.                                 2.74
Novellus Systems Inc.                                  2.66
TOTAL                                                 42.44
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SECTOR                                     RUSSELL 1000
DIVERSIFICATION (%)             PORTFOLIO     GROWTH        DIFFERENCE
--------------------------------------------------------------------------------
Technology                        35.5         34.0           +1.5
Consumer Discretionary            20.1         17.1           +3.0
Healthcare                        16.9         17.6           -0.7
Producer Durables                  7.2          2.5           +4.7
Other                              6.4          8.0           -1.6
Financial Services                 3.3          5.2           -1.9
Utilities                          3.3          4.8           -1.5
Materials & Processing             2.5          0.5           +2.0
Consumer Staples                   2.4          9.3           -6.9
Autos & Transportation             1.8          0.3           +1.5
Other Energy                       0.5          0.7           -0.2
--------------------------------------------------------------------------------

PERFORMANCE REVIEW

THE FUND HAD A DIFFICULT YEAR RELATIVE TO ITS BENCHMARK DESPITE A POSITIVE ABSOLUTE RETURN (8.60% FOR THE FUND VERSUS 14.44% FOR THE RUSSELL 1000 GROWTH INDEX). This underperformance was primarily related to High P/E's continued dominance in the market. Our relative valuation strategy of looking for undervalued stocks, which historically outperform, hurt the Fund in this type of market. The Fund's market sentiment indicator, Earnings Revision analysis, was positive in 1999 and not enough to offset the poor performance of Low P/E stocks.

                                                     DLB DISCIPLINED GROWTH FUND
                                   ---------------------------------------------


OUTLOOK

LOOKING TO THE FUTURE, WE ARE HOPEFUL THAT THE MARKET WILL RETURN TO FOCUSING ON LOW VALUATION AS AN IMPORTANT FACTOR, AS IT DID BRIEFLY IN THE SECOND QUARTER OF 1999, AND REDUCE ITS EMPHASIS ON TECHNOLOGY ESPECIALLY TELECOMMUNICATIONS. In the past, when low-P/E stocks begin to outperform high-P/E stocks, we see very strong relative performance by our strategy. Increasing realized domestic inflation (as opposed to government inflation statistics) and accompanying interest rates increases will create profit risk for many high-P/E companies and temper the enthusiasm for many very high growth companies (that are in our opinion also very overvalued).

                                                     DLB DISCIPLINED GROWTH FUND
                                   ---------------------------------------------


GROWTH OF A
$100,000 INVESTMENT

                CUMULATIVE TOTAL RETURN SINCE INCEPTION 8/26/96

                                  [LINE GRAPH]

                DLB                                      DLB
            DISCIPLINED   RUSSELL 1000               DISCIPLINED   RUSSELL 1000
            GROWTH FUND   GROWTH INDEX               GROWTH FUND   GROWTH INDEX
            -----------   ------------               -----------   ------------
26-Aug-96   $100,000.00   $100,000.00    31-Mar-98   $180,586.90   $171,327.86
31-Aug-96    $98,500.00   $100,240.00    30-Apr-98   $181,237.01   $173,692.18
30-Sep-96   $106,399.70   $107,537.47    31-May-98   $178,445.96   $168,759.33
31-Oct-96   $110,102.41   $108,182.70    30-Jun-98   $188,885.05   $179,087.40
30-Nov-96   $120,099.71   $116,307.22    31-Jul-98   $182,368.51   $177,905.42
31-Dec-96   $118,502.38   $114,027.60    31-Aug-98   $151,128.79   $151,201.82
31-Jan-97   $127,449.31   $122,020.93    30-Sep-98   $159,093.27   $162,814.12
28-Feb-97   $128,163.03   $121,191.19    31-Oct-98   $169,322.97   $175,904.37
31-Mar-97   $123,382.55   $114,634.74    30-Nov-98   $184,832.96   $189,290.69
30-Apr-97   $131,920.62   $122,246.49    31-Dec-98   $196,958.00   $206,364.71
31-May-97   $139,849.05   $131,072.69    31-Jan-99   $205,013.58   $218,478.32
30-Jun-97   $144,631.89   $136,315.60    28-Feb-99   $193,614.83   $208,493.86
31-Jul-97   $160,281.06   $148,365.89    31-Mar-99   $198,319.67   $219,481.49
31-Aug-97   $154,382.71   $139,686.49    30-Apr-99   $204,150.26   $219,766.82
30-Sep-96   $164,510.22   $146,559.07    31-May-99   $207,008.37   $213,019.98
31-Oct-97   $153,553.84   $141,136.38    30-Jun-99   $219,656.58   $227,931.37
30-Nov-97   $159,189.26   $147,134.68    31-Jul-99   $214,384.82   $220,683.16
31-Dec-97   $156,674.07   $148,782.58    31-Aug-99   $214,256.19   $224,280.29
31-Jan-98   $160,982.61   $153,231.18    30-Sep-99   $208,064.19   $219,570.41
28-Feb-98   $175,310.06   $164,754.17    31-Oct-99   $213,889.98   $236,147.97


--------------------------------------------------------------------------------
                  TOTAL RETURNS (%) FOR PERIODS ENDED 10/31/99
--------------------------------------------------------------------------------
                                  10 Months       One Year        Annualized
                                   1/1/99-        10/31/98-      Since Inception
                                  10/31/99        10/31/99      8/26/96-10/31/99

     DLB Disciplined Growth Fund   8.60            26.37             26.37
     Russell 1000 Growth Index    14.44            34.25             29.52
--------------------------------------------------------------------------------




DISCLOSURE STATEMENT


RUSSELL 1000 GROWTH INDEX is an unmanaged index that contains those Russell 1000 securities with a greater-than-average growth orientation. Securities in this index tend to exhibit higher price-to-book ratios and higher forecasted growth values than the Value universe. Securities in the Fund do not match those in the Index, and the performance of the Fund will differ.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. The Fund's total return reflects an expense limitation in effect during the periods shown. In the absence of such expense limitation, returns would have been lower.

                                                     DLB DISCIPLINED GROWTH FUND
                                   ---------------------------------------------




This report and the Fund financial statements contained herein are submitted for the general information of the shareholders of the DLB Disciplined Growth Fund. The report is not intended for distribution to prospective investors unless preceded or accompanied by a current prospectus.











                          BABSON SECURITIES CORPORATION
                     One Memorial Drive, Cambridge, MA 02142
                                  December 1999

        ---------------------------------------
        DLB DISCIPLINED
        GROWTH FUND

        FINANCIAL STATEMENTS FOR THE TEN MONTHS
        ENDED OCTOBER 31, 1999 AND THE YEAR
        ENDED DECEMBER 31, 1998

DLB DISCIPLINED GROWTH FUND

TABLE OF CONTENTS

------------------------------------------------------------------------------------------------------------------
INDEPENDENT AUDITORS' REPORT                                                                              1

FINANCIAL STATEMENTS:

        Portfolio of Investments as of October 31, 1999                                                 2 - 5

        Statement of Assets and Liabilities as of October 31, 1999                                        6

        Statements of Operations for the Ten Months Ended October 31, 1999
             and the Year Ended December 31, 1998                                                         7

        Statements of Changes in Net Assets for the Ten Months Ended
             October 31, 1999 and the Years Ended December 31, 1998 and 1997                              8

        Financial Highlights for the Ten Months Ended October 31, 1999 and
             the Three-Year Period Ended December 31, 1998                                                9

        Notes to Financial Statements                                                                  10 - 12


DELOITTE &                   ---------------------------------------------------
    TOUCHE                   DELOITTE & TOUCHE LLP     Telephone: (617) 437-2000
----------                   200 Berkeley Street       Facsimile: (617) 437-2111
[LOGO]                       Boston, Massachusetts 02116-5022

INDEPENDENT AUDITORS' REPORT


To the Trustees of The DLB Fund Group and Shareholders of DLB Disciplined Growth
   Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of DLB Disciplined Growth Fund (the"Fund") (formerly known as DLB Quantitive Equity Fund) (a series of The DLB Fund Group) as of October 31, 1999, and the related statements of operations for the ten months then ended and the year ended December 31, 1998, the statements of changes in net assets for the ten months ended October 31, 1999 and the years ended December 31, 1998 and 1997, and the financial highlights for the ten months ended October 31, 1999 and each of the years in the three-year period ended December 31, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of DLB Disciplined Growth Fund at October 31, 1999, the results of its operations for the ten months ended October 31, 1999 and the year ended December 31, 1998, the changes in its net assets for the ten months ended October 31, 1999 and the years ended December 31, 1998 and 1997, and the financial highlights for the ten months ended October 31, 1999 and each of the years in the three-year period ended December 31, 1998, in conformity with generally accepted accounting principles.

/s/ Deloitte & Touche LLP

December 10, 1999

-------------------
DELOITTE TOUCHE
TOHMATSU
-------------------

DLB DISCIPLINED GROWTH FUND

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 1999
--------------------------------------------------------------------------------

COMMON STOCKS - 99.4%

                ISSUER                                   SHARES       VALUE

AEROSPACE - 3.0%
General Dynamics Corporation                              17,400    $   964,613
Rockwell International Corporation                         5,700        276,094
                                                                    -----------
                                                                      1,240,707
                                                                    -----------
APPAREL & TEXTILE - 8.3%
Jones Apparel Group, Inc. (*)                             33,500      1,059,438
Liz Claiborne Inc.                                        27,000      1,080,000
Ross Stores Inc.                                          51,400      1,060,125
Warnaco Group, Inc.                                       16,900        240,825
                                                                    -----------
                                                                      3,440,388
                                                                    -----------
AUTO & TRUCK MANUFACTURERS - 2.1%
Navistar International Corporation (*)                     9,700        404,369
Paccar Inc.                                                9,800        461,825
                                                                    -----------
                                                                        866,194
                                                                    -----------
CHEMICALS - 1.8%
Cytec Industries Inc.                                     16,500        425,906
Solutia Incorporated                                      19,700        338,594
                                                                    -----------
                                                                        764,500
                                                                    -----------
COMPUTER RELATED - 4.4%
Cisco Systems, Inc.                                        2,000        148,000
3 Com Corp. (*)                                           36,700      1,064,300
Unisys Corporation                                        25,500        618,375
                                                                    -----------
                                                                      1,830,675
                                                                    -----------
COMPUTER SERVICES - 2.8%
Computer Associates International, Inc.                   20,350      1,149,775
                                                                    -----------

COMPUTER SOFTWARE - 10.4%
Adobe Systems Inc.                                         5,200        363,675
I2 Technologies, Inc.                                      4,900        386,794
Microsoft Corporation (*)                                 32,400      2,999,025
Oracle Corporation                                         5,900        280,619
Symantec Corp.                                             5,900        281,725
                                                                    -----------
                                                                      4,311,838
                                                                    -----------

                ISSUER                                   SHARES       VALUE

CONSTRUCTION - 0.9%
Fluor Corporation                                          3,400    $   135,575
USG Corporation                                            4,600        227,988
                                                                    -----------
                                                                        363,563
                                                                    -----------
DIVERSIFIED - 1.4%
Loews Corporation                                          8,000        567,000
                                                                    -----------
DRUGS - 14.6%
Biogen, Inc.                                              10,000        741,250
Bristol-Meyers Squibb Company                             26,400      2,027,850
Forest Laboratories, Inc.                                  7,400        339,475
Genzyme Corporation-General Division (*)                  26,600      1,017,450
Merck & Co., Inc.                                         24,700      1,965,194
                                                                    -----------
                                                                      6,091,219
                                                                    -----------
ELECTRICAL EQUIPMENT - 6.5%
Altera Corporation (*)                                    10,600        515,425
General Electric Company                                  16,300      2,209,669
                                                                    -----------
                                                                      2,725,094
                                                                    -----------
ELECTRIC POWER - 3.4%
AES Corp.                                                  3,800        214,463
DTE Energy Co.                                            15,500        514,406
PECO Energy Company                                        6,200        236,763
Public Service Enterprise Group Incorporated              11,000        435,188
                                                                    -----------
                                                                      1,400,820
                                                                    -----------
ELECTRONICS & INSTRUMENTS - 6.5%
ADC Telecommunications                                     6,000        286,125
Applied Materials Inc.                                    14,900      1,338,206
National Semiconductor Corporation                        18,600        556,838
SCI Systems Inc.                                           3,800        187,625
Teradyne, Inc.                                             8,500        327,250
                                                                    -----------
                                                                      2,696,044
                                                                    -----------
FINANCIAL SERVICES - 3.2%
Lehman Brothers Holdings Inc.                             14,800      1,090,575
PMI Group, Inc.                                            5,000        259,375
                                                                    -----------
                                                                      1,349,950
                                                                    -----------
FOOD PRODUCERS - 2.6%
IBP Inc.                                                  44,700      1,070,006
                                                                    -----------
MEDICAL SUPPLIES & SERVICES - 2.5%
C. R. Bard, Inc.                                           5,400        291,263
Dentsply International Inc.                               26,600        616,788
Sybron International Corporation                           5,100        121,444
                                                                    -----------
                                                                      1,029,495
                                                                    -----------

                ISSUER                                   SHARES       VALUE

OFFICE EQUIPMENT - 0.3%
Tech Data Corporation (*)                                  6,300    $   118,519
                                                                    -----------

PRINTING & PUBLISHING - 0.9%
Knight-Ridder, Inc.                                        5,900        374,650
                                                                    -----------

PROFESSIONAL SERVICES - 1.0%
Modis Professional Services, Inc.                         37,000        413,938
                                                                    -----------

RECREATION - 3.5%
Harrah's Entertainment Inc.                               36,600      1,059,113
KingWorld Productions Inc. (*)                            10,800        418,500
                                                                    -----------
                                                                      1,477,613
                                                                    -----------
RESTAURANT & LODGING - 1.1%
Outback Steakhouse Inc. (*)                               20,700        476,100
                                                                    -----------

RETAIL - DISCOUNT - 4.9%
The TJX Companies Inc.                                     3,900        105,788
Wal Mart Stores Inc.                                      34,200      1,938,713
                                                                    -----------
                                                                      2,044,501
                                                                    -----------
RETAIL - GENERAL - 1.1%
Federated Department Stores, Inc.                         11,100        473,138
                                                                    -----------

RETAIL - SPECIALTY - 1.0%
Intimate Brands, Inc.                                      9,660        396,060
                                                                    -----------

SEMICONDUCTORS - 10.8%
Intel Corporation                                         23,500      1,819,781
Micron Tech (*)                                           16,000      1,141,000
Novellus Systems, Inc.                                    14,300      1,108,250
Texas Instruments                                          5,000        448,750
                                                                    -----------
                                                                      4,517,781
                                                                    -----------
TELECOMMUNICATIONS - 0.6%
MCI Worldcom, Inc.                                         3,000        257,430
                                                                    -----------
TOTAL COMMON STOCKS
     (identified cost, $35,368,944)                                  41,446,998

                                                        PRINCIPAL     VALUE
                                                         AMOUNT
REPURCHASE AGREEMENT - 0.7%
Investors Bank & Trust Repurchase Agreement, 4.51%,
 dated 10/29/99, $283,324 due on 11/1/99 (secured by
  Federal Government Agency securities), at cost       $ 283,218      $ 283,218
                                                                    -----------
TOTAL INVESTMENTS (identified cost, $35,652,162)                     41,730,216

Other assets, less liabilities - (0.1%)                                 (46,965)
                                                                    -----------
NET ASSETS - 100%                                                   $41,683,251
                                                                    ===========
(*) Non-income producing security

See notes to financial statements.

DLB DISCIPLINED GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES
October 31, 1999

----------------------------------------------------------------------------------------------------------
ASSETS:

    Investments, at value (identified cost, $35,652,162)                                    $41,730,216
    Receivable for fund shares sold                                                               1,237
    Dividends and interest receivable                                                            13,251
    Receivable from investment manager                                                           12,931
                                                                                            -----------
                                                                                             41,757,635
                                                                                            -----------
LIABILITIES:
    Payable for fund shares reacquired                                                           14,553
    Accrued management fees                                                                      25,788
    Accrued expenses                                                                             34,043
                                                                                            -----------
                                                                                                 74,384
                                                                                            -----------
NET ASSETS                                                                                  $41,683,251
                                                                                            ===========
NET ASSETS CONSIST OF:
    Paid-in capital                                                                         $30,603,807
    Unrealized appreciation of investments                                                    6,078,054
    Accumulated undistributed net realized gain on investment transactions                    5,001,390
                                                                                            -----------
              Total                                                                         $41,683,251
                                                                                            ===========
SHARES OF BENEFICIAL INTEREST OUTSTANDING                                                     2,416,428
                                                                                            ===========
NET ASSET VALUE, OFFERING PRICE, AND REDEMPTION PRICE
   PER SHARE (NET ASSETS / SHARES OF BENEFICIAL INTEREST
   OUTSTANDING)                                                                             $     17.25
                                                                                            ===========

See notes to financial statements.

DLB DISCIPLINED GROWTH FUND

STATEMENTS OF OPERATIONS

-----------------------------------------------------------------------------------------------------------
                                                                     Ten Months Ended        Year Ended
                                                                     October 31, 1999     December 31, 1998
                                                                     ----------------     -----------------
NET INVESTMENT INCOME:
    Dividends                                                          $   223,571           $   277,637
    Interest                                                                 9,421                12,236
                                                                       -----------           -----------
                                                                           232,992               289,873
                                                                       -----------           -----------
EXPENSES:
    Management fee                                                         249,026               223,157
    Trustees' fees                                                           3,838                 4,669
    Custodian fees                                                          39,307                43,473
    Accounting and audit fees                                               28,225                24,412
    Registration Expense                                                    18,686                26,101
    Legal fees                                                              12,818                 7,849
    Transfer agent fee                                                       6,407                 8,000
    Miscellaneous                                                            4,257                 1,899
                                                                       -----------           -----------
                                                                           362,564               339,560
                                                                       -----------           -----------
    Reduction of expenses by investment manager                            (63,733)              (72,023)
                                                                       -----------           -----------
              Net expenses                                                 298,831               267,537
                                                                       -----------           -----------
              Net investment income (loss)                                 (65,839)               22,336
                                                                       -----------           -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
       INVESTMENTS:

    Realized gain (identified cost basis)                                5,080,337             4,595,904

    Change in unrealized appreciation                                   (1,765,520)            2,342,094
                                                                       -----------           -----------
              Net realized and unrealized gain on investments            3,314,817             6,937,998
                                                                       -----------           -----------
              Increase in net assets from operations                   $ 3,248,978           $ 6,960,334
                                                                       ===========           ===========

See notes to financial statements.

DLB DISCIPLINED GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

---------------------------------------------------------------------------------------------------------------------------
                                                                  Ten Months                   Years Ended December 31,
                                                                    Ended               -----------------------------------
                                                               October 31, 1999             1998                   1997
                                                                 ------------           ------------           ------------
INCREASE (DECREASE) IN NET ASSETS:
  From operations:
     Net investment income (loss)                                $    (65,839)          $     22,336           $     45,839
     Net realized gain on investments                               5,080,337              4,595,904              1,189,437
     Net unrealized appreciation (depreciation)
       on investments                                              (1,765,520)             2,342,094              3,708,423
                                                                 ------------           ------------           ------------
                                                                    3,248,978              6,960,334              4,943,699
                                                                 ------------           ------------           ------------
  Distributions to shareholders:
     From net investment income                                        (2,240)               (27,930)               (43,840)
     From net realized gain on investments                             (9,521)            (4,590,140)            (1,335,243)
     In excess of net realized gain on investments                       --                     --                   (9,351)
                                                                 ------------           ------------           ------------
                                                                      (11,761)            (4,618,070)            (1,388,434)
                                                                 ------------           ------------           ------------
  Fund share transactions:
     Net proceeds from sales of shares                              4,425,941              3,940,252              6,349,810
     Net asset value of shares issued in
       reinvestment of distributions                                   11,698              4,586,644              1,388,434
     Cost of shares reacquired                                     (1,299,361)              (630,887)              (121,323)
                                                                 ------------           ------------           ------------
                                                                    3,138,278              7,896,009              7,616,921
                                                                 ------------           ------------           ------------
             Total increase in net assets                           6,375,495             10,238,273             11,172,186

NET ASSETS:
  At beginning of period                                           35,307,756             25,069,483             13,897,297
                                                                 ------------           ------------           ------------
  At end of period (including accumulated undistributed
     net investment income of $0, $2,240 and
     $7,834, respectively)                                       $ 41,683,251           $ 35,307,756           $ 25,069,483
                                                                 ============           ============           ============

See notes to financial statements.

DLB DISCIPLINED GROWTH FUND

FINANCIAL HIGHLIGHTS

-------------------------------------------------------------------------------------------------------------------------------
                                                                    Ten Months          Years Ended December 31,
                                                                       Ended        ------------------------------    Period Ended
                                                                    October 31,                                       December 31,
                                                                        1999            1998             1997            1996 **
                                                                   -------------    -------------    -------------    -------------
Per share data (for a share outstanding throughout each period):
Net asset value- beginning of period                               $       15.89    $       14.55    $       11.66    $       10.00
                                                                   -------------    -------------    -------------    -------------
Income from investment operations:
   Net investment income (loss)                                             (.03)             .01              .03              .01
   Net realized and unrealized gain on investments                          1.39             3.72             3.73             1.84
                                                                   -------------    -------------    -------------    -------------
                                                                            1.36             3.73             3.76             1.85
                                                                   -------------    -------------    -------------    -------------
Less distributions to shareholders:
   From net investment income (1)                                            --              (.01)            (.03)            (.01)
   From net realized gain on investments (1)                                 --             (2.38)            (.83)            (.18)
   In excess of net realized gain on investment                              --               --              (.01)             --
                                                                   -------------    -------------    -------------    -------------
                                                                             --             (2.39)            (.87)            (.19)
                                                                   -------------    -------------    -------------    -------------
Net asset value- end of period                                     $       17.25    $       15.89    $       14.55    $       11.66
                                                                   =============    =============    =============    =============
Total Return                                                                8.60%           25.71%           32.23%           18.51%

Ratios and Supplemental Data:
   Ratio of expenses to average net assets                                   .90%   *         .90%             .90%           .90% *
   Ratio of net investment income (loss) to average net assets              (.20%)  *         .08%             .23%           .43% *
   Portfolio turnover                                                         97%              81%              46%            10%
   Net assets at end of period (000 omitted)                       $      41,683    $      35,308    $      25,069          $13,897


The manager has agreed with the Fund to reduce its management fee and/or bear certain expenses, such that the Fund's total expenses do not exceed .90% of average daily net assets. Without such agreement, the investment loss per share and ratios would have been:

   Net investment loss                                             $        (.06)   $        (.02)   $        (.06)   $        (.01)

   Ratios (to average net assets):
     Expenses                                                               1.09%   *       1.14%            1.55%           1.82% *
     Net investment loss                                                    (.39%)  *       (.17%)           (.43%)          (.50%)*

  *      Annualized

  **     For the period from August 26, 1996 (commencement of operations) to December 31, 1996.

  (1) Distributions from net investment income and from realized gains on investments for the ten months ended October 31, 1999 were less than $.01 per share.

  See notes to financial statements.

DLB DISCIPLINED GROWTH FUND

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1.   BUSINESS AND ORGANIZATION


     DLB Disciplined Growth Fund (the "Fund"), formerly known as DLB Quantitative Equity Fund, is a non-diversified series of The DLB Fund Group (the "Trust"), a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

     During 1999, the Fund changed its year end from December 31 to October 31, and the financial statements are presented for the ten months ended October 31, 1999.

2.   SIGNIFICANT ACCOUNTING POLICIES

     INVESTMENT VALUATION - Equity securities listed on securities exchanges or reported through the NASDAQ system are valued at last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are valued at last quoted bid prices. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value.

     REPURCHASE AGREEMENTS - Securities purchased under agreements to resell to the original owner are recorded at cost. The Fund may enter into such agreements with institutions that the Fund's investment adviser has determined to be creditworthy. The Fund requires that the securities so purchased be transferred to the custodian under terms that enable the Fund to obtain such securities in the event of a default. The Fund monitors, on a daily basis, the value of the securities to assure that such value, including accrued interest, is greater than amounts owed to the Fund.

     INVESTMENT TRANSACTIONS AND INCOME - Investment transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Dividend payments received in additional securities are recorded in an amount equal to the value of the securities. Interest income is recorded on the accrual basis.

     TAXES AND DISTRIBUTIONS - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the "Code") applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gains on investments. Accordingly, no provision for federal income or excise tax is necessary.

     The Fund files a tax return annually using tax accounting methods required by the Code, which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the net investment income and net realized gain reported in these financial statements may differ from the amounts reported on the Fund's tax return, and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV.

     Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions for tax purposes and financial reporting purposes. Differences between income for financial reporting purposes and tax-basis earnings and profits may result in the reporting of temporary over-distributions in the financial statements. Such over-distributions are classified as distributions in excess of net investment income or accumulated net realized gains. Distributions, if any, in excess of tax-basis earnings and profits are reported as return of capital. During the ten months ended October 31, 1999, $65,839 was reclassified from accumulated undistributed net realized gain on investment transactions to accumulated undistributed net investment income due to differences between book and tax accounting for the offset of net investment loss against short-term capital gains. This change had no effect on the net assets or net asset value per share.

     USE OF ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements. Actual results could differ from those such estimates.

3.   TRANSACTIONS WITH AFFILIATES

     The Fund engages David L. Babson & Co. Inc. ("Babson") to provide investment advisory and administrative services and general office facilities. The fee for such services is computed daily and paid monthly at an effective annual rate of .75% of average daily net assets. For the ten months ended October 31, 1999, the management fee amounted to $249,026. Babson has agreed to pay the Fund's operating expenses such that the Fund's total aggregate expenses do not exceed .90% of average daily net assets. For the ten months ended October 31, 1999, $63,733 of fund expenses were borne by Babson.

     The Fund pays no compensation directly to the Trustees who also are officers of the investment manager, nor to the officers of the Fund, all of whom receive remuneration for their services to the Fund from Babson.

4.   PORTFOLIO SECURITIES

     Purchases and sales of investments, other than short-term obligations, for the ten months ended October 31, 1999 aggregated $41,704,561 and $38,735,900, respectively.


     The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

       Aggregate cost                                          $ 35,652,162
                                                               ============
       Gross unrealized appreciation                           $  7,961,143
       Gross unrealized depreciation                             (1,883,089)
                                                               ------------
          Net unrealized appreciation                          $  6,078,054
                                                               ============

5.   SHARES OF BENEFICIAL INTEREST

     The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                       Ten Months
                                         Ended              Years Ended December 31,
                                       October 31,         --------------------------
                                          1999               1998               1997
                                        -------            -------            -------
Shares sold                             270,747            249,348            444,204
Shares issued in reinvestment
   of  distributions                        660            290,618             95,246
Redemptions                             (77,526)           (40,944)            (8,001)
                                        -------            -------            -------
   Net increase                         193,881            499,022            531,449
                                        =======            =======            =======

                                      DLB



THE DLB VALUE FUND





                                                                   ANNUAL REPORT
                                                                OCTOBER 31, 1999











                       [EXPERIENCE TO MANAGE THE FUTURE]

                                                                  DLB VALUE FUND
                                   ---------------------------------------------

FUND INVESTMENT OBJECTIVE

THE DLB VALUE FUND seeks long-term capital appreciation primarily through investment in a portfolio of common stocks of established companies.

MARKET OVERVIEW

THE FISCAL YEAR ENDING OCTOBER 30, 1999 (A 10 MONTH PERIOD DUE TO A CHANGE IN THE FISCAL CALENDAR FROM DECEMBER 31 TO OCTOBER 31) WAS A YEAR FILLED WITH VOLATILITY, SECTOR ROTATION, ENORMOUS RETURNS IN TECHNOLOGY AND THE "DOT.COM" SECTOR, AND LAGGING VALUE STOCKS (AGAIN).

IN THE FIRST QUARTER OF 1999 WE WITNESSED THE SAME TRENDS THAT TOOK PLACE THROUGH MOST OF CALENDAR YEAR 1998: LARGE GROWTH STOCKS LEADING THE MARKET TO NEW HIGHS AT THE EXPENSE OF ALL OTHER EQUITY ASSET CLASSES. Small company stocks and value stocks were all flat or down in this time period. The tables turned dramatically in the second quarter, with small cap stocks and value stocks surging 15% or more, leaving large growth stocks in the dust. This rally was short-lived however, and most of these gains were lost in the third quarter. At fiscal year-end, large growth stocks still ruled the day, leaving many value and small company managers frustrated with yet another year of an out-of-favor asset class.

THE S&P 500 INDEX FINISHED THE FISCAL YEAR UP 12%, LED BY LARGE GROWTH STOCKS THAT ADVANCED NEARLY 15%. Small company stocks represented by the Russell 2000 Index increased by a modest 3%, and the value component of this market segment declined by 5%.

THE REAL STANDOUT IN THE MARKET IN FISCAL 1999 WAS THE TECHNOLOGY SECTOR. This segment of the market, up over 35%, was the only component of the S&P 500 Index that was consistently in positive territory throughout the year. Much of this performance came from telecommunications and Internet companies that benefited from accelerating growth in the buildout and use of the Internet.

                                                                  DLB VALUE FUND
                                   ---------------------------------------------

PORTFOLIO STRATEGY REVIEW

WITH THE VERY NOTABLE EXCEPTION OF THE 2ND QUARTER OF THE YEAR, 1999 IS A YEAR IN WHICH GROWTH CONTINUES DRAMATICALLY TO OUTPERFORM VALUE. To the additional detriment of value investing a narrow group of large capitalization growth stocks still dominate the market. As if these market characteristics did not provide enough of a challenge, lack of quality and lack of earnings have also characterized market leadership this year. For example, Merrill Lynch notes that in their universe of approximately 1500 stocks, those rated B or worse returned 11.1% through October 29, but those rated B+ or better returned -0.4%. Similarly, the average gain for the 7% of the stocks in the Russell 1000 that reported year-to-date losses is +97.2%. The overall gain for the Russell 1000 is 11.2%. Through the end of October, the spreads between large cap growth and value indexes remains very wide:

S&P 500/BARRA Value     +9.3%
S&P 500/BARRA Growth +14.5%

THE FUND'S DIVERSIFICATION CHARACTERISTICS HAVE ALSO WORKED AGAINST IT THIS YEAR. There are certain market sectors, because of their absolute and relative attractiveness on a price/earnings and price-to-book basis, that have resulted in overweighted positions in the Fund. These traditional value areas include Basic Materials and Capital Goods, two areas that have provided lackluster returns this year. On the other hand, the Technology sector, which does not offer many investment opportunities for value investors, is now the largest component of the S&P 500. Similarly, Communications Services, which has produced the second best sector return in the index this year, is an area where the DLB Value Fund has no exposure. But all is not bleak on the diversification front:
Because it has also been challenging for value investors to find attractively valued stocks in the Consumer Staples sector, I am particularly happy to report that the most recent addition to the Fund, Albertson's (a supermarket chain), fulfills our desire for greater exposure in this area.

THE DLB VALUE FUND'S VALUATION CHARACTERISTICS CONTINUE TO BE EXTREMELY ATTRACTIVE. As of October 29, 1999, the average price/earnings ratio based on estimated earnings for 2000 for the companies in the Fund is only 13.9, compared to 24.8 times for the S&P 500 and 17.6 times for the S&P 500/BARRA Value index. The average price-to-book is 2.0, compared to 4.9 and 3.0 for the

                                                                  DLB VALUE FUND
                                   ---------------------------------------------

PORTFOLIO STRATEGY REVIEW
(CONT.)

S&P 500 and S&P 500/BARRA Value indexes respectively. Also, the Fund's current gross yield (2.3%) continues to be higher than the corresponding figure for the market (1.3%).

THE FUND'S TOP TEN HOLDINGS AND SECTOR WEIGHTINGS CAN BE FOUND BELOW.

--------------------------------------------------------------------------------
TOP 10 EQUITY HOLDINGS                            % OF FUND ASSETS
--------------------------------------------------------------------------------
Atlantic Richfield                                     3.42
Wells Fargo & Co.                                      3.41
Citigroup Inc.                                         3.38
Boeing                                                 3.17
SLM Holding Corp.                                      3.06
American Express                                       2.99
Royal Dutch Petroleum                                  2.96
U.S. Bancorp                                           2.93
National City Corp.                                    2.93
Limited Inc.                                           2.91
TOTAL                                                 31.16
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SECTOR DIVERSIFICATION (%)      PORTFOLIO      S&P 500      DIFFERENCE
--------------------------------------------------------------------------------
Basic Materials                   14.9           3.4          +11.5
Capital Goods/Construction         9.4           7.7           +1.7
Communication Services             0.0          10.7          -10.7
Consumer Cyclical                 15.2          12.0           +3.2
Consumer Staples                   2.8           8.1           -5.3
Energy                             6.4           6.6           -0.2
Financial                         30.3          12.3          +18.0
Healthcare                         6.9          11.5           -4.6
Miscellaneous                      0.0           1.4           -1.4
Technology                         6.5          23.1          -16.6
Transport & Services               4.9           0.9           +4.0
Utilities                          2.7           2.3           +0.4
--------------------------------------------------------------------------------

PERFORMANCE REVIEW

NOT ONLY HAS THE DEEP VALUE ORIENTATION OF THE DLB VALUE FUND NEGATIVELY AFFECTED ITS PERFORMANCE VERSUS THE BENCHMARKS NOTED ABOVE, but the Fund's slightly smaller average market capitalization, higher quality, and positive earnings have not worked to its advantage in the 1999 growth market.

                                                                  DLB VALUE FUND
                                   ---------------------------------------------

OUTLOOK

OUR OPINION IS STRONGER THAN EVER THAT GIVEN THE FUND'S ATTRACTIVE VALUATION CHARACTERISTICS, IT IS POISED TO PERFORM WELL on a relative and absolute basis once reasonable valuations begin to attract attention.

                                                                  DLB VALUE FUND
                                   ---------------------------------------------

GROWTH OF A
$100,000 INVESTMENT

                CUMULATIVE TOTAL RETURN SINCE INCEPTION 7/25/95

                                  [LINE GRAPH]

                                                                     S & P
                                DLB               S & P            500/BARRA
                            VALUE FUND          500 INDEX         VALUE INDEX
                            -----------        -----------        -----------
           25-Jul-95        $100,000.00        $100,000.00        $100,000.00
           31-Jul-95        $100,800.00        $102,400.00        $100,250.00
           31-Aug-95        $100,699.20        $102,656.00        $101,102.13
           30-Sep-95        $104,294.16        $106,988.08        $104,620.48
           31-Oct-95        $102,093.55        $106,602.93        $102,988.40
           30-Nov-95        $106,789.86        $111,282.79        $108,384.99
           31-Dec-95        $108,178.13        $113,430.55        $111,387.26
           31-Jan-96        $110,428.23        $117,287.19        $114,717.73
           28-Feb-96        $113,398.75        $118,377.96        $115,796.08
           31-Mar-96        $116,880.09        $119,514.39        $118,505.71
           30-Apr-96        $118,306.03        $121,271.25        $119,714.47
           30-May-96        $121,370.16        $124,400.05        $121,522.16
           30-Jun-96        $120,654.07        $124,872.77        $120,938.85
           31-Jul-96        $116,467.38        $119,353.39        $115,835.23
           31-Aug-96        $120,252.57        $121,871.75        $119,032.28
           30-Sep-96        $124,040.52        $128,733.13        $124,126.86
           31-Oct-96        $125,057.65        $132,286.16        $128,322.35
           30-Nov-96        $134,874.68        $142,287.00        $138,139.01
           31-Dec-96        $134,132.87        $139,469.72        $135,873.53
           31-Jan-97        $139,806.69        $148,186.57        $142,137.30
           28-Feb-97        $142,155.44        $149,342.43        $143,174.91
           31-Mar-97        $136,909.91        $143,204.45        $138,278.32
           30-Apr-97        $139,374.28        $151,753.76        $143,463.76
           31-May-97        $147,402.24        $160,995.56        $152,458.94
           30-Jun-97        $152,752.94        $168,208.17        $158,282.87
           31-Jul-97        $166,668.74        $181,597.54        $170,945.50
           31-Aug-97        $162,068.68        $171,428.07        $163,218.76
           30-Sep-96        $171,063.49        $180,822.33        $172,783.38
           31-Oct-97        $163,468.27        $174,782.87        $166,442.23
           30-Nov-97        $170,644.53        $182,875.31        $172,783.68
           31-Dec-97        $169,415.89        $186,020.77        $176,619.48
           31-Jan-98        $169,754.72        $188,085.60        $174,447.06
           28-Feb-98        $182,825.83        $201,646.57        $187,530.59
           31-Mar-98        $192,369.34        $211,970.88        $197,038.39
           30-Apr-98        $196,582.23        $214,111.78        $199,363.44
           31-May-98        $189,878.78        $210,429.06        $196,552.42
           30-Jun-98        $191,815.54        $218,972.48        $198,046.22
           31-Jul-98        $179,309.17        $216,629.47        $193,748.61
           31-Aug-98        $150,512.12        $185,304.85        $162,593.84
           30-Sep-98        $157,706.59        $197,182.89        $172,479.54
           31-Oct-98        $171,521.69        $213,213.86        $185,984.69
           30-Nov-98        $177,576.41        $226,134.62        $195,674.49
           31-Dec-98        $178,304.47        $239,159.98        $202,542.67
           31-Jan-99        $174,363.94        $249,156.86        $206,634.03
           28-Feb-99        $175,340.38        $241,408.08        $202,191.40
           31-Mar-99        $179,040.06        $251,064.41        $208,317.80
           30-Apr-99        $201,455.88        $260,780.60        $226,274.79
           31-May-99        $198,998.12        $254,626.18        $222,269.73
           30-Jun-99        $201,823.89        $268,757.93        $230,804.88
           31-Jul-99        $195,204.07        $260,372.68        $223,696.09
           31-Aug-99        $189,406.51        $259,070.82        $218,036.58
           30-Sep-99        $178,439.87        $251,972.28        $209,511.35
           31-Oct-99        $183,614.62        $267,922.12        $221,327.79

--------------------------------------------------------------------------------
                  TOTAL RETURNS (%) FOR PERIODS ENDED 10/31/99
--------------------------------------------------------------------------------
                                  10 Months       One Year        Annualized
                                   1/1/99-        10/31/98-      Since Inception
                                  10/31/99        10/31/99      7/25/95-10/31/99

     DLB Value Fund                2.98             7.05             15.06
     S&P 500 Index                12.03            25.67             24.91
     S&P 500 / BARRA Value Index   9.28            19.01             20.13
--------------------------------------------------------------------------------

DISCLOSURE STATEMENT

Standard & Poors 500 Index is an index of common stocks frequently used as a general measure of stock market performance. The index assumes reinvestment of all distributions and interest payments and does not take into account brokerage fees or taxes. Securities in the Fund do not match those in the Index and performance of the Fund will differ.

The S&P 500/Barra Value Index is an unmanaged index of those common stocks that have the lowest price-to-book ratios comprising half of the aggregate market capitalization of the S&P 500 Index. The Index is rebalanced semi-annually on January 1 and July 1. Securities in the Fund do not match those in the Index and performance of the Fund will differ.

Past performance does not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. The Fund's total return reflects an expense limitation in effect during the periods shown. In the absence of such expense limitation, returns would have been lower.

                                                                  DLB VALUE FUND
                                   ---------------------------------------------

This report and the Fund financial statements contained herein are submitted for the general information of the shareholders of the DLB Value Fund. The report is not intended for distribution to prospective investors unless preceded or accompanied by a current prospectus.













                         BABSON SECURITIES CORPORATION
                    One Memorial Drive, Cambridge, MA 02142
                                 December 1999

        ----------------------------------------

        DLB VALUE FUND

        FINANCIAL STATEMENTS FOR THE TEN MONTHS
        ENDED OCTOBER 31, 1999 AND THE YEAR
        ENDED DECEMBER 31, 1998

DLB VALUE FUND

TABLE OF CONTENTS

-------------------------------------------------------------------------------------------------
INDEPENDENT AUDITORS' REPORT                                                                 1

FINANCIAL STATEMENTS:

        Portfolio of Investments as of October 31, 1999                                    2 - 4

        Statement of Assets and Liabilities as of October 31, 1999                           5

        Statements of Operations for the Ten Months Ended October 31, 1999
             and the Year Ended December 31, 1998                                            6

        Statements of Changes in Net Assets for the Ten Months Ended
             October 31, 1999 and the Years Ended December 31, 1998 and 1997                 7

        Financial Highlights for the Ten Months Ended October 31, 1999
             and the Four-Year Period Ended December 31, 1998                                8

        Notes to Financial Statements                                                      9 - 11

DELOITTE &                   ---------------------------------------------------
    TOUCHE                   DELOITTE & TOUCHE LLP     Telephone: (617) 437-2000
----------                   200 Berkeley Street       Facsimile: (617) 437-2111
[LOGO]                       Boston, Massachusetts 02116-5022

INDEPENDENT AUDITORS' REPORT


To the Trustees of The DLB Fund Group and
 Shareholders of DLB Value Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of DLB Value Fund (the "Fund") (a series of The DLB Fund Group) as of October 31, 1999, and the related statements of operations for the ten months then ended and year ended December 31, 1998, the statements of changes in net assets for the ten months ended October 31, 1999 and the years ended December 31, 1998 and 1997, and the financial highlights for the ten months ended October 31, 1999 and each of the years in the four-year period ended December 31, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of DLB Value Fund at October 31, 1999, the results of its operations for the ten months ended October 31, 1999 and year ended December 31, 1998, the changes in its net assets for the ten months ended October 31, 1999 and the years ended December 31, 1998 and 1997, and the financial highlights for the ten months ended October 31, 1999 and each of the years in the four-year period ended December 31, 1998, in conformity with generally accepted accounting principles.


/s/ Deloitte & Touche LLP

December 10, 1999

-------------------
DELOITTE TOUCHE
TOHMATSU
-------------------

DLB VALUE FUND

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 1999

-----------------------------------------------------------------------------------------
COMMON STOCKS - 96.3%

                  ISSUER                                    SHARES              VALUE
Aerospace - 5.4%
The Boeing Company                                            49,300          $ 2,270,881
Lockheed Martin Corporation                                   37,600              752,000
Raytheon Company                                              35,100            1,022,288
                                                                              -----------
                                                                                4,045,169
                                                                              -----------
AIRLINES - 1.9%
KLM Royal Dutch Airlines                                      51,985            1,400,346
                                                                              -----------
APPAREL & TEXTILE - 2.2%
Reebok International Ltd. (*)                                162,500            1,594,531
                                                                              -----------
AUTO PARTS - 1.7%
Dana Corporation                                              41,300            1,220,931
                                                                              -----------
BANKS - 11.7%
The Chase Manhattan Corporation                               23,200            2,027,100
National City Corporation                                     71,200            2,100,400
U.S.  Bancorp                                                 56,700            2,101,444
Wells Fargo & Company                                         51,000            2,441,625
                                                                              -----------
                                                                                8,670,569
                                                                              -----------
BUILDING SUPPLIES - 1.1%
Hanson PLC Sponsored ADR                                      21,400              827,913
                                                                              -----------
CHEMICALS - GENERAL - 2.6%
E.I. du Pont de Nemours and Company                           30,100            1,939,569
                                                                              -----------
CHEMICALS - SPECIALTY - 1.2%
Millennium Chemicals Inc.                                     49,800              921,300
                                                                              -----------

COMPUTERS - 4.7%
Apple Computer Inc. (*)                                       23,900            1,914,988
International Business Machines Corporation                   15,900            1,564,163
                                                                              -----------
                                                                                3,479,151
                                                                              -----------
ELECTRIC POWER - 2.6%
TXU Corp.                                                     49,500            1,918,125
                                                                              -----------
FINANCIAL SERVICES - 10.6%
American Express Company                                      13,900            2,140,600
Citigroup Inc.                                                44,704            2,419,604
SLM Holding Corporation                                       44,850            2,194,847
The Student Loan Corporation                                  23,500            1,148,563
                                                                              -----------
                                                                                7,903,614
                                                                              -----------

FOOD PRODUCERS - 2.7%
Diageo plc                                                    48,840          $ 1,984,125
                                                                              -----------
INSURANCE COMPANIES - 6.9%
The Allstate Corporation                                      55,700            1,601,375
Berkshire Hathaway Inc., Class B (*)                             798            1,667,820
Travelers Property Casualty Corp., Class A                    52,200            1,879,200
                                                                              -----------
                                                                                5,148,395
                                                                              -----------
MEDICAL SUPPLIES & SERVICES - 6.6%
Aetna Inc.                                                    23,500            1,180,875
Tenet Healthcare Corporation (*)                              97,200            1,889,325
Untied Health Group                                           36,000            1,860,750
                                                                              -----------
                                                                                4,930,950
                                                                              -----------
METALS & MINING - 0.4%
Martin Marietta Materials, Inc.                                8,400              327,075
                                                                              -----------
OFFICE EQUIPMENT - 1.5%
Xerox Corporation                                             40,600            1,136,800
                                                                              -----------
OFFICE SUPPLIES - 2.5%
Wallace Computer Services, Inc.                               85,700            1,896,113
                                                                              -----------
OIL - DOMESTIC - 3.3%
Atlantic Richfield Company                                    26,300            2,450,831
                                                                              -----------
OIL - INTERNATIONAL - 2.9%
Royal Dutch Petroleum Company                                 35,400            2,121,788
                                                                              -----------
PAPER & FOREST PRODUCTS - 7.9%
Potlatch Corporation                                          47,800            2,016,563
Weyerhaeuser Company                                          34,600            2,065,188
Willamette Industries, Inc.                                   42,600            1,770,563
                                                                              -----------
                                                                                5,852,314
                                                                              -----------
PRINTING & PUBLISHING - 2.3%
Harcourt General, Inc.                                        44,200            1,701,700
                                                                              -----------
RAILROADS - 2.3%
CSX Corporation                                               40,900            1,676,900
                                                                              -----------
RETAIL - GENERAL - 3.6%
The Neiman Marcus Group, Inc., Class B                        13,317              285,493
J. C. Penney Company, Inc.                                    28,142              714,103
Sears, Roebuck and Co.                                        59,400            1,674,338
                                                                              -----------
                                                                                2,673,934
                                                                              -----------
RETAIL - DISCOUNT - 2.0%
Kmart Corporation (*)                                        151,100            1,520,444
                                                                              -----------

RETAIL - SPECIALTY - 2.9%
The Limited Inc.                                              50,800          $ 2,089,150
Too, Inc. (*)                                                  5,842               93,472
                                                                              -----------
                                                                                2,182,622
                                                                              -----------
STEEL - 2.3%
USX - U.S. Steel Group                                        67,400            1,722,913
                                                                              -----------

TRUCKING & SHIPPING - 0.5%
Overseas Shipholding Group, Inc.                              31,400              404,269
                                                                              -----------

TOTAL COMMON STOCKS
     (identified cost, $70,715,885 )                                           71,652,391

                                                           PRINCIPAL
                                                            AMOUNT
Repurchase Agreement - 3.4%
Investors Bank & Trust Repurchase Agreement, 4.51%,
  dated 10/29/99, $2,547,350 due on 11/1/99 (secured by
  Federal Government Agency securities), at cost          $2,546,393            2,546,393
                                                                              -----------
TOTAL INVESTMENTS (identified cost, $73,262,278 )                              74,198,784

Other assets, less liabilities - 0.3%                                             183,738
                                                                              -----------

NET ASSETS - 100%                                                             $74,382,522
                                                                              ===========

(*) Non-income producing security

See notes to financial statements.

DLB VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 1999

-----------------------------------------------------------------------------------------------
ASSETS:

    Investments, at value (identified cost, $73,262,278)                            $74,198,784
    Receivable for fund shares sold                                                     119,367
    Dividends and interest receivable                                                   139,334
                                                                                    -----------
                                                                                     74,457,485

LIABILITIES:
    Payable for fund shares reacquired                                                    5,817
    Accrued management fee                                                               33,617
    Accrued expenses                                                                     35,529
                                                                                    -----------
                                                                                         74,963

NET ASSETS                                                                          $74,382,522
                                                                                    ===========
NET ASSETS CONSIST OF:
    Paid-in capital                                                                 $67,012,960
    Unrealized appreciation of investments                                              936,506
    Accumulated undistributed net realized gain on investment transactions            5,010,423
    Accumulated undistributed net investment income                                   1,422,633
                                                                                    -----------
             Total                                                                  $74,382,522
                                                                                    ===========

SHARES OF BENEFICIAL INTEREST OUTSTANDING                                             4,990,096

NET ASSET VALUE, OFFERING PRICE, AND REDEMPTION PRICE
   PER SHARE (NET ASSETS / SHARES OF BENEFICIAL INTEREST
   OUTSTANDING)                                                                     $     14.91
                                                                                    ===========

See notes to financial statements.

DLB VALUE FUND

STATEMENTS OF OPERATIONS

-------------------------------------------------------------------------------------------------------
                                                                   Ten Months Ended         Year Ended
                                                                   October 31, 1999      December 31, 1998
                                                                      -----------           -----------
NET INVESTMENT INCOME:
    Dividends (net of foreign tax withheld
      of $19,192 and $13,388, respectively)                           $ 1,807,557           $ 1,533,556
    Interest                                                               86,460               101,912
                                                                      -----------           -----------
                                                                        1,894,017             1,635,468
                                                                      -----------           -----------
EXPENSES:
    Management fee                                                        352,180               367,883
    Trustees' fees                                                          3,838                 4,669
    Custodian fees                                                         39,823                41,759
    Accounting and audit fees                                              29,785                27,896
    Registration fee                                                       22,579                31,981
    Legal fees                                                             12,779                16,089
    Transfer agent fee                                                      6,407                 8,000
    Miscellaneous                                                           3,993                 3,561
                                                                      -----------           -----------
                                                                          471,384               501,838

    Reduction of expenses by investment manager                              --                (103,386)
                                                                      -----------           -----------
             Net expenses                                                 471,384               398,452
                                                                      -----------           -----------
             Net investment income                                      1,422,633             1,237,016
                                                                      -----------           -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON
      INVESTMENTS:

    Realized gain (identified cost basis)                               5,248,005             4,274,144

    Change in unrealized appreciation                                  (4,541,428)           (2,709,889)
                                                                      -----------           -----------
             Net realized and unrealized gain on investments              706,577             1,564,255
                                                                      -----------           -----------
             Increase in net assets from operations                   $ 2,129,210           $ 2,801,271
                                                                      ===========           ===========

See notes to financial statements.

DLB VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

----------------------------------------------------------------------------------------------------------
                                                         Ten Months            Years Ended December 31,
                                                           Ended           -------------------------------
                                                      October 31, 1999         1998               1997
                                                        ------------       ------------       ------------
INCREASE (DECREASE) IN NET ASSETS:
  From operations:
     Net investment income                              $  1,422,633       $  1,237,016       $    528,025
     Net realized gain on investments                      5,248,005          4,274,144          2,487,991
     Net unrealized appreciation (depreciation)
       of investments                                     (4,541,428)        (2,709,889)         5,222,346
                                                        ------------       ------------       ------------
                                                           2,129,210          2,801,271          8,238,362
                                                        ------------       ------------       ------------

  Distributions to shareholders:
     From net investment income                               (8,992)        (1,228,024)          (520,799)
     From net realized gain on investments                    (5,665)        (4,256,810)        (2,487,991)
     In excess of net realized gain on investments              --                 --             (228,789)
                                                        ------------       ------------       ------------
                                                             (14,657)        (5,484,834)        (3,237,579)
                                                        ------------       ------------       ------------
  Fund share transactions:
     Net proceeds from sales of shares                    28,017,225         27,948,166         36,994,760
     Net asset value of shares issued in
       reinvestment of distributions                          14,621          5,469,771          3,237,577
     Cost of shares reacquired                           (27,674,902)       (15,272,460)        (8,012,111)
                                                        ------------       ------------       ------------
                                                             356,944         18,145,477         32,220,226
                                                        ------------       ------------       ------------

             Total increase in net assets                  2,471,497         15,461,914         37,221,009

NET ASSETS:
  At beginning of period                                  71,911,025         56,449,111         19,228,102
                                                        ------------       ------------       ------------
  At end of period (including accumulated
     undistributed net investment income
     of $1,422,633, $8,992 and $0, respectively)        $ 74,382,522       $ 71,911,025       $ 56,449,111
                                                        ============       ============       ============


See notes to financial statements.

DLB VALUE FUND

FINANCIAL HIGHLIGHTS

------------------------------------------------------------------------------------------------------------------------------
                                                   Ten Months
                                                     Ended                   Years Ended December 31,               Period Ended
                                                   October 31,        ---------------------------------------        December 31,
                                                      1999             1998            1997            1996             1995**
                                                     -------          -------         -------         -------          -------
  Per share data (for a share outstanding throughout
    each period):
    Net asset value- beginning of period             $ 14.48          $ 14.91         $ 12.53         $ 10.58          $ 10.00
                                                     -------          -------         -------         -------          -------
    Income from investment operations:
       Net investment income                             .29              .27             .15             .16              .09
       Net realized and unrealized gain on
          investments                                    .14              .50            3.15            2.38              .73
                                                     -------          -------         -------         -------          -------
                                                        0.43              .77            3.30            2.54              .82
                                                     -------          -------         -------         -------          -------
    Less distributions to shareholders:
       From net investment income (1)                     -              (.27)           (.15)           (.16)            (.09)
       From net realized gain on investments (1)          -              (.93)           (.70)           (.41)            (.15)
       In excess of net realized gain on investment       -                -             (.07)           (.02)              -
                                                     -------          -------         -------         -------          -------
                                                          -             (1.20)           (.92)           (.59)            (.24)
                                                     -------          -------         -------         -------          -------
    Net asset value- end of period                   $ 14.91          $ 14.48         $ 14.91         $ 12.53          $ 10.58
                                                     =======          =======         =======         =======          =======

    Total Return                                       2.98%            5.25%          26.35%          23.99%           18.64%  *

    Ratios and Supplemental Data:
       Ratio of expenses to average net assets          .74%  *          .60%            .71%            .80%             .80%  *
       Ratio of net investment income to
          average net assets                           2.22%  *         1.85%           1.40%           1.56%            2.02%  *
       Portfolio turnover                                28%              21%             25%             23%               7%
       Net assets at end of period (000 omitted)     $74,383          $71,911         $56,449         $19,228          $10,818

For certain periods indicated below, the manager has agreed with the Fund to reduce its management fee and/or bear certain expenses, such that the Fund's total expenses do not exceed .80% of average daily net assets. Without such agreement, the investment income per share and ratios would have been:

       Net investment income                         $    -             $ .25           $ .13           $ .09            $ .02

       Ratios (to average net assets):
         Expenses                                         -              .75%            .92%           1.50%            2.43%  *
         Net investment income                            -             1.69%           1.19%            .86%            0.40%  *

  *    Annualized

  **   For the period from July 25, 1995 (commencement of operations) to December 31, 1995.

  (1)  Distributions from net investment income and from net realized gain on investments for the ten months ended
       October 31, 1999 was less than $.01  per share.

  See notes to financial statements.

DLB VALUE FUND

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1.   BUSINESS AND ORGANIZATION

     DLB Value Fund (the "Fund") is a non-diversified series of The DLB Fund Group (the "Trust"), a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

     During 1999, the Fund changed its year end from December 31 to October 31, and the financial statements are presented for the ten months ended October 31, 1999.

2.   SIGNIFICANT ACCOUNTING POLICIES

     INVESTMENT VALUATION - Equity securities listed on securities exchanges or reported through the NASDAQ system are valued at last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are valued at last quoted bid prices. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value.

     REPURCHASE AGREEMENTS - Securities purchased under agreements to resell to the original owner are recorded at cost. The Fund may enter into such agreements with institutions that the Fund's investment adviser has determined to be creditworthy. The Fund requires that the securities so purchased be transferred to the custodian under terms that enable the Fund to obtain such securities in the event of a default. The Fund monitors, on a daily basis, the value of the securities to assure that such value, including accrued interest, is greater than amounts owed to the Fund.

     FOREIGN CURRENCY TRANSLATION - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars at current exchange rates. Purchases and sales of foreign investments and income and expenses are converted into U.S. dollars at currency exchange rates prevailing on the respective dates of such transactions. Security transaction gains and losses attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. Income and expense gains and losses that are attributable to changes in foreign exchange rates are recorded for financial statement purposes as foreign currency transaction gains and losses. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

     INVESTMENT TRANSACTIONS AND INCOME - Investment transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Dividend payments received in additional securities are recorded in an amount equal to the value of the securities. Interest income is recorded on the accrual basis.

     TAXES AND DISTRIBUTIONS - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the "Code") applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gains on investments. Accordingly, no provision for federal income or excise tax is necessary.

     The Fund files a tax return annually using tax accounting methods required by the Code, which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the net investment income and net realized gain reported in these financial statements may differ from the amounts reported on the Fund's tax return, and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV.

     Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions for tax purposes and financial reporting purposes. Differences between income for financial reporting purposes and tax-basis earnings and profits may result in the reporting of temporary over-distributions in the financial statements. Such over-distributions are classified as distributions in excess of net investment income or accumulated net realized gains. Distributions, if any, in excess of tax-basis earnings and profits are reported as return of capital.

     USE OF ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements. Actual results could differ from those such estimates.

3.   TRANSACTIONS WITH AFFILIATES

     The Fund engages David L. Babson & Co. Inc. ("Babson") to provide investment advisory and administrative services and general office facilities. The fee for such services is computed daily and paid monthly at an effective annual rate of .55% of average daily net assets. For the ten months ended October 31, 1999, the management fee amounted to $352,180. Babson has agreed to pay the Fund's operating expenses such that the Fund's total aggregate expenses do not exceed .80% of average daily net assets.

     The Fund pays no compensation directly to the Trustees who also are officers of the investment manager, nor to the officers of the Fund, all of whom receive remuneration for their services to the Fund from Babson.


4.   PORTFOLIO SECURITIES

     Purchases and sales of investments, other than short-term obligations, for the ten months ended October 31, 1999 aggregated $20,729,128 and $20,064,777, respectively.

     The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:


        Aggregate cost                                     $ 73,284,842
                                                           ============

        Gross unrealized appreciation                      $ 11,918,486
        Gross unrealized depreciation                       (11,004,544)

          Net unrealized appreciation                      $    913,942
                                                           ============

5.   SHARES OF BENEFICIAL INTEREST

     The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:


                                              Ten Months Ended           Years Ended December 31,
                                                 October 31,          ------------------------------
                                                    1999                 1998                 1997
                                                 ----------           ---------            ---------
        Shares sold                               1,827,660           1,766,141            2,546,356
        Shares issued in reinvestment
           of  distributions                            902             380,870              218,608
        Redemptions                              (1,803,494)           (968,493)            (513,437)
                                                 ----------           ---------            ---------
           Net increase                              25,068           1,178,518            2,251,527
                                                 ==========           =========            =========

                                      DLB



THE DLB GROWTH FUND






                                                                   ANNUAL REPORT
                                                                OCTOBER 31, 1999











                       [EXPERIENCE TO MANAGE THE FUTURE]

                                                                 DLB GROWTH FUND
                                   ---------------------------------------------

FUND INVESTMENT OBJECTIVE

THE DLB GROWTH FUND seeks long-term capital and income growth through investment primarily in common stocks.

MARKET OVERVIEW

THE FISCAL YEAR ENDING OCTOBER 30, 1999 (A 10 MONTH PERIOD DUE TO A CHANGE IN THE FISCAL CALENDAR FROM DECEMBER 31 TO OCTOBER 31) WAS A YEAR FILLED WITH VOLATILITY, SECTOR ROTATION, ENORMOUS RETURNS IN TECHNOLOGY AND THE "DOT.COM" SECTOR, AND LAGGING VALUE STOCKS (AGAIN).

IN THE FIRST QUARTER OF 1999 WE WITNESSED THE SAME TRENDS THAT TOOK PLACE THROUGH MOST OF CALENDAR YEAR 1998: LARGE GROWTH STOCKS LEADING THE MARKET TO NEW HIGHS AT THE EXPENSE OF ALL OTHER EQUITY ASSET CLASSES. Small company stocks and value stocks were all flat or down in this time period. The tables turned dramatically in the second quarter, with small cap stocks and value stocks surging 15% or more, leaving large growth stocks in the dust. This rally was short-lived however, and most of these gains were lost in the third quarter. At fiscal year-end, large growth stocks still ruled the day, leaving many value and small company managers frustrated with yet another year of an out-of-favor asset class.

THE S&P 500 INDEX FINISHED THE FISCAL YEAR UP 12%, LED BY LARGE GROWTH STOCKS THAT ADVANCED NEARLY 15%. Small company stocks represented by the Russell 2000 Index increased by a modest 3%, and the value component of this market segment declined by 5%.

THE REAL STANDOUT IN THE MARKET IN FISCAL 1999 WAS THE TECHNOLOGY SECTOR. This segment of the market, up over 35%, was the only component of the S&P 500 Index that was consistently in positive territory throughout the year. Much of this performance came from telecommunications and Internet companies that benefited from accelerating growth in the buildout and use of the Internet.

                                                                 DLB GROWTH FUND
                                   ---------------------------------------------


PORTFOLIO STRATEGY REVIEW

THERE ARE SEVERAL MAJOR TRENDS TAKING PLACE TODAY THAT IMPACTED OUR INVESTMENT STRATEGY IN THE DLB GROWTH FUND IN FISCAL 1999 AND WILL SHAPE OUR STRATEGY IN THE YEAR 2000.

THE MOST IMPORTANT CHANGE TAKING PLACE IS THE ACCELERATING BUILDOUT AND USE OF THE INTERNET BY BOTH CONSUMERS AND BUSINESSES ALIKE. This growth is placing strains on network bandwidth (the capacity available to transmit data over the network), network data storage and the speed at which data, voice and video can pass over the network. Investment spending on equipment to support the Internet infrastructure is growing at rates never experienced before. This trend is creating opportunities for many companies that supply and support the Internet "backbone"around the world. Global data and voice carriers like MCI Worldcom, network equipment manufacturers like Cisco Systems and Lucent Technologies and cable television providers like Comcast and Cox Communications are all benefiting from this trend and are core investments in the DLB Growth Fund.

THE SECOND BIG CHANGE TAKING PLACE IN THE TECHNOLOGY SECTOR IS THE CONVERGENCE OF WIRELESS COMMUNICATIONS TECHNOLOGY WITH THE INTERNET-THE WEB IS GOING WIRELESS IN 2000. The integration of wireless phone communications with web browsing technology will put the Internet in everyone's back pocket next year. This trend is generating accelerating demand for wireless phones. Manufactures of wireless phones along with their component suppliers clearly stand to benefit from this increase in demand in 2000. Nokia (wireless phone manufacturer), Analog Devices (supplier of semiconductor chips for cell phones) and Microsoft (developer of web browsing software) are core holdings for the Fund in this space.

ALL OF THESE AFORMENTIONED HOLDINGS IN THE DLB GROWTH FUND HAVE BEEN REWARDING INVESTMENTS IN FISCAL 1999. We continue to have a meaningful portion of the Fund's assets invested in the technology and telecommunications areas.

OFFSETTING THE STRENGTH IN THE TECHNOLOGY SECTOR HAS BEEN RELATIVE WEAKNESS AMONG HEALTHCARE COMPANIES AND FINANCE STOCKS (banks, insurance companies and mortgage companies). Stocks in the healthcare sector, and the pharmaceutical industry in particular, underperformed the market by 10-20% in fiscal 1999 as several trends emerged: 1) significant drug patent expiration issues for many large drug companies, 2) continued price pressure from

                                                                 DLB GROWTH FUND
                                   ---------------------------------------------


PORTFOLIO STRATEGY REVIEW
(CONT.)

providers of managed healthcare and 3) credible proposals for a Medicare drug benefit emanating from Washington.

SEVERAL OF OUR INVESTMENTS IN THE HEALTHCARE SECTOR UNDERPERFORMED THE MARKET IN FISCAL 1999, including Cardinal Health (pharmaceuticals packaging and distribution), Pfizer (pharmaceuticals) and Monsanto (pharmaceuticals and agricultural products). While we did scale back our exposure to the healthcare sector in 1999, at the end of the day it is quite clear to us that the pharmaceutical industry is one of the most attractive businesses in America today. Drug company products serve the general good, are protected from competing products with patents and are very research intensive, thus providing steep barriers to entry. We feel confident in the prospects for the pharmaceutical industry longer term.

RISING INTEREST RATES THROUGHOUT FISCAL 1999 PUT A LID ON MANY FINANCIAL STOCKS. Banks BancAmerica and Mellon Financial, and the large mortgage agency Federal Home Loan Mortgage Corp. all underperformed the market in 1999, despite relatively strong underlying business trends at each of these companies. American International Group was the one standout that generated very rewarding investment results. We cut back our weighting in the financial sector in 1999, and based on our cautious outlook for interest rates in 2000 we continue to reduce our exposure here. The Fund's top ten holdings and sector weightings can be found below.

--------------------------------------------------------------------------------
TOP 10 EQUITY HOLDINGS                            % OF FUND ASSETS
--------------------------------------------------------------------------------
MCI Worldcom                                           4.8
Federal Home Loan Mortgage Corp.                       4.3
Vitesse Semiconductor                                  4.2
Microchip Technology                                   4.0
American International Group                           3.7
Paychex                                                3.7
Cisco Systems                                          3.6
Lucent Technologies                                    3.5
Pfizer                                                 3.4
Guidant                                                3.4
Total                                                 38.6
--------------------------------------------------------------------------------

                                                                 DLB GROWTH FUND
                                   ---------------------------------------------

--------------------------------------------------------------------------------
SECTOR DIVERSIFICATION (%)      PORTFOLIO      S&P 500      DIFFERENCE
--------------------------------------------------------------------------------
Basic Materials                    2.5           3.4           -0.9
Capital Goods/Construction         5.4           7.7           -2.3
Communication Services             8.4          10.7           -2.3
Consumer Cyclical                  3.9          12.0           -8.1
Consumer Staples                   8.3           8.1           +0.2
Energy                             1.9           6.6           -4.7
Financial                         17.1          12.3           +4.8
Healthcare                        19.9          11.5           +8.4
Miscellaneous                      0.0           1.4           -1.4
Technology                        32.6          23.1           +9.5
Transport & Services               0.0           0.9           -0.9
Utilities                          0.0           2.3           -2.3
--------------------------------------------------------------------------------
PERFORMANCE REVIEW

Fiscal year 1999 was a frustrating period for investing in medium and large capitalization high growth stocks in the DLB Growth Fund. After climbing 26% in the fourth quarter of calendar 1998 the DLB Growth Fund advanced 2.7% in the first six months of 1999, lagging the S&P 500 Index total return of 12.3%. The Fund kept pace with the broader market for the balance of the fiscal year (an abbreviated 10 month year ending October 30, 1999 due to a change in the Fund's fiscal calendar), but ended the year up 0.85% compared to a 12.03% advance in the S&P 500 Index.

OUTLOOK

WE ARE VERY OPTIMISTIC ABOUT THE GROWTH PROSPECTS FOR THE COMPANIES HELD IN THE DLB GROWTH FUND. We are focusing our investment efforts on a very select group of high quality, high growth companies that we feel can achieve sustainable earnings growth in both the near-and long term. Companies we are investing in are typically in high growth industries, have dominant market positions and are led by an experienced, proven management team. Over the long term if these companies can execute on their business plan and meet the financial targets we believe they are capable of achieving, we expect these investments to generate rewarding investment returns in the years ahead.

                                                                 DLB GROWTH FUND
                                   ---------------------------------------------


GROWTH OF A
$100,000 INVESTMENT

                CUMULATIVE TOTAL RETURN SINCE INCEPTION 1/20/98

                                  [LINE GRAPH]

                           DLB             RUSSELL 1000
                       GROWTH FUND         GROWTH INDEX           S & P 500
                       -----------         ------------          -----------
     20-Jan-98         $100,000.00          $100,000.00          $100,000.00
     31-Jan-98         $101,900.00          $103,220.00          $102,010.00
     28-Feb-98         $108,900.53          $110,982.14          $109,364.92
     31-Mar-98         $110,697.39          $115,410.33          $114,964.40
     30-Apr-98         $114,793.19          $117,002.99          $116,125.55
     31-May-98         $110,488.45          $113,680.11          $114,128.19
     30-Jun-98         $114,189.81          $120,637.33          $118,761.79
     31-Jul-98         $114,395.35          $119,841.13          $117,491.04
     31-Aug-98          $97,396.20          $101,852.97          $100,501.83
     30-Sep-98         $104,291.85          $109,675.28          $106,944.00
     31-Oct-98         $112,291.04          $118,493.17          $115,638.55
     30-Nov-98         $120,993.59          $127,510.50          $122,646.25
     31-Dec-98         $131,326.45          $139,011.95          $129,710.67
     31-Jan-99         $131,431.51          $147,171.95          $135,132.58
     28-Feb-99         $124,058.20          $140,446.19          $130,929.95
     31-Mar-99         $130,608.47          $147,847.71          $136,167.15
     30-Apr-99         $131,731.71          $148,039.91          $141,436.82
     31-May-99         $128,346.20          $143,495.09          $138,098.91
     30-Jun-99         $134,802.02          $153,539.74          $145,763.40
     31-Jul-99         $132,550.82          $148,657.18          $141,215.58
     31-Aug-99         $130,496.28          $151,080.29          $140,509.50
     30-Sep-99         $126,085.51          $147,907.60          $136,659.54
     31-Oct-99         $132,440.22          $159,074.63          $145,310.09

--------------------------------------------------------------------------------
                  TOTAL RETURNS (%) FOR PERIODS ENDED 10/31/99
--------------------------------------------------------------------------------
                                  10 Months       One Year        Annualized
                                   1/1/99-        10/31/98-      Since Inception
                                  10/31/99        10/31/99      1/20/98-10/31/99

     DLB Growth Fund               0.85            18.02             16.60
     Russell 1000 Growth Index    14.44            34.25             27.24
     S&P 500 Index                12.03            25.67             21.44
--------------------------------------------------------------------------------

DISCLOSURE STATEMENT

RUSSELL 1000 GROWTH INDEX is an unmanaged index that contains those Russell 1000 securities with a greater-than-average growth orientation. Securities in this index tend to exhibit higher price-to-book ratios and higher forecasted growth values than the Value universe. Securities in the Fund do not match those in the Index, and performance of the Fund will differ.

STANDARD & POORS 500 INDEX is an index of common stocks frequently used as a general measure of stock market performance. The index assumes reinvestment of all distributions and interest payments and does not take into account brokerage fees or taxes. Securities in the Fund do not match those in the Index and performance of the Fund will differ.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. The Fund's total return reflects an expense limitation in effect during the periods shown. In the absence of such expense limitation, returns would have been lower.

                                                                 DLB GROWTH FUND
                                   ---------------------------------------------



This report and the Fund financial statements contained herein are submitted for the general information of the shareholders of the DLB Growth Fund. The report is not intended for distribution to prospective investors unless preceded or accompanied by a current prospectus.











                          BABSON SECURITIES CORPORATION
                     One Memorial Drive, Cambridge, MA 02142
                                  December 1999

        ---------------------------------------

        DLB GROWTH FUND

        FINANCIAL STATEMENTS FOR THE TEN MONTHS
        ENDED OCTOBER 31, 1999 AND THE PERIOD
        JANUARY 20, 1998 (COMMENCEMENT
        OF OPERATIONS) TO DECEMBER 31, 1998

DLB GROWTH FUND

TABLE OF CONTENTS

-----------------------------------------------------------------------------------------------------
INDEPENDENT AUDITORS' REPORT                                                                 1

FINANCIAL STATEMENTS:

        Portfolio of Investments as of October 31, 1999                                    2 - 4

        Statement of Assets and Liabilities as of October 31, 1999                           5

        Statements of Operations for Ten Months Ended October 31, 1999 and the
             Period January 20, 1998 (commencement of
             operations) to December 31, 1998                                                6

        Statements of Changes in Net Assets for the Ten Months Ended October 31,
             1999 and the Period January 20, 1998
             (commencement of operations) to December 31, 1998                               7

        Financial Highlights for the Ten Months Ended October 31, 1999 and the
             Period January 20, 1998 (commencement of
             operations) to December 31, 1998                                                8

        Notes to Financial Statements                                                      9 - 11

DELOITTE &                   ---------------------------------------------------
    TOUCHE                   DELOITTE & TOUCHE LLP     Telephone: (617) 437-2000
----------                   200 Berkeley Street       Facsimile: (617) 437-2111
[LOGO]                       Boston, Massachusetts 02116-5022

INDEPENDENT AUDITORS' REPORT


To the Trustees of The DLB Fund Group and Shareholders of DLB Growth Fund:


We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of DLB Growth Fund (the "Fund") (a series of The DLB Fund Group) as of October 31, 1999, and the related statements of operations, changes in net assets, and the financial highlights for the ten months ended October 31, 1999 and the period from January 20, 1998 (commencement of operations) to December 31, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of DLB Growth Fund at October 31, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the ten months ended October 31, 1999 and the period from January 20, 1998 (commencement of operations) to December 31, 1998, in conformity with generally accepted accounting principles.

/s/ Deloitte & Touche LLP

December 10, 1999

-------------------
DELOITTE TOUCHE
TOHMATSU
-------------------

DLB GROWTH FUND

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 1999

------------------------------------------------------------------------------------------
COMMON STOCKS - 99.8%

                    ISSUER                                SHARES                VALUE

BANKS - 3.7%
Bank of America Corporation                                 28,700            $  1,847,563
Mellon Bank Corporation                                     65,100               2,404,631
                                                                              ------------
                                                                                 4,252,194
                                                                              ------------
BEVERAGES - 2.8%
Anheuser-Busch Companies, Inc.                              17,800               1,278,263
PepsiCo, Inc.                                               54,900               1,904,344
                                                                              ------------
                                                                                 3,182,607
                                                                              ------------
CHEMICALS - 2.5%
Monsanto Company                                            75,000               2,887,500
                                                                              ------------
COMMUNICATION EQUIPMENT - 3.5%
Lucent Technologies                                         62,900               4,041,325
                                                                              ------------
COMPUTER RELATED - 5.8%
Cisco Systems, Inc. (*)                                     55,900               4,136,600
EMC Corp. (*)                                               34,600               2,525,800
                                                                              ------------
                                                                                 6,662,400
                                                                              ------------
COMPUTER SERVICES - 2.3%
Automatic Data Processing, Inc.                             54,200               2,611,763
                                                                              ------------
COMPUTER SOFTWARE - 5.1%
Cadence Design Systems, Inc. (*)                           177,900               2,701,856
Microsoft Corporation (*)                                   34,700               3,211,919
                                                                              ------------
                                                                                 5,913,775
                                                                              ------------
COSMETIC & TOILETRY - 1.6%
The Gillette Company                                        52,200               1,888,988
                                                                              ------------
DRUGS - 13.9%
American Home Products Corporation                          68,400               3,573,900
Bristol-Meyers Squibb Company                               40,000               3,072,500
Cardinal Health, Inc.                                       76,257               3,288,583
Pfizer Inc.                                                 98,000               3,871,000
Pharmacia & Upjohn Inc.                                     42,800               2,308,525
                                                                              ------------
                                                                                16,114,508
                                                                              ------------
ELECTRICAL EQUIPMENT - 4.3%
General Electric Company                                    27,600               3,741,525
MSC Industrial Direct Company, Inc. (*)                    131,600               1,258,425
                                                                              ------------
                                                                                 4,999,950
                                                                              ------------

                    ISSUER                                  SHARES              VALUE

Electronics & Instruments - 5.3%
Analog Devices (*)                                          70,900            $  3,766,563
KLA Tencor Corp. (*)                                        29,600               2,343,950
                                                                              ------------
                                                                                 6,110,513
                                                                              ------------
FINANCIAL SERVICES - 7.9%
Federal Home Loan Mortgage Corporation                      91,800               4,962,938
Paychex, Inc.                                              108,000               4,252,500
                                                                              ------------
                                                                                 9,215,438
                                                                              ------------
FOOD RETAILERS - 2.4%
Safeway Inc. (*)                                            79,800               2,817,938
                                                                              ------------
INSURANCE COMPANIES - 5.4%
American International Group, Inc.                          41,525               4,274,480
Berkshire Hathaway Inc., Class B (*)                           970               2,027,300
                                                                              ------------
                                                                                 6,301,780
                                                                              ------------
MEDICAL SUPPLIES & SERVICES - 5.9%
Boston Scientific Corporation (*)                          144,600               2,910,075
Guidant Corporation (*)                                     80,200               3,959,875
                                                                              ------------
                                                                                 6,869,950
                                                                              ------------
OFFICE SUPPLIES - 1.0%
Herman Miller, Inc.                                         55,300               1,199,319
                                                                              ------------
OIL - INTERNATIONAL - 1.9%
Mobil Corporation                                           23,300               2,248,450
                                                                              ------------
RETAIL - SPECIALTY - 3.9%
CVS Corporation                                             63,000               2,736,563
Home Depot, Inc.                                            24,100               1,819,550
                                                                              ------------
                                                                                 4,556,113
                                                                              ------------
SEMICONDUCTORS - 10.7%
ETEC Systems, Inc. (*)                                      76,800               2,932,800
Microchip Technology Incorporated (*)                       69,100               4,603,788
Vitesse Semiconductor Corporation (*)                      107,300               4,922,388
                                                                              ------------
                                                                                12,458,976
                                                                              ------------
TELECOMMUNICATIONS - 8.4%
AT & T Corporation, Liberty Media Group (*)                103,600               4,111,620
MCI Worldcom, Inc. (*)                                      65,200               5,594,975
                                                                              ------------
                                                                                 9,706,595
                                                                              ------------
TOBACCO - 1.5%
Philip Morris Companies, Inc.                               67,200               1,692,600
                                                                              ------------
TOTAL COMMON STOCKS
     (identified cost, $112,158,756)                                           115,732,682

                    ISSUER                                PRINCIPAL             VALUE
                                                           AMOUNT

Repurchase Agreement - 0.1%
Investors Bank & Trust Repurchase Agreement, 4.51%,
  dated 10/29/99, $124,717 due on 11/1/99 (secured by
  Federal Government Agency securities), at cost         $ 124,671               $ 124,671
                                                                              ------------
TOTAL INVESTMENTS (identified cost, $112,283,427)                              115,857,353

Other assets, less liabilities - 0.1%                                              133,745
                                                                              ------------

NET ASSETS - 100%                                                             $115,991,098
                                                                              ============

(*) Non-income producing security

See notes to financial statements.

DLB GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31,1999

------------------------------------------------------------------------------------------------
ASSETS:

    Investments, at value (identified cost, $112,283,427)                           $115,857,353
    Receivables for investment sold                                                      159,562
    Receivable for fund shares sold                                                       64,812
    Dividends and interest receivable                                                     59,445
                                                                                    ------------
                                                                                     116,141,172

LIABILITIES:
    Payable for fund shares reaquired                                                     49,850
    Accrued management fee                                                                62,791
    Accrued expenses                                                                      37,433
                                                                                    ------------
                                                                                         150,074
                                                                                    ------------
NET ASSETS                                                                          $115,991,098
                                                                                    ============

NET ASSETS CONSIST OF:
    Paid-in capital                                                                 $107,420,428
    Unrealized appreciation of investments                                             3,573,926
    Accumulated undistributed net investment income                                      177,493
    Accumulated undistributed net realized gain on investment transactions             4,819,251
                                                                                    ------------

                                                                                    $115,991,098
                                                                                    ============
SHARES OF BENEFICIAL INTEREST OUTSTANDING                                              8,973,676
                                                                                    ============
NET ASSET VALUE, OFFERING PRICE, AND REDEMPTION PRICE
   PER SHARE (NET ASSETS / SHARES OF BENEFICIAL INTEREST
   OUTSTANDING)                                                                     $      12.93
                                                                                    ============

See notes to financial statements.

DLB GROWTH FUND

STATEMENTS OF OPERATIONS

-----------------------------------------------------------------------------------------------------

                                                                    Ten Months           Period Ended
                                                                       Ended              December 31,
                                                                 October 31, 1999            1998*
                                                                    -----------           -----------
NET INVESTMENT INCOME:
    Dividends (net of foreign tax withholdings of $0 and
         $1,542, respectively)                                      $   578,925           $   218,384
    Interest                                                            253,851               122,770
                                                                    -----------           -----------
                                                                        832,776               341,154
                                                                    -----------           -----------
EXPENSES:
    Management fee                                                      526,541               147,804
    Trustees' fees                                                        3,835                 3,675
    Custodian fees                                                       49,114                43,713
    Accounting and audit fees                                            29,300                27,433
    Registration fee                                                     24,286                 5,362
    Legal fees                                                           12,619                14,876
    Transfer agent fee                                                    6,407                 7,591
    Miscellaneous                                                         3,181                 4,101
                                                                    -----------           -----------
                                                                        655,283               254,555

    Reduction of expenses by investment manager                            --                 (41,968)
                                                                    -----------           -----------
           Net expenses                                                 655,283               212,587
                                                                    -----------           -----------
           Net investment income                                        177,493               128,567
                                                                    -----------           -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
    Realized gain (identified cost basis)                             4,819,251               677,899

    Change in unrealized appreciation                                (3,520,316)            7,094,242
                                                                    -----------           -----------
           Net realized and unrealized gain on investments            1,298,935             7,772,141
                                                                    -----------           -----------
           Increase in net assets from operations                   $ 1,476,428           $ 7,900,708
                                                                    ===========           ===========

    * For the period from January 20, 1998 (commencement of operations) to December 31, 1998.

See notes to financial statements.

DLB GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

-------------------------------------------------------------------------------------------------------------
                                                                         Ten Months             Period Ended
                                                                           Ended                December 31,
                                                                       October 31, 1999             1998*
                                                                        -------------           -------------
INCREASE IN NET ASSETS:
  From operations:
     Net investment income                                              $     177,493           $     128,567
     Net realized gain on investments                                       4,819,251                 677,899
     Net unrealized appreciation (depreciation) of investments             (3,520,316)              7,094,242
                                                                        -------------           -------------

                                                                            1,476,428               7,900,708
                                                                        -------------           -------------

  Distributions to shareholders:
     From net investment income                                                (1,548)               (127,019)
     From net realized gain on investments                                     (3,062)               (674,837)
                                                                        -------------           -------------

                                                                               (4,610)               (801,856)
                                                                        -------------           -------------

  Fund share transactions:
     Net proceeds from sales of fund shares                               130,816,308              25,153,000
     Net asset value of shares issued in
       reinvestment of distributions                                            4,610                 801,856
     Cost of shares reacquired                                            (49,355,356)                   --
                                                                        -------------           -------------

                                                                           81,465,562              25,954,856
                                                                        -------------           -------------

             Total increase in net assets                                  82,937,380              33,053,708

NET ASSETS:
  At beginning of period                                                   33,053,718                      10
                                                                        -------------           -------------
  At end of period (including accumulated undistributed net
     investment income of $177,493 and $1,548, respectively)            $ 115,991,098           $  33,053,718
                                                                        =============           =============

*    For the period from January 20, 1998 (commencement of operations) to December 31, 1998

See notes to financial statements.

DLB GROWTH FUND

FINANCIAL HIGHLIGHTS

---------------------------------------------------------------------------------------------------
                                                                       Ten Months      Period Ended
                                                                    Ended October 31,   December 31,
                                                                           1999             1998**
                                                                          ------            ------
  Per share data (for a share outstanding throughout
     each period):
     Net asset value- beginning of period                                 $12.82            $10.00
                                                                          ------            ------

     Income from investment operations:
        Net investment income                                               0.02              0.05
        Net realized and unrealized gain on investments                     0.09              3.09
                                                                           -----             ----

                                                                            0.11              3.14
                                                                           -----             ----

     Less distributions to shareholders:
        From net investment income (1)                                       -               (0.05)
        From net gain on investments (1)                                     -               (0.27)
                                                                           -----             ----

                                                                             -               (0.32)
                                                                           -----             ----

     Net asset value- end of period                                       $12.93            $12.82
                                                                          ======            ======

     Total return                                                          0.85%            31.33%

     Ratios and Supplemental Data:
        Ratio of expenses to average net assets                             .68% *            .80% *
        Ratio of net investment income to average net assets                .19% *            .48% *
        Portfolio turnover                                                   66%               34%
        Net assets at end of period (000 omitted)                       $115,991           $33,054

The manager has agreed with the Fund to reduce its management fee and/or bear certain expenses, such that the Fund's total expenses do not exceed .80% of average daily net assets. Without such agreement, the investment income per share and ratios would have been:

        Net investment income                                           $    -             $   .03

        Ratios (to average net assets):
          Expenses                                                           -                .95% *
          Net investment income                                              -                .32% *

  *     Annualized
  **    For the period from January 20, 1998 (commencement of operations) to December 31, 1998.
  (1)   Distributions from net investment income and from net gain on investments for the ten months ended
        October 31, 1999 was less than $.01 per share.

  See notes to financial statements.

DLB GROWTH FUND

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1.   BUSINESS AND ORGANIZATION

     DLB Growth Fund (the "Fund") is a non-diversified series of The DLB Fund Group (the "Trust"), a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

     During 1999, the Fund changed its year end from December 31 to October 31, and the financial statements are presented for the ten months ended October 31, 1999.

2.   SIGNIFICANT ACCOUNTING POLICIES

     INVESTMENT VALUATION - Equity securities listed on securities exchanges or reported through the NASDAQ system are valued at last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are valued at last quoted bid prices. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value.

     REPURCHASE AGREEMENTS - Securities purchased under agreements to resell to the original owner are recorded at cost. The Fund may enter into such agreements with institutions that the Fund's investment adviser has determined to be creditworthy. The Fund requires that the securities so purchased be transferred to the custodian under terms that enable the Fund to obtain such securities in the event of a default. The Fund monitors, on a daily basis, the value of the securities to assure that such value, including accrued interest, is greater than amounts owed to the Fund.

     INVESTMENT TRANSACTIONS AND INCOME - Investment transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Dividend payments received in additional securities are recorded in an amount equal to the value of the securities. Interest income is recorded on the accrual basis.

     TAXES AND DISTRIBUTIONS - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the "Code") applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gains on investments. Accordingly, no provision for federal income or excise tax is necessary.

     The Fund files a tax return annually using tax accounting methods required by the Code, which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the net investment income and net realized gain reported in these financial statements may differ from the amounts reported on the Fund's tax return, and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV.

     Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions for tax purposes and financial reporting purposes. Differences between income for financial reporting purposes and tax-basis earnings and profits may result in the reporting of temporary over-distributions in the financial statements. Such over-distributions are classified as distributions in excess of net investment income or accumulated net realized gains. Distributions, if any, in excess of tax-basis earnings and profits are reported as return of capital.

     USE OF ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements. Actual results could differ from those such estimates.

3.   TRANSACTIONS WITH AFFILIATES

     The Fund engages David L. Babson & Co. Inc. ("Babson") to provide investment advisory and administrative services and general office facilities. The fee for such services is computed daily and paid monthly at an effective annual rate of .55% of average daily net assets. For the ten months ended October 31, 1999, the management fee amounted to $526,541. Babson has agreed to pay the Fund's operating expenses such that the Fund's total aggregate expenses do not exceed .80% of average daily net assets.

     The Fund pays no compensation directly to the Trustees who also are officers of the investment manager, nor to the officers of the Fund, all of whom receive remuneration for their services to the Fund from Babson.

4.   PORTFOLIO SECURITIES

     Purchases and sales of investments, other than short-term obligations, for the ten months ended October 31, 1999 aggregated $151,741,207 and $68,148,830, respectively.

     The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:


        Aggregate cost                                       $ 113,247,757
                                                             =============

        Gross unrealized appreciation                        $  12,188,304
        Gross unrealized depreciation                           (9,578,708)
                                                             -------------
           Net unrealized appreciation                       $   2,609,596
                                                             =============

5.   SHARES OF BENEFICIAL INTEREST

     The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:


                                                                Period from
                                             Ten Months       January 20, 1998
                                               Ended          (commencement of
                                            October 31,        operations) to
                                                1999          December 31, 1998
                                             ----------           ---------

        Shares sold                          10,276,496           2,515,233
        Shares issued in reinvestment
           of distributions                         350              63,188
        Redemptions                          (3,881,592)                  -
                                             ----------           ---------
           Net increase                       6,395,254           2,578,421
                                             ==========           =========

                                      DLB


THE DLB MICRO CAPITALIZATION FUND








                                                                   ANNUAL REPORT
                                                                OCTOBER 31, 1999











                       [EXPERIENCE TO MANAGE THE FUTURE]

                                                              DLB MICRO CAP FUND
                                   ---------------------------------------------


FUND INVESTMENT OBJECTIVE

THE DLB MICRO CAPITALIZATION FUND seeks long-term capital appreciation through investment investing primarily in common stocks of smaller, faster-growing companies whose securities at the time of purchase are considered by the Fund's investment manager to be realistically valued.

MARKET OVERVIEW

THE FISCAL YEAR ENDING OCTOBER 30, 1999 (A 10 MONTH PERIOD DUE TO A CHANGE IN THE FISCAL CALENDAR FROM DECEMBER 31 TO OCTOBER 31) WAS A YEAR FILLED WITH VOLATILITY, SECTOR ROTATION, ENORMOUS RETURNS IN TECHNOLOGY AND THE "DOT.COM" SECTOR, AND LAGGING VALUE STOCKS (AGAIN).

IN THE FIRST QUARTER OF 1999 WE WITNESSED THE SAME TRENDS THAT TOOK PLACE THROUGH MOST OF CALENDAR YEAR 1998: LARGE GROWTH STOCKS LEADING THE MARKET TO NEW HIGHS AT THE EXPENSE OF ALL OTHER EQUITY ASSET CLASSES. Small company stocks and value stocks were all flat or down in this time period. The tables turned dramatically in the second quarter, with small cap stocks and value stocks surging 15% or more, leaving large growth stocks in the dust. This rally was short-lived however, and most of these gains were lost in the third quarter. At fiscal year-end, large growth stocks still ruled the day, leaving many value and small company managers frustrated with yet another year of an out-of-favor asset class.

THE S&P 500 INDEX FINISHED THE FISCAL YEAR UP 12%, LED BY LARGE GROWTH STOCKS THAT ADVANCED NEARLY 15%. Small company stocks represented by the Russell 2000 Index increased by a modest 3%, and the value component of this market segment declined by 5%.

THE REAL STANDOUT IN THE MARKET IN FISCAL 1999 WAS THE TECHNOLOGY SECTOR. This segment of the market, up over 35%, was the only component of the S&P 500 Index that was consistently in positive territory throughout the year. Much of this performance came from telecommunications and Internet companies that benefited from accelerating growth in the buildout and use of the Internet.

                                                              DLB MICRO CAP FUND
                                   ---------------------------------------------

PORTFOLIO STRATEGY REVIEW

THE MOST SIGNIFICANT CHANGES IN THE PORTFOLIO FOR THE NEW FISCAL YEAR ENDING OCTOBER 31, WERE THE INCREASE IN OUR TECHNOLOGY WEIGHTING AND THE DECREASE IN AUTOS AND TRANSPORT. Both were good moves because technology performed well and everything else did not.

WE FOUND A FEW SEGMENTS IN THE TECHNOLOGY AREA THAT FIT OUR INVESTMENT STRATEGY. The most promising are analog semiconductors and embedded computers. Designs are complex, there is enough capital intensity to limit non-professional competition, there is an almost unlimited array of product segments, life cycles frequently last more than five years, and demand is growing. We view these niches as similar to the connector business before Allied Signal and Molex consolidated. Investments we made this year have included Elantec Semiconductor, DSP Group, and Performance Technologies. Each has been a stellar performer. Another area we like is consulting. Rapid technology change requires more frequent training, which increases the demand for consulting services. Furthermore, the business requires a good reputation, which is advantageous to larger companies. Also, competitors can differentiate each other by focusing on a particular customer base or field of expertise. We invested in Meta Group in this area. A third area we like is equipment used to make semiconductors. Like the other businesses, this is highly fragmented, similar to industrial manufacturing companies. Companies that perfect difficult processes can avoid the price pressure that pervades this industry. In this area, we own A.D.E., which provides the quality seal of approval for wafers. We found these companies the way we always do-fundamental analysis. Fortunately, technology companies became so cheap last year, we were able to find some excellent companies at modest values. Roughly one third of our holdings in the technology segment are not really technology in the conventional sense. Meade Instruments produces backyard telescopes, Signal Technologies makes electronic operating systems for the defense department, and Kollmorgen manufactures fractional horsepower motors.

THE GREATEST REDUCTION IN THE PORTFOLIO WAS IN AUTOS AND TRANSPORT, WHICH WAS LOWERED TO 7% OF ASSETS FROM 15%. One of our most prized assets, Jevic Transport, was acquired. We also sold Airnet Systems and reduced our holdings in Mesaba Air due to management changes. We reduced Hub Group due to the trouble its carriers, the large railroads, are having. The

                                                              DLB MICRO CAP FUND
                                   ---------------------------------------------

PORTFOLIO STRATEGY REVIEW
(CONT.)

reduction is related only to changes within the companies we own. We continue to believe that this industry is a fertile ground for investment. Other changes in industry weightings can be explained mostly by the purchase or sale of one stock.

THE FUND'S TOP TEN HOLDINGS AND SECTOR WEIGHTINGS CAN BE FOUND BELOW.

--------------------------------------------------------------------------------
TOP 10 EQUITY HOLDINGS                            % OF FUND ASSETS
--------------------------------------------------------------------------------
Performance Food Group                                 2.84
Saga Communications                                    2.75
Chieftan International Inc.                            2.54
U.S. Can                                               2.50
CFS Bancorp                                            2.35
Mid-Atlantic Realty                                    2.29
Stone Energy Corp.                                     2.26
Fibermark Inc.                                         2.34
Meridian Diagnostics Inc.                              2.13
Bacou USA                                              2.04
Total                                                 24.04
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SECTOR                                        RUSSELL
DIVERSIFICATION (%)             PORTFOLIO      2000         DIFFERENCE
--------------------------------------------------------------------------------
Technology                        14.1         18.1           -4.0
Healthcare                         5.9          9.0           -3.1
Consumer Discretionary            20.6         17.3            3.3
Consumer Staples                   4.8          2.6            2.2
Energy                             5.4          3.1            2.3
Materials & Processing            13.8          9.2            4.6
Producer Durables                  6.4          8.2           -1.8
Autos & Transportation             6.7          3.5            3.2
Financial Services                19.8         21.4           -1.6
Utilities                          2.0          6.5           -4.5
Other                              0.6          1.0           -0.4
--------------------------------------------------------------------------------

PERFORMANCE REVIEW

Through the ten months ended October 31,1999, the DLB Micro Cap Fund was up 2.92%, versus 2.79% for the Russell 2000. We are pleased with these results because the value component of the Russell index is down 4.92%, while the growth component is up approximately 10.0%. As we are value-oriented, our style worked significantly against us. However,

                                                              DLB MICRO CAP FUND
                                   ---------------------------------------------


PERFORMANCE REVIEW (CONT.)

while we were underweighted in technology and the Internet, the few selections we made performed unbelievably well.

OUTLOOK

WE LOOK FORWARD TO 2000 WITH A MODICUM OF CAUTION. The Fed has raised interest rates to help slow the economy. This will have a direct impact on homebuilding, autos, banking, and capital investment. These are our favorite businesses. That said, we are pleased that the Asian economies are recovering. Also, the New Issues market is laden with startup companies, as opposed to those with proven track records. That has eliminated our ability to buy and hold IPOs in the second half of this year.

LONGER TERM, HOWEVER, WE HAVE NEVER BEEN MORE OPTIMISTIC ABOUT OUR PROSPECTS. Several small companies are trading close to their 52-week lows, so there are good companies to invest in and we are beginning to reduce our high cash position. We will be working harder and smarter than ever, and I am hopeful that our long-term results will reflect this effort.

                                                              DLB MICRO CAP FUND
                                   ---------------------------------------------


Growth of a
$100,000 Investment

                CUMULATIVE TOTAL RETURN SINCE INCEPTION 7/20/98

                                  [LINE GRAPH]

                         DLB MICRO             RUSSELL           RUSSELL 2000
                         CAP FUND            2000 INDEX           VALUE INDEX
                        -----------          -----------          -----------
      20-Jul-98         $100,000.00          $100,000.00          $100,000.00
      31-Jul-98          $95,100.00           $90,860.00           $91,496.51
      31-Aug-98          $74,301.63           $73,214.99           $77,167.40
      30-Sep-98          $77,704.64           $78,947.72           $81,525.30
      31-Oct-98          $80,401.00           $82,168.79           $83,946.03
      30-Nov-98          $82,097.46           $86,474.43           $86,218.26
      31-Dec-98          $86,095.60           $91,827.20           $88,921.80
      31-Jan-99          $83,598.83           $93,048.50           $86,903.46
      28-Feb-99          $78,699.94           $85,511.57           $80,970.14
      31-Mar-99          $77,401.39           $86,845.55           $80,302.14
      30-Apr-99          $82,602.76           $94,626.92           $87,632.84
      31-May-99          $87,104.61           $96,008.47           $90,326.39
      30-Jun-99          $94,107.83          $100,348.05           $93,596.98
      31-Jul-99          $94,710.12           $97,598.51           $91,375.66
      31-Aug-99          $92,408.66           $93,987.37           $88,035.53
      30-Sep-99          $92,011.30           $94,006.17           $86,275.44
      31-Oct-99          $88,606.88           $94,391.59           $84,549.16

--------------------------------------------------------------------------------
                  TOTAL RETURNS (%) FOR PERIODS ENDED 10/31/99
--------------------------------------------------------------------------------
                                  10 Months       One Year        Annualized
                                   1/1/99-        10/31/98-      Since Inception
                                  10/31/99        10/31/99      7/20/98-10/31/99

     DLB Micro Cap Fund             2.92           10.21           -8.67
     Russell 2000 Index             2.79           14.87           -4.18
     Russell 2000  Value Index     -4.92            0.72          -11.57
--------------------------------------------------------------------------------

DISCLOSURE STATEMENT

RUSSELL 2000 INDEX is an unmanaged index that measures the performance of the 2000 smallest stocks in the Russell 3000 Index that represent approximately 8% of the U.S. equity market capitalization. Securities in the Fund do not match those in the Index, and performance of the Fund will differ.

RUSSELL 2000 VALUE INDEX measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. Securities in the Fund do not match those in the Index, and performance of the Fund will differ.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. The Fund's total return reflects an expense limitation in effect during the periods shown. In the absence of such expense limitation, returns would have been lower.

                                                              DLB MICRO CAP FUND
                                   ---------------------------------------------


This report and the Fund financial statements contained herein are submitted for the general information of the shareholders of the DLB Micro Capitalization Fund. The report is not intended for distribution to prospective investors unless preceded or accompanied by a current prospectus.














                          BABSON SECURITIES CORPORATION
                     One Memorial Drive, Cambridge, MA 02142
                                  December 1999

        ---------------------------------------

        DLB MICRO CAPITALIZATION
        FUND

        FINANCIAL STATEMENTS FOR THE TEN MONTHS
        ENDED OCTOBER 31, 1999 AND THE PERIOD
        JULY 20, 1998 (COMMENCEMENT
        OF OPERATIONS) TO DECEMBER 31, 1998

DLB MICRO CAPITALIZATION FUND

TABLE OF CONTENTS

-----------------------------------------------------------------------------------------------------------

INDEPENDENT AUDITORS' REPORT                                                                           1

FINANCIAL STATEMENTS:

        Portfolio of Investments as of October 31, 1999                                              2 - 5

        Statement of Assets and Liabilities as of October 31, 1999                                     6

        Statements of Operations for the Ten Months Ended October 31, 1999 and
             the Period July 20, 1998 (commencement of operations) to
             December 31, 1998                                                                         7

        Statements of Changes in Net Assets for the Ten Months Ended October 31,
             1999 and the Period July 20, 1998 (commencement of
             operations) to December 31, 1998                                                          8

        Financial Highlights the Ten Months Ended October 31, 1999 and and the
             Period July 20, 1998 (commencement of operations) to
             December 31, 1998                                                                         9

        Notes to Financial Statements                                                               10 - 12

DELOITTE &                   ---------------------------------------------------
    TOUCHE                   DELOITTE & TOUCHE LLP     Telephone: (617) 437-2000
----------                   200 Berkeley Street       Facsimile: (617) 437-2111
[LOGO]                       Boston, Massachusetts 02116-5022

INDEPENDENT AUDITORS' REPORT


To the Trustees of The DLB Fund Group and Shareholders of DLB Micro
   Capitalization Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of DLB Micro Capitalization Fund (the "Fund") (a series of The DLB Fund Group) as of October 31, 1999, and the related statements of operations and changes in net assets, and the financial highlights for the ten months ended October 31, 1999 and the period from July 20, 1998 (commencement of operations) to December 31, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1999, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of DLB Micro Capitalization Fund at October 31, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the ten months ended October 31, 1999 and the period from July 20, 1998 (commencement of operations) to December 31, 1998, in conformity with generally accepted accounting principles.

/s/ Deloitte & Touche LLP

December 10, 1999

-------------------
DELOITTE TOUCHE
TOHMATSU
-------------------

DLB MICRO CAPITALIZATION  FUND

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 1999

------------------------------------------------------------------------------------------
COMMON STOCKS - 88.4%

                    ISSUER                                   SHARES              VALUE

Airlines - 2.2%
Hub Group Inc. (*)                                            23,200           $   440,800
Mesaba Holdings, Inc. (*)                                     21,800               250,700
                                                                               -----------
                                                                                   691,500
                                                                               -----------
AUTO PARTS - 3.3%
Autocam Corporation                                           46,028               489,049
Dura Automotive Systems Inc. (*)                              24,800               465,000
Keystone Automotive Industries, Inc. (*)                      11,100                95,044
                                                                               -----------
                                                                                 1,049,093
                                                                               -----------
BANKS - 6.7%
CFS Bancorp Inc.                                              71,800               749,413
Financial Institutions Inc.                                   40,800               571,200
First Essex Bancorp                                            1,700                26,775
First Republic Bank                                           19,100               477,500
Pacific Crest Capital, Inc.                                   20,900               316,113
                                                                               -----------
                                                                                 2,141,001
                                                                               -----------
BUILDING SUPPLIES - 1.6%
Republic Group Incorporated                                   28,710               495,248
                                                                               -----------
COMMUNICATION EQUIPMENT - 1.2%
Cunningham Graphics International Inc. (*)                    30,700               330,025
Triton PCS Holdings, Inc. - Class A                            1,300                45,825
                                                                               -----------
                                                                                   375,850
                                                                               -----------
COMPUTER RELATED - 2.0%
Meta Group, Inc.                                              29,100               418,313
PCD Inc.                                                      37,100               217,963
                                                                               -----------
                                                                                   636,276
                                                                               -----------
COMPUTER SERVICES - 0.4%
Akamai Technologies                                              900               130,669
                                                                               -----------
COMPUTER SOFTWARE - 1.4%
Inso Corp.                                                    17,800               240,300
Performance Technologies, Inc.                                 8,700               188,138
                                                                               -----------
                                                                                   428,438
                                                                               -----------
CONSTRUCTION - 0.6%
Crossman Communities, Inc. (*)                                11,900               199,325
                                                                               -----------
CONTAINERS - 2.5%
US Can Corporation (*)                                        40,800               795,600
                                                                               -----------

                    ISSUER                                   SHARES              VALUE

COSMETIC & TOILETRY - 0.4%
The Stephan Co.                                               26,400           $   112,200
                                                                               -----------
DIVERSIFIED - 2.1%
Astronics Corp.                                                3,300                31,763
Bacou USA Inc.                                                40,900               649,288
                                                                               -----------
                                                                                   681,051
                                                                               -----------
DRUGS - 2.8%
D&K Healthcare Resources Inc. (*)                             34,200               536,513
Medco Research Inc. (*)                                       14,900               359,463
                                                                               -----------
                                                                                   895,976
                                                                               -----------
ELECTRONICS & INSTRUMENTS - 6.0%
ADE Corp/ Mass                                                13,700               205,500
DSP Group Inc.                                                10,500               501,375
Meade Instruments Corp.                                        8,400               214,200
Signal Technology Corp.                                      134,400               638,400
Spectrum Control Inc.                                         44,900               347,975
                                                                               -----------
                                                                                 1,907,450
                                                                               -----------
ELECTRICAL EQUIPMENT - 1.4%
Kollmorgen Corporation                                        28,800               273,600
SBS Technologies, Inc.                                         6,400               179,200
                                                                               -----------
                                                                                   452,800
                                                                               -----------
ELECTRICAL POWER - 1.7%
Bangor Hydro-Electric Co.                                     34,000               556,750
                                                                               -----------
EXPLORATION & DRILLING - 2.3%
Stone Energy Corporation (*)                                  14,800               719,650
                                                                               -----------
FINANCIAL SERVICES - 1.5%
Conning Corporation                                           56,000               486,500
                                                                               -----------
FOOD RETAILERS - 2.8%
Performance Food Group Company (*)                            33,400               905,975
                                                                               -----------
INSURANCE COMPANIES - 1.6%
Highlands Insurance Group Inc. (*)                            66,400               522,900
                                                                               -----------
INTERNATIONAL OIL - 2.5%
Chieftain International, Inc. (*)                             42,300               808,988
                                                                               -----------
MACHINERY & EQUIPMENT - 4.0%
ABC-NACO, Inc.                                                28,100               302,075
Gasonics International Corp.                                  19,000               318,250
Hardinge, Inc.                                                18,500               268,250
Ritchie Brothers Auctioneers Inc. (*)                         10,400               373,100
                                                                               -----------
                                                                                 1,261,675
                                                                               -----------

                    ISSUER                                   SHARES              VALUE

MEDIA - 3.7%
Gray Communications Systems Inc.                              21,000           $   304,500
Saga Communications Inc. (*)                                  36,300               875,738
                                                                               -----------
                                                                                 1,180,238
                                                                               -----------
MEDICAL SUPPLIES & SERVICES - 4.1%
Meridian Diagnostics, Inc.                                    93,500               677,875
Morrison Health Care Inc.                                     28,900               617,738
                                                                               -----------
                                                                                 1,295,613
                                                                               -----------
METAL PRODUCTS - 1.6%
CompX International, Inc.                                     27,300               505,050
                                                                               -----------
METAL PROCESSING - 0.3%
Sun Hydraulics Corporation                                    14,700               102,900
                                                                               -----------
OFFICE EQUIPMENT - 0.7%
Day Runner Inc. (*)                                           28,200               207,975
                                                                               -----------
OTHER COMMON & PREFERRED - 1.3%
New England Community Bancorp                                 13,400               400,325
                                                                               -----------
PAPER & FOREST PRODUCTS - 2.2%
Fibermark Inc. (*)                                            54,800               712,400
                                                                               -----------
PROFESSIONAL SERVICES - 3.1%
Carey International Inc. (*)                                  17,200               364,425
Charles River Associates, Incorporated                        24,900               628,725
                                                                               -----------
                                                                                   993,150
                                                                               -----------
REAL ESTATE - 2.3%
Mid-Atlantic Realty Trust REIT                                72,400               728,525
                                                                               -----------
RECREATION - 1.5%
Steinway Musical Instruments Inc.                             27,000               479,250
                                                                               -----------
SAVINGS & LOANS - 4.2%
Flushing Financial Corp.                                      24,500               384,344
Lawrence Savings Bank (*)                                     38,300               301,613
Mech Financial Inc.                                           19,600               634,550
                                                                               -----------
                                                                                 1,320,507
                                                                               -----------
SEMICONDUCTORS - 4.5%
Align-Rite International Inc.                                 25,600               480,000
Elantec Semiconductor Inc.                                    29,500               630,563
Telcom Semiconductor, Inc.                                    34,398               318,182
                                                                               -----------
                                                                                 1,428,745
                                                                               -----------

                    ISSUER                                   SHARES              VALUE

SPECIALTY RETAIL - 2.4%
Bridgford Foods Corporation                                   45,953           $   453,786
School Specialty Inc. (*)                                     10,400               154,050
Travis Boats & Motors, Inc. (*)                               14,800               151,700
                                                                               -----------
                                                                                   759,536
                                                                               -----------
STEEL - 2.0%
Schnitzer Stl Inds Class A                                    39,900               643,388
                                                                               -----------
TELECOMMUNICATIONS - 0.0%
MCK Communications, Inc.                                         170                 3,825
                                                                               -----------
TRUCKING & SHIPPING - 1.0%
Covenant Transport Inc., Class A                                 100                 1,538
Forward Air Corporation                                       11,200               329,700
                                                                               -----------
                                                                                   331,238
                                                                               -----------
WHOLESALERS - 2.5%
Pameco Corporation (*)                                        42,300               216,788
Scansource, Inc. (*)                                          17,000               575,865
                                                                               -----------
                                                                                   792,653
                                                                               -----------
TOTAL COMMON STOCKS
     (identified cost, $30,311,437)                                             28,140,233

                                                           PRINCIPAL
                                                             AMOUNT
REPURCHASE AGREEMENT - 13.0%
Investors Bank & Trust Repurchase Agreement, 4.51%,
  dated 10/29/99, $4,123,552 due on 11/1/99 (secured by
  Federal Government Agency securities), at cost          $4,122,003             4,122,003
                                                                               -----------
TOTAL INVESTMENTS (identified cost, $34,433,440)                                32,262,236

Other assets, less liabilities - (1.4%)                                           (443,288)
                                                                               -----------

NET ASSETS - 100%                                                              $31,818,948
                                                                               ===========

(*) Non-income producing security

See notes to financial statements.

DLB MICRO CAPITALIZATION FUND

STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 1999

------------------------------------------------------------------------------------------------
ASSETS:
    Investments, at value (identified cost, $34,433,440 )                           $ 32,262,236
    Receivable for investments sold                                                      282,809
    Receivable for fund shares sold                                                        3,698
    Dividends and interest receivable                                                     16,040
    Receivable from investment manager                                                     6,737
                                                                                    ------------
                                                                                      32,571,520

LIABILITIES:
    Payable for investments purchased                                                    691,883
    Payable for Fund shares reacquired                                                     5,844
    Accrued management fee                                                                26,868
    Accrued expenses                                                                      27,977
                                                                                    ------------
                                                                                         752,572

NET ASSETS                                                                          $ 31,818,948
                                                                                    ============

NET ASSETS CONSIST OF:
    Paid-in capital                                                                 $ 33,608,306
    Unrealized depreciation of investments                                            (2,171,204)
    Accumulated undistributed net realized gain on investment transactions               381,846
                                                                                    ------------
                                                                                    $ 31,818,948

SHARES OF BENEFICIAL INTEREST OUTSTANDING                                              3,577,406

NET ASSET VALUE, OFFERING PRICE, AND REDEMPTION PRICE
   PER SHARE (NET ASSETS / SHARES OF BENEFICIAL INTEREST
   OUTSTANDING)                                                                     $       8.89
                                                                                    ============

See notes to financial statements.

DLB MICRO CAPITALIZATION FUND

STATEMENTS OF OPERATIONS

--------------------------------------------------------------------------------------------------------------
                                                                             Ten Months          Period Ended
                                                                                Ended             December 31,
                                                                          October 31, 1999             1998*
                                                                             -----------           -----------
NET INVESTMENT INCOME:
    Interest                                                                 $   115,694           $    53,138
    Dividends                                                                    127,060                30,873
                                                                             -----------           -----------
                                                                                 242,754                84,011
                                                                             -----------           -----------
EXPENSES:
    Management fee                                                               216,505                82,227
    Trustees' fees                                                                 3,785                 1,396
    Custodian fees                                                                44,289                23,742
    Accounting and audit fees                                                     21,837                27,502
    Legal fees                                                                    12,619                 5,762
    Registration fees                                                             18,796                  --
    Transfer agent fee                                                             6,406                 3,602
    Miscellaneous                                                                  3,645                 2,042
                                                                             -----------           -----------
                                                                                 327,882               146,273

    Reduction of expenses by investment manager                                  (46,425)              (39,557)
                                                                             -----------           -----------
             Net expenses                                                        281,457               106,716
                                                                             -----------           -----------
             Net investment loss                                                 (38,703)              (22,705)
                                                                             -----------           -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

    Realized gain (loss) (identified cost basis)                               1,618,801            (1,198,252)

    Change in unrealized depreciation                                           (556,308)           (1,614,896)
                                                                             -----------           -----------
             Net realized and unrealized gain (loss) on investments            1,062,493            (2,813,148)
                                                                             -----------           -----------
             Increase (decrease) in net assets from operations               $ 1,023,790           $(2,835,853)
                                                                             ===========           ===========

*     For the period from July 20, 1998 (commencement of operations) to December 31, 1998.

See notes to financial statements.

DLB MICRO CAPITALIZATION FUND

STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------------------
                                                          Ten Months           Period Ended
                                                             Ended              December 31,
                                                       October 31, 1999             1998*
                                                         ------------           ------------
INCREASE IN NET ASSETS:
  From operations:
     Net investment loss                                 $    (38,703)          $    (22,705)
     Net realized gain (loss) on investments                1,618,801             (1,198,252)
     Net unrealized depreciation of investments              (556,308)            (1,614,896)
                                                         ------------           ------------
                                                            1,023,790             (2,835,853)
                                                         ------------           ------------
  Fund share transactions:
     Net proceeds from sales of fund shares                11,120,455             22,745,914
     Cost of shares reacquired                               (235,368)                  --
                                                         ------------           ------------
                                                           10,885,087             22,745,914
                                                         ------------           ------------

             Total increase in net assets                  11,908,877             19,910,061

NET ASSETS:
  At beginning of period                                   19,910,071                     10
                                                         ------------           ------------
  At end of period                                       $ 31,818,948           $ 19,910,071
                                                         ============           ============

* For the period from July 20, 1998 (commencement of operations) to December 31, 1998.

See notes to financial statements.

DLB MICRO CAPITALIZATION FUND

FINANCIAL HIGHLIGHTS

------------------------------------------------------------------------------------------------------------------------

                                                                                       Ten Months       Period Ended
                                                                                         Ended          December 31,
                                                                                    October 31, 1999        1998**
                                                                                        -------            -------
  Per share data (for a share outstanding throughout each period):
    Net asset value- beginning of period                                                $  8.61            $ 10.00
                                                                                        -------            -------

    Gain (loss) from investment operations:
       Net investment loss                                                                 (.01)              (.01)
       Net realized and unrealized gain (loss) on investments                               .29              (1.38)
                                                                                        -------            -------

                                                                                            .28              (1.39)
                                                                                        -------            -------

    Net asset value- end of period                                                        $8.89              $8.61
                                                                                        =======            =======

    Total return                                                                          2.92%            (13.90%)

    Ratios and Supplemental Data:
       Ratio of expenses to average net assets                                            1.30% *            1.30% *
       Ratio of net investment loss to average net assets                                 (.18%)*            (.28%)*
       Portfolio turnover                                                                   68%                51%
       Net assets at end of period (000 omitted)                                        $31,819            $19,910

  The manager has agreed with the Fund to reduce its management fee and/or bear certain expenses, such that the Fund's total expenses do not exceed 1.30% of average daily net assets.  Without such agreement, the investment loss per share and ratios would have been:

       Net investment loss                                                               $ (.02)            $ (.03)

       Ratios (to average net assets):
         Expenses                                                                         1.51% *            1.77% *
         Net investment loss                                                              (.39%)*            (.76%)*

*      Annualized
**     For the period from July 20, 1998 (commencement of operations) to December 31, 1998.

  See notes to financial statements.

DLB MICRO CAPITALIZATION FUND

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1.   BUSINESS AND ORGANIZATION

     DLB Micro Capitalization Fund (the "Fund") is a non-diversified series of The DLB Fund Group (the "Trust"), a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

     During 1999, the Fund changed its year end from December 31 to October 31, and the financial statements are presented for the ten months ended October 31, 1999.

2.   SIGNIFICANT ACCOUNTING POLICIES

     INVESTMENT VALUATION - Equity securities listed on securities exchanges or reported through the NASDAQ system are valued at last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are valued at last quoted bid prices. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value.

     REPURCHASE AGREEMENTS - Securities purchased under agreements to resell to the original owner are recorded at cost. The Fund may enter into such agreements with institutions that the Fund's investment adviser has determined to be creditworthy. The Fund requires that the securities so purchased be transferred to the custodian under terms that enable the Fund to obtain such securities in the event of a default. The Fund monitors, on a daily basis, the value of the securities to assure that such value, including accrued interest, is greater than amounts owed to the Fund.

     INVESTMENT TRANSACTIONS AND INCOME - Investment transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Dividend payments received in additional securities are recorded in an amount equal to the value of the securities. Interest income is recorded on the accrual basis.

     TAXES AND DISTRIBUTIONS - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the "Code") applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gains on investments. Accordingly, no provision for federal income or excise tax is necessary. To the extent permitted by the Code, capital loss carryforwards will reduce taxable income arising from future net realized gains on investments, if any, and thus will reduce the amount of the distributions to shareholders that would otherwise be necessary.

     The Fund files a tax return annually using tax accounting methods required by the Code, which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the net investment income and net realized gain reported in these financial statements may differ from the amounts reported on the Fund's tax return, and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV.

     Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions for tax purposes and financial reporting purposes. Differences between income for financial reporting purposes and tax-basis earnings and profits may result in the reporting of temporary over-distributions in the financial statements. Such over-distributions are classified as distributions in excess of net investment income or accumulated net realized gains. Distributions, if any, in excess of tax-basis earnings and profits are reported as return of capital. During the ten months ended October 31, 1999, $38,703 was reclassified from accumulated undistributed net realized gain on investment transactions to accumulated undistributed net investment income due to differences between book and tax accounting for the offset of net investment loss against short-term capital gains. This change had no effect on the net assets or net asset value per share.

     USE OF ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements. Actual results could differ from those such estimates.

3.   TRANSACTIONS WITH AFFILIATES

     The Fund engages David L. Babson & Co. Inc. ("Babson") to provide investment advisory and administrative services and general office facilities. The fee for such services is computed daily and paid monthly at an effective annual rate of 1.00% of average daily net assets. For the ten months ended October 31, 1999, the management fee amounted to $216,505. Babson has agreed to pay the Fund's operating expenses such that the Fund's total aggregate expenses do not exceed 1.30% of average daily net assets. For the ten months ended October 31, 1999, $46,425 of fund expenses were borne by Babson.

     The Fund pays no compensation directly to the Trustees who also are officers of the investment manager, nor to the officers of the Fund, all of whom receive remuneration for their services to the Fund from Babson.

4.   PORTFOLIO SECURITIES

     Purchases and sales of investments, other than short-term obligations, for the ten months ended October 31, 1999 aggregated $24,015,103 and $15,619,833, respectively.


     The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund are as follows:


        Aggregate cost                                           $ 34,588,375
                                                                 ============

        Gross unrealized appreciation                            $  2,606,964
        Gross unrealized depreciation                              (4,933,103)

            Net unrealized depreciation                          $ (2,326,139)
                                                                 ============


5.   SHARES OF BENEFICIAL INTEREST

     The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                                     Period from
                                                    July 20, 1998
                               Ten Months          (commencement of
                                  Ended             operations) to
                             October 31, 1999      December 31, 1998
                              -------------          -------------
        Shares sold              1,291,792              2,311,291
        Redemptions                (25,678)                -
                              -------------          -------------

          Net increase           1,266,114              2,311,291
                              =============          =============